Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q14 Historical

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Regional Totals
North America	19
EMEA	20
Latin America	21
Asia	22

Citi Holdings
Income Statement and Balance Sheet Data	23
Consumer Key Indicators	24 - 25

Citigroup Supplemental Detail
Average Balances and Interest Rates	26
Deposits	27
Loans
Citicorp	28
Citi Holdings / Total Citigroup	29
Consumer Loan Delinquency Amounts and Ratios
90+ Days	30
30-89 Days	31
Allowance for Credit Losses
Total Citigroup	32
Consumer and Corporate	33 - 34
Components of Provision for Loan Losses
Citicorp	35
Citi Holdings / Total Citigroup	36
Non-Accrual Assets
Total Citigroup	37
Citicorp	38
Citi Holdings	39

Reconciliation of Non-GAAP Financial Measures	40

(1) Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

This Historical Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014 has been revised to reflect the following:

• historical financial data reclassified from Citicorp to Citi Holdings for all periods presented for the consumer businesses in 11 markets and the consumer finance business in Korea in Global Consumer Banking (GCB) and certain businesses in Institutional Clients Group that Citi intends to exit;

• changes in Citi’s charge out of certain assets and non-interest revenues from the Corporate/Other segment to Citi’s businesses;

• changes in charge outs of certain administrative, operations and technology costs among Citi’s businesses;

• combining of the EMEA and Asia GCB consumer banking businesses for reporting purposes;

• certain other immaterial reclassifications; and

• retrospective application of Accounting Standards Update (ASU) 2014-01, Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects.

For additional information on these revisions, see Citi’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 8, 2015.  This revised Historical Financial Data Supplement reflects the format Citi will use to present its 2015 first quarter financial results on April 16, 2015 and is being provided solely to facilitate comparison of 2015 first quarter results with those of prior periods.

CITIGROUP — FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Total Revenues, Net of Interest Expense	$25,362	$21,973	$20,614	$18,197	$19,547	$20,457	$20,614	$17,017	$19,260	$18,489	$13,739	$18,042
Total Operating Expenses	11,407	11,748	11,379	12,290	12,122	12,745	12,257	13,056	12,215	11,993	12,095	13,733
Net Credit Losses (NCLs)	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985
Credit Reserve Build / (Release)	(25)	(1,439)	(1,971)	(2,227)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)
Provision for Unfunded Lending Commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	(38)	7	(41)	56
Provision for Benefits and Claims	287	213	227	238	260	219	259	234	229	214	225	219
Provisions for Credit Losses and for Benefits and Claims	8,549	6,611	5,882	4,767	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113
Income from Continuing Operations before Income Taxes	5,406	3,614	3,353	1,140	4,327	4,437	5,119	1,213	4,145	3,800	(976)	1,196
Income Taxes (benefits)	1,153	911	792	(209)	1,308	1,100	1,390	222	1,129	852	(1,487)	(97)
Income from Continuing Operations	$4,253	$2,703	$2,561	$1,349	$3,019	$3,337	$3,729	$991	$3,016	$2,948	$511	$1,293
Income (Loss) from Discontinued Operations, net of Taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)
Net Income before Noncontrolling Interests	4,460	2,713	2,215	1,462	3,051	3,387	3,729	977	3,028	2,955	519	1,208
Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42	126	40	25	28
Citigroup’s Net Income	$4,428	$2,685	$2,156	$1,300	$2,979	$3,325	$3,757	$935	$2,902	$2,915	$494	$1,180

Diluted Earnings Per Share:
Income from Continuing Operations	$1.43	$0.89	$0.83	$0.39	$0.97	$1.07	$1.23	$0.31	$0.94	$0.94	$0.16	$0.41
Citigroup’s Net Income	$1.50	$0.89	$0.72	$0.43	$0.98	$1.09	$1.23	$0.30	$0.95	$0.94	$0.16	$0.38
Shares (in millions):
Average Basic	2,844.4	2,884.9	2,887.7	2,893.3	2,904.4	2,908.6	2,910.8	2,915.2	2,926.2	2,926.6	2,926.8	2,942.7
Average Diluted	2,933.3	2,975.3	2,977.8	2,984.8	2,996.6	2,997.0	2,998.6	3,003.0	3,014.5	3,015.0	3,015.3	3,017.0
Common Shares Outstanding, at period end	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5	2,932.5	3,028.9

Preferred Dividends - Basic	$—	$—	$—	$9	$4	$9	$4	$9	$4	$9	$4	$9
Preferred Dividends - Diluted	$—	$—	$—	$9	$4	$9	$4	$9	$4	$9	$4	$9

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,194	$2,649	$2,479	$1,168	$2,909	$3,205	$3,684	$923	$2,833	$2,831	$471	$1,227
Citigroup’s Net Income	$4,400	$2,659	$2,136	$1,280	$2,940	$3,254	$3,684	$909	$2,845	$2,838	$479	$1,144

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,195	$2,650	$2,480	$1,168	$2,910	$3,211	$3,689	$926	$2,837	$2,835	$472	$1,229
Citigroup’s Net Income	$4,400	$2,660	$2,137	$1,280	$2,941	$3,260	$3,689	$913	$2,849	$2,841	$480	$1,145

Regulatory Capital Ratios and Performance Metrics:
Basel III Common Equity Tier 1 Capital Ratio (1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.72%
Basel III Tier 1 Capital Ratio (1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.03%
Basel III Total Capital Ratio (1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.81%
Estimated Basel III Supplementary Leverage Ratio (3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Return on Average Assets	0.89%	0.53%	0.43%	0.26%	0.62%	0.67%	0.76%	0.19%	0.61%	0.61%	0.10%	0.25%
Efficiency Ratio	45%	53%	55%	68%	62%	62%	59%	77%	63%	65%	88%	76%
Return on Average Common Equity	12.0%	7.0%	5.4%	3.2%	7.3%	7.7%	8.4%	2.1%	6.5%	6.5%	1.0%	2.5%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$2,002.0	$1,937.5	$1,983.1	$1,913.7	$1,947.6	$1,956.4	$1,935.7	$1,873.6	$1,944.1	$1,916.1	$1,931.0	$1,864.3
Total Average Assets	2,013.1	2,017.1	1,979.1	1,982.2	1,953.8	1,982.3	1,963.7	1,910.7	1,911.8	1,916.1	1,909.4	1,905.4
Total Deposits(4)	827.9	814.0	850.1	845.0	865.9	866.3	851.3	865.9	906.0	914.3	944.6	930.6
Citigroup’s Stockholders’ Equity	151.2	154.6	162.7	163.3	170.8	176.1	177.1	177.5	181.5	183.6	186.5	188.7
Book Value Per Share	$52.74	$53.25	$55.90	$56.08	$58.38	$60.25	$60.47	$60.61	$61.80	$62.49	$63.48	$61.46
Tangible Book Value Per Share(5)	$40.84	$41.80	$44.35	$44.47	$46.79	$48.66	$49.41	$49.64	$50.79	$51.69	$52.58	$51.08

Direct Staff (in thousands)	263	259	258	260	260	263	267	266	263	261	262	259

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Total Revenues, Net of Interest Expense	$20,318	$20,592	$17,941	$17,873	$20,206	$19,425	$19,689	$17,899	$86,146	$77,635	$69,530	$76,724	$77,219
Total Operating Expenses	12,288	12,149	11,679	12,292	12,149	15,521	12,955	14,426	46,824	50,180	50,036	48,408	55,051
Net Credit Losses (NCLs)	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	30,623	19,687	14,231	10,463	8,973
Credit Reserve Build / (Release)	(664)	(781)	(778)	(636)	(646)	(610)	(522)	(367)	(5,662)	(8,351)	(3,773)	(2,859)	(2,145)
Provision for Unfunded Lending Commitments	14	(3)	103	(34)	(27)	(31)	(30)	(74)	(117)	51	(16)	80	(162)
Provision for Benefits and Claims	231	200	204	195	208	182	205	206	965	972	887	830	801
Provisions for Credit Losses and for Benefits and Claims	2,459	2,024	1,959	2,072	1,974	1,730	1,750	2,013	25,809	12,359	11,329	8,514	7,467
Income from Continuing Operations before Income Taxes	5,571	6,419	4,303	3,509	6,083	2,174	4,984	1,460	13,513	15,096	8,165	19,802	14,701
Income Taxes (benefits)	1,675	2,225	1,102	1,184	2,131	1,921	2,068	1,077	2,647	4,020	397	6,186	7,197
Income from Continuing Operations	$3,896	$4,194	$3,201	$2,325	$3,952	$253	$2,916	$383	$10,866	$11,076	$7,768	$13,616	$7,504
Income (Loss) from Discontinued Operations, net of Taxes	(33)	30	92	181	37	(22)	(16)	(1)	(16)	68	(58)	270	(2)
Net Income before Noncontrolling Interests	3,863	4,224	3,293	2,506	3,989	231	2,900	382	10,850	11,144	7,710	13,886	7,502
Net Income Attributable to Noncontrolling Interests	90	36	51	50	45	50	59	38	281	148	219	227	192
Citigroup’s Net Income	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$10,569	$10,996	$7,491	$13,659	$7,310

Diluted Earnings Per Share:
Income from Continuing Operations	$1.23	$1.34	$0.98	$0.71	$1.22	$0.03	$0.88	$0.06	$3.53	$3.58	$2.44	$4.25	$2.20
Citigroup’s Net Income	$1.21	$1.34	$1.01	$0.77	$1.23	$0.03	$0.88	$0.06	$3.53	$3.60	$2.42	$4.34	$2.20
Shares (in millions):
Average Basic	3,040.1	3,040.7	3,034.3	3,028.0	3,037.4	3,033.8	3,029.5	3,025.6	2,877.6	2,909.8	2,930.6	3,035.8	3,031.6
Average Diluted	3,044.7	3,046.3	3,040.9	3,034.6	3,043.3	3,038.3	3,034.8	3,031.5	2,967.8	2,998.8	3,015.5	3,041.6	3,037.0
Common Shares Outstanding, at period end	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9

Preferred Dividends - Basic	$4	$9	$110	$71	$124	$100	$128	$159	$9	$26	$26	$194	$511
Preferred Dividends - Diluted	$4	$9	$110	$71	$124	$100	$128	$159	$9	$26	$26	$194	$511

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,730	$4,067	$2,980	$2,161	$3,721	$102	$2,684	$183	$10,486	$10,719	$7,357	$12,937	$6,690
Citigroup’s Net Income	$3,697	$4,096	$3,070	$2,338	$3,758	$80	$2,669	$182	$10,470	$10,786	$7,301	$13,202	$6,688

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,730	$4,067	$2,980	$2,161	$3,721	$102	$2,684	$183	$10,488	$10,735	$7,368	$12,938	$6,691
Citigroup’s Net Income	$3,698	$4,096	$3,070	$2,338	$3,758	$80	$2,669	$182	$10,473	$10,802	$7,311	$13,203	$6,689

Regulatory Capital Ratios and Performance Metrics:
Basel III Common Equity Tier 1 Capital Ratio (1)	9.31%	10.02%	10.47%	10.57%	10.45%	10.57%	10.64%	10.57%
Basel III Tier 1 Capital Ratio (1)	9.56%	10.37%	10.90%	11.23%	11.11%	11.35%	11.41%	11.45%
Basel III Total Capital Ratio (1)	12.23%	12.79%	13.12%	12.64%	12.52%	12.70%	12.76%	12.80%
Estimated Basel III Supplementary Leverage Ratio (3)	N/A	5.08%	5.25%	5.42%	5.70%	5.82%	5.98%	5.94%
Return on Average Assets	0.81%	0.88%	0.69%	0.52%	0.85%	0.04%	0.59%	0.07%	0.53%	0.56%	0.39%	0.73%	0.39%
Efficiency Ratio	60%	59%	65%	69%	60%	80%	66%	81%	54%	65%	72%	63%	71%
Return on Average Common Equity	8.2%	8.8%	6.4%	4.8%	7.8%	0.2%	5.3%	0.4%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,881.4	$1,883.6	$1,899.2	$1,880.0	$1,894.4	$1,909.4	$1,882.5	$1,842.2
Total Average Assets	1,886.8	1,898.9	1,859.5	1,888.0	1,888.3	1,903.3	1,895.4	1,900.2	1,997.9	1,952.6	1,910.7	1,883.3	1,896.8
Total Deposits(4)	933.8	938.4	955.5	968.3	966.3	965.7	942.7	899.3
Citigroup’s Stockholders’ Equity	193.0	195.6	200.5	204.0	208.1	211.0	211.9	210.2
Book Value Per Share	$62.39	$62.90	$64.38	$65.12	$66.13	$66.64	$66.99	$66.05
Tangible Book Value Per Share(5)	$52.23	$52.99	$54.40	$55.19	$56.29	$56.78	$57.41	$56.71

Direct Staff (in thousands)	257	253	252	251	248	244	243	241

(1)             Citigroup’s Basel III risk-based capital ratios, which are based on the final U.S. Basel III rules and reflect full implementation assumed for related capital components, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 42 for a reconciliation of this measure to reported results.

(2)             Not used.

(3)             Citigroup’s estimated Basel III Supplementary Leverage ratio (SLR) and certain related components are non-GAAP financial measures.  Citigroup believes this ratio and its components provide useful information to investors and others by measuring Citigroup’s progress against future regulatory capital standards.  Citigroup’s estimated Basel III SLR is based on the revised final U.S. Basel III rules, issued in September 2014.

(4)             At December 31, 2014, approximately $20.6 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement to sell its Japan retail banking business.

(5)             Tangible book value per share is a non-GAAP financial measure.  See page 40 for a reconciliation of this measure to reported results.

Note:  Ratios and returns are calculated based on the displayed amounts.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
Revenues
Interest revenue	$20,659	$20,188	$19,123	$18,626	$17,968	$18,378	$17,925	$17,587	$17,294	$16,686	$16,737	$16,581
Interest expense	6,370	6,427	6,162	6,098	6,032	6,415	6,030	5,732	5,578	5,343	5,026	4,665
Net interest revenue	14,289	13,761	12,961	12,528	11,936	11,963	11,895	11,855	11,716	11,343	11,711	11,916

Commissions and fees	3,575	3,148	3,171	3,450	3,274	3,460	2,937	2,819	3,057	2,992	3,219	3,316
Principal transactions	4,171	2,420	2,140	(1,001)	3,221	2,672	2,166	(601)	2,000	1,683	1,020	277
Administrative and other fiduciary fees	1,022	910	976	1,097	1,097	1,068	945	885	981	1,037	974	1,020
Realized gains (losses) on investments	538	523	962	388	580	583	765	69	1,925	273	615	438
Other-than-temporary impairment losses on investments and other assets	(507)	(454)	(220)	(230)	(1,707)	(171)	(146)	(230)	(1,305)	(128)	(3,470)	(68)
Insurance premiums	734	618	637	625	650	662	636	613	612	601	597	585
Other revenue	1,540	1,047	(13)	1,340	496	220	1,416	1,607	274	688	(927)	558
Total non-interest revenues	11,073	8,212	7,653	5,669	7,611	8,494	8,719	5,162	7,544	7,146	2,028	6,126
Total revenues, net of interest expense	25,362	21,973	20,614	18,197	19,547	20,457	20,614	17,017	19,260	18,489	13,739	18,042

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985
Credit reserve build / (release)	(25)	(1,439)	(1,971)	(2,227)	(3,382)	(1,980)	(1,484)	(1,505)	(1,149)	(1,016)	(1,461)	(147)
Provision for loan losses	8,297	6,469	5,629	4,566	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838
Provison for Policyholder benefits and claims	287	213	227	238	260	219	259	234	229	214	225	219
Provision for unfunded lending commitments	(35)	(71)	26	(37)	25	(13)	43	(4)	(38)	7	(41)	56
Total provisions for credit losses and for benefits and claims	8,549	6,611	5,882	4,767	3,098	3,275	3,238	2,748	2,900	2,696	2,620	3,113

Operating Expenses
Compensation and benefits	6,147	5,946	6,103	6,176	6,392	6,650	6,205	6,367	6,362	6,105	6,113	6,539
Premises and Equipment	802	803	830	836	821	827	857	805	794	803	842	827
Technology / communication expense	1,224	1,214	1,250	1,258	1,199	1,254	1,284	1,318	1,362	1,462	1,440	1,565
Advertising and marketing expense	287	350	438	497	375	603	617	673	488	574	589	513
Other operating	2,947	3,435	2,758	3,523	3,335	3,411	3,294	3,893	3,209	3,049	3,111	4,289
Total operating expenses	11,407	11,748	11,379	12,290	12,122	12,745	12,257	13,056	12,215	11,993	12,095	13,733

Income from Continuing Operations before Income Taxes	5,406	3,614	3,353	1,140	4,327	4,437	5,119	1,213	4,145	3,800	(976)	1,196
Provision (benefits) for income taxes	1,153	911	792	(209)	1,308	1,100	1,390	222	1,129	852	(1,487)	(97)

Income from Continuing Operations	4,253	2,703	2,561	1,349	3,019	3,337	3,729	991	3,016	2,948	511	1,293
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	(14)	14	48	92	40	(57)	(14)	(44)	23	5	(1)	(136)
Gain (Loss) on Sale	94	—	(784)	(12)	4	126	16	9	(1)	—	—	—
Provision (benefits) for income taxes	(127)	4	(390)	(33)	12	19	2	(21)	10	(2)	(9)	(51)
Income (Loss) from Discontinued Operations, net of taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)

Net Income before Noncontrolling Interests	4,460	2,713	2,215	1,462	3,051	3,387	3,729	977	3,028	2,955	519	1,208

Net Income attributable to noncontrolling interests	32	28	59	162	72	62	(28)	42	126	40	25	28
Citigroup’s Net Income	$4,428	$2,685	$2,156	$1,300	$2,979	$3,325	$3,757	$935	$2,902	$2,915	$494	$1,180

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
Revenues
Interest revenue	$15,960	$15,840	$15,463	$15,707	$15,350	$15,561	$15,512	$15,260	$78,596	$71,858	$67,298	$62,970	$61,683
Interest expense	4,330	4,158	3,952	3,737	3,591	3,615	3,325	3,159	25,057	24,209	20,612	16,177	13,690
Net interest revenue	11,630	11,682	11,511	11,970	11,759	11,946	12,187	12,101	53,539	47,649	46,686	46,793	47,993

Commissions and fees	3,435	3,293	3,061	3,152	3,184	3,441	3,280	3,127	13,344	12,490	12,584	12,941	13,032
Principal transactions	2,504	2,684	1,149	965	2,888	1,843	1,549	418	7,730	7,458	4,980	7,302	6,698
Administrative and other fiduciary fees	1,068	1,083	968	970	1,009	1,029	1,029	946	4,005	3,995	4,012	4,089	4,013
Realized gains (losses) on investments	450	251	63	(16)	128	84	136	222	2,411	1,997	3,251	748	570
Other-than-temporary impairment losses on investments and other assets	(261)	(162)	(39)	(73)	(201)	(37)	(91)	(95)	(1,411)	(2,254)	(4,971)	(535)	(424)
Insurance premiums	590	582	556	552	545	538	530	497	2,614	2,561	2,395	2,280	2,110
Other revenue	902	1,179	672	353	894	581	1,069	683	3,914	3,739	593	3,106	3,227
Total non-interest revenues	8,688	8,910	6,430	5,903	8,447	7,479	7,502	5,798	32,607	29,986	22,844	29,931	29,226
Total revenues, net of interest expense	20,318	20,592	17,941	17,873	20,206	19,425	19,689	17,899	86,146	77,635	69,530	76,724	77,219

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	30,623	19,687	14,231	10,463	8,973
Credit reserve build / (release)	(664)	(781)	(778)	(636)	(646)	(610)	(522)	(367)	(5,662)	(8,351)	(3,773)	(2,859)	(2,145)
Provision for loan losses	2,214	1,827	1,652	1,911	1,793	1,579	1,575	1,881	24,961	11,336	10,458	7,604	6,828
Provison for Policyholder benefits and claims	231	200	204	195	208	182	205	206	965	972	887	830	801
Provision for unfunded lending commitments	14	(3)	103	(34)	(27)	(31)	(30)	(74)	(117)	51	(16)	80	(162)
Total provisions for credit losses and for benefits and claims	2,459	2,024	1,959	2,072	1,974	1,730	1,750	2,013	25,809	12,359	11,329	8,514	7,467

Operating Expenses
Compensation and benefits	6,335	6,075	5,828	5,729	6,010	6,028	6,114	5,807	24,372	25,614	25,119	23,967	23,959
Premises and Equipment	844	762	763	796	805	819	804	750	3,271	3,310	3,266	3,165	3,178
Technology / communication expense	1,530	1,486	1,568	1,552	1,530	1,619	1,630	1,657	4,946	5,055	5,829	6,136	6,436
Advertising and marketing expense	449	480	458	501	458	460	442	484	1,572	2,268	2,164	1,888	1,844
Other operating	3,130	3,346	3,062	3,714	3,346	6,595	3,965	5,728	12,663	13,933	13,658	13,252	19,634
Total operating expenses	12,288	12,149	11,679	12,292	12,149	15,521	12,955	14,426	46,824	50,180	50,036	48,408	55,051

Income from Continuing Operations before Income Taxes	5,571	6,419	4,303	3,509	6,083	2,174	4,984	1,460	13,513	15,096	8,165	19,802	14,701
Provision (benefits) for income taxes	1,675	2,225	1,102	1,184	2,131	1,921	2,068	1,077	2,647	4,020	397	6,186	7,197

Income from Continuing Operations	3,896	4,194	3,201	2,325	3,952	253	2,916	383	10,866	11,076	7,768	13,616	7,504
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	(103)	51	33	(223)	40	(3)	(25)	(2)	140	(75)	(109)	(242)	10
Gain (Loss) on Sale	56	—	6	206	—	—	—	—	(702)	155	(1)	268	—
Provision (benefits) for income taxes	(14)	21	(53)	(198)	3	19	(9)	(1)	(546)	12	(52)	(244)	12
Income (Loss) from Discontinued Operations, net of taxes	(33)	30	92	181	37	(22)	(16)	(1)	(16)	68	(58)	270	(2)

Net Income before Noncontrolling Interests	3,863	4,224	3,293	2,506	3,989	231	2,900	382	10,850	11,144	7,710	13,886	7,502

Net Income attributable to noncontrolling interests	90	36	51	50	45	50	59	38	281	148	219	227	192
Citigroup’s Net Income	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$10,569	$10,996	$7,491	$13,659	$7,310

(1)	Discontinued operations primarily reflect the following:
	a)	In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.
	b)	In the first quarter of 2014, residual amounts related to the sale of Credicard and the Egg credit card business (Egg).
	c)	In the second quarter of 2014, residual amounts related to the sale of Credicard, German consumer business and Egg.
	d)	In the third quarter of 2014, residual amounts related to the sale of the German consumer business and Egg.
	e)	In the fourth quarter of 2014, residual amounts related to previous discontinued operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014
Assets
Cash and due from banks (including segregated cash and other deposits)	$25,678	$24,709	$26,342	$27,972	$27,842	$27,766	$28,950	$28,701	$26,505	$33,927	$33,802	$36,453	$31,150	$31,145	$32,810	$29,885	$33,380	$35,268	$35,976	$32,108
Deposits with banks	163,525	160,780	150,071	162,437	163,603	156,181	159,338	155,784	183,949	155,054	170,028	102,134	143,227	158,028	172,659	169,005	171,020	153,817	143,068	128,089
Fed funds sold and securities borr’d or purch under agree. to resell	234,348	230,784	240,057	246,717	261,120	283,976	290,645	275,849	289,057	272,664	277,542	261,311	270,426	263,205	273,679	257,037	263,398	250,353	245,462	242,570
Brokerage receivables	34,001	36,872	37,138	31,213	40,901	40,695	37,992	27,777	39,443	35,340	31,077	22,490	25,235	33,484	24,976	25,674	32,484	41,864	39,298	28,419
Trading account assets	345,783	309,412	337,098	317,272	323,110	322,349	320,637	291,734	307,050	310,246	315,201	320,929	308,321	306,570	291,722	285,928	278,180	290,776	290,822	296,786
Investments
Available-for-sale and non-marketable equity securities	270,385	285,783	310,143	289,057	311,773	294,664	273,791	281,930	287,197	294,577	284,531	302,196	294,803	290,738	292,717	298,381	302,300	303,293	309,009	309,522
Held-to-maturity	46,348	31,283	30,107	29,107	15,484	14,910	12,866	11,483	10,126	11,349	10,943	10,130	10,056	9,602	10,808	10,599	10,600	22,330	24,038	23,921
Total Investments	316,733	317,066	340,250	318,164	327,257	309,574	286,657	293,413	297,323	305,926	295,474	312,326	304,859	300,340	303,525	308,980	312,900	325,623	333,047	333,443
Loans, net of unearned income
Consumer	529,022	502,917	460,589	455,184	438,429	439,939	424,212	423,340	416,103	409,127	407,752	408,671	395,176	382,152	387,822	393,831	384,661	384,345	376,318	369,970
Corporate	192,782	189,249	193,722	193,610	198,707	207,561	213,027	223,902	231,919	245,841	250,671	246,793	251,188	261,589	269,729	271,641	279,560	283,159	277,508	274,665
Loans, net of unearned income	721,804	692,166	654,311	648,794	637,136	647,500	637,239	647,242	648,022	654,968	658,423	655,464	646,364	643,741	657,551	665,472	664,221	667,504	653,826	644,635
Allowance for loan losses	(48,746)	(46,197)	(43,674)	(40,655)	(36,568)	(34,362)	(32,052)	(30,115)	(29,020)	(27,611)	(25,916)	(25,455)	(23,727)	(21,580)	(20,605)	(19,648)	(18,923)	(17,890)	(16,915)	(15,994)
Total loans, net	673,058	645,969	610,637	608,139	600,568	613,138	605,187	617,127	619,002	627,357	632,507	630,009	622,637	622,161	636,946	645,824	645,298	649,614	636,911	628,641
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	25,810	25,483	25,915	25,673	25,474	24,896	25,098	25,009	25,008	25,087	24,500	23,592
Intangible assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	6,413	6,156	5,963	5,697	5,457	4,981	4,888	5,056	4,891	4,702	4,525	4,566
Mortgage servicing rights (MSRs)	6,439	4,894	3,976	4,554	4,690	4,258	2,852	2,569	2,691	2,117	1,920	1,942	2,203	2,524	2,580	2,718	2,586	2,282	2,093	1,845
Other assets (2)	168,531	173,911	172,599	163,568	162,203	164,686	171,177	148,630	146,870	141,840	141,558	145,328	142,369	132,987	126,961	124,919	125,245	129,983	126,803	122,122
Assets related to discontinued operations held for sale	—	—	31,409	—	2,672	—	—	—	—	—	44	36	9	3,306	3,320	—	—	—	—	—
Total assets	$2,002,035	$1,937,466	$1,983,079	$1,913,692	$1,947,585	$1,956,380	$1,935,731	$1,873,597	$1,944,113	$1,916,110	$1,931,031	$1,864,328	$1,881,367	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369	$1,882,505	$1,842,181

Liabilities
Non-interest-bearing deposits in U.S. offices	$66,796	$59,225	$64,442	$78,268	$81,839	$86,631	$103,129	$119,437	$122,305	$120,324	$133,981	$129,657	$124,487	$124,141	$130,273	$128,399	$135,632	$130,653	$128,243	$128,958
Interest-bearing deposits in U.S. offices	230,919	241,820	237,626	225,731	222,613	220,436	218,595	223,851	228,357	233,696	239,574	247,716	260,221	270,687	266,322	284,164	280,549	289,035	285,604	284,978
Total U.S. Deposits	297,715	301,045	302,068	303,999	304,452	307,067	321,724	343,288	350,662	354,020	373,555	377,373	384,708	394,828	396,595	412,563	416,181	419,688	413,847	413,936
Non-interest-bearing deposits in offices outside the U.S.	45,471	46,322	52,080	55,066	61,851	61,898	58,564	57,357	60,691	59,745	63,792	65,024	65,542	63,793	66,028	69,406	69,263	73,991	71,228	70,925
Interest-bearing deposits in offices outside the U.S.	484,728	466,584	495,947	485,903	499,560	497,345	470,993	465,291	494,659	500,543	507,297	488,163	483,512	479,806	492,837	486,304	480,819	472,046	457,580	414,471
Total International Deposits	530,199	512,906	548,027	540,969	561,411	559,243	529,557	522,648	555,350	560,288	571,089	553,187	549,054	543,599	558,865	555,710	550,082	546,037	528,808	485,396

Total deposits (2)	827,914	813,951	850,095	844,968	865,863	866,310	851,281	865,936	906,012	914,308	944,644	930,560	933,762	938,427	955,460	968,273	966,263	965,725	942,655	899,332
Fed funds purch and securities loaned or sold under agree. to repurch.	207,911	196,112	192,065	189,558	187,825	203,843	223,612	198,373	226,008	214,851	224,370	211,236	222,053	218,252	216,387	203,512	190,676	183,912	175,732	173,438
Brokerage payables	55,041	54,774	51,517	51,749	50,394	57,245	56,093	56,696	56,966	59,133	55,376	57,013	59,299	61,705	56,992	53,707	59,407	62,323	59,428	52,180
Trading account liabilities	142,748	131,001	142,005	129,054	146,346	152,307	148,851	126,082	135,956	128,818	129,990	115,549	120,226	123,022	122,048	108,762	124,040	123,370	137,272	139,036
Short-term borrowings	96,694	92,752	87,013	78,790	78,622	72,889	65,818	54,441	55,611	58,698	49,164	52,027	48,137	58,743	58,904	58,944	58,903	59,534	64,838	58,335
Long-term debt	439,274	413,297	387,330	381,183	376,541	352,458	333,824	323,505	311,079	288,334	271,862	239,463	234,326	220,959	221,593	221,116	222,747	226,984	223,842	223,080
Other liabilities (2) (3)	78,852	78,439	78,198	72,811	68,792	72,929	77,171	69,272	69,068	66,470	67,202	67,815	68,592	62,992	63,349	59,935	62,458	74,768	65,191	85,084
Liabilities related to discontinued operations held for sale	—	—	29,874	—	39	—	—	—	—	—	—	—	—	2,062	2,039	—	—	—	—	—
Total liabilities	$1,848,434	$1,780,326	$1,818,097	$1,748,113	$1,774,422	$1,777,981	$1,756,650	$1,694,305	$1,760,700	$1,730,612	$1,742,608	$1,673,663	$1,686,395	$1,686,162	$1,696,772	$1,674,249	$1,684,494	$1,696,616	$1,668,958	$1,630,485

Equity
Stockholders’ equity
Preferred stock	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312	$312	$2,562	$3,137	$4,293	$5,243	$6,738	$7,218	$8,968	$8,968	$10,468
Common stock	29	29	29	29	29	29	29	29	29	29	29	30	31	31	31	31	31	31	31	31
Additional paid-in capital	96,685	99,277	101,161	101,287	103,004	103,475	105,562	105,804	105,787	105,962	106,203	106,391	106,661	106,876	107,030	107,193	107,505	107,669	107,839	107,979
Retained earnings	73,254	75,940	78,059	79,349	82,324	85,611	89,341	90,239	93,000	95,875	96,335	97,477	101,213	105,364	108,465	110,821	114,745	115,015	117,697	117,852
Treasury stock	(1,178)	(1,772)	(1,540)	(1,442)	(878)	(1,087)	(1,089)	(1,071)	(883)	(859)	(851)	(847)	(991)	(1,075)	(1,472)	(1,658)	(2,237)	(2,520)	(2,631)	(2,929)
Accumulated other comprehensive income (loss)	(17,859)	(19,170)	(15,309)	(16,277)	(13,984)	(12,222)	(17,044)	(17,788)	(16,735)	(17,749)	(15,566)	(16,896)	(17,059)	(19,924)	(18,798)	(19,133)	(19,146)	(18,147)	(19,976)	(23,216)
Total common equity	$150,931	$154,304	$162,400	$162,946	$170,495	$175,806	$176,799	$177,213	$181,198	$183,258	$186,150	$186,155	$189,855	$191,272	$195,256	$197,254	$200,898	$202,048	$202,960	$199,717

Total Citigroup stockholders’ equity	$151,243	$154,616	$162,712	$163,258	$170,807	$176,118	$177,111	$177,525	$181,510	$183,570	$186,462	$188,717	$192,992	$195,565	$200,499	$203,992	$208,116	$211,016	$211,928	$210,185
Noncontrolling interests	2,358	2,524	2,270	2,321	2,356	2,281	1,970	1,767	1,903	1,928	1,961	1,948	1,980	1,900	1,893	1,794	1,780	1,737	1,619	1,511
Total equity	153,601	157,140	164,982	165,579	173,163	178,399	179,081	179,292	183,413	185,498	188,423	190,665	194,972	197,465	202,392	205,786	209,896	212,753	213,547	211,696
Total liabilities and equity	$2,002,035	$1,937,466	$1,983,079	$1,913,692	$1,947,585	$1,956,380	$1,935,731	$1,873,597	$1,944,113	$1,916,110	$1,931,031	$1,864,328	$1,881,367	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369	$1,882,505	$1,842,181

(1)                   Not used.

(2)                   See footnote 4 on page 1.

(3)                   Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 32 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
CITICORP
Global Consumer Banking
North America	$5,630	$5,437	$5,428	$5,138	$4,914	$4,920	$5,071	$5,137	$5,173	$5,108	$5,374	$5,319
Latin America	1,730	1,763	1,852	1,899	1,914	2,016	1,993	1,946	2,007	1,914	2,010	2,104
Asia (1)	1,869	1,878	1,827	1,961	1,964	2,076	2,076	2,015	2,041	1,989	2,032	2,053
Total	9,229	9,078	9,107	8,998	8,792	9,012	9,140	9,098	9,221	9,011	9,416	9,476

Institutional Clients Group
North America	4,301	3,338	2,903	1,686	2,999	2,834	3,162	1,372	2,094	2,686	2,120	2,117
EMEA	3,341	2,606	2,565	1,661	2,879	2,522	3,182	2,065	2,852	2,518	2,361	2,208
Latin America	933	898	1,006	1,118	973	1,089	932	959	1,172	1,182	1,228	1,128
Asia	1,938	1,654	1,700	1,674	1,727	1,741	2,165	1,441	1,933	1,819	1,683	1,487
Total	10,513	8,496	8,174	6,139	8,578	8,186	9,441	5,837	8,051	8,205	7,392	6,940

Corporate / Other	318	637	570	116	(86)	251	337	407	526	(232)	77	(22)

Total Citicorp	20,060	18,211	17,851	15,253	17,284	17,449	18,918	15,342	17,798	16,984	16,885	16,394

Total Citi Holdings	5,302	3,762	2,763	2,944	2,263	3,008	1,696	1,675	1,462	1,505	(3,146)	1,648

Total Citigroup - Net Revenues	25,362	21,973	20,614	18,197	$19,547	20,457	20,614	17,017	19,260	18,489	13,739	18,042

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup's fair value option liabilities (1) {collectively referred to as CVA/DVA}	309	209	115	(1,102)	(256)	164	1,938	(40)	(1,288)	219	(776)	(485)

Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$25,053	$21,764	$20,499	$19,299	$19,803	$20,293	$18,676	$17,057	$20,548	$18,270	$14,515	$18,527

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
CITICORP
Global Consumer Banking
North America	$5,115	$5,059	$4,744	$4,880	$4,790	$4,787	$4,996	$5,096	$21,633	$20,042	$20,974	$19,798	$19,669
Latin America	2,126	2,147	2,087	2,216	2,083	2,136	2,172	2,069	7,244	7,869	8,035	8,576	8,460
Asia / EMEA	2,032	2,038	1,935	1,926	1,971	2,021	2,033	1,863	7,535	8,131	8,115	7,931	7,888
Total	9,273	9,244	8,766	9,022	8,844	8,944	9,201	9,028	36,412	36,042	37,124	36,305	36,017

Institutional Clients Group
North America	3,558	3,268	2,394	2,227	3,561	3,154	3,219	2,457	12,228	10,367	9,017	11,447	12,391
EMEA	2,742	3,078	2,135	2,020	2,771	2,430	2,252	2,038	10,173	10,648	9,939	9,975	9,491
Latin America	1,223	1,223	1,095	1,151	1,101	1,149	1,014	971	3,955	3,953	4,710	4,692	4,235
Asia	2,000	1,958	1,639	1,611	1,721	1,669	1,851	1,694	6,966	7,074	6,922	7,208	6,935
Total	9,523	9,527	7,263	7,009	9,154	8,402	8,336	7,160	33,322	32,042	30,588	33,322	33,052

Corporate / Other	50	170	110	(8)	223	89	82	(93)	1,641	909	349	322	301

Total Citicorp	18,846	18,941	16,139	16,023	18,221	17,435	17,619	16,095	71,375	68,993	68,061	69,949	69,370

Total Citi Holdings	1,472	1,651	1,802	1,850	1,985	1,990	2,070	1,804	14,771	8,642	1,469	6,775	7,849

Total Citigroup - Net Revenues	20,318	20,592	17,941	17,873	20,206	19,425	19,689	17,899	86,146	77,635	69,530	76,724	77,219

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup's fair value option liabilities (2) {collectively referred to as CVA/DVA}	(319)	477	(336)	(164)	7	(33)	(371)	7	(469)	1,806	(2,330)	(342)	(390)

Total Citigroup - Net Revenues - Excluding CVA/DVA (3)	$20,637	$20,115	$18,277	$18,037	$20,199	$19,458	$20,060	$17,892	$86,615	$75,829	$71,860	$77,066	$77,609

(1)                   Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(2)                   Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP

SEGMENT DETAIL

INCOME

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$(165)	$37	$446	$455	$884	$1,057	$1,050	$889	$1,257	$1,133	$1,236	$944
Latin America	324	417	482	419	449	395	317	371	325	290	336	344
Asia (1)	416	504	418	433	443	440	491	417	438	420	414	310
Total	575	958	1,346	1,307	1,776	1,892	1,858	1,677	2,020	1,843	1,986	1,598

Institutional Clients Group
North America	1,650	1,008	587	(77)	593	521	833	(328)	270	625	449	303
EMEA	1,302	655	785	209	1,017	605	1,002	428	806	676	609	433
Latin America	399	338	427	496	421	432	350	312	494	487	501	393
Asia	779	584	484	494	477	478	802	190	571	483	433	300
Total	4,130	2,585	2,283	1,122	2,508	2,036	2,987	602	2,141	2,271	1,992	1,429

Corporate / Other	96	276	217	(121)	(375)	(18)	71	97	(136)	(243)	125	(668)

Total Citicorp	4,801	3,819	3,846	2,308	3,909	3,910	4,916	2,376	4,025	3,871	4,103	2,359

Total Citi Holdings	(548)	(1,116)	(1,285)	(959)	(890)	(573)	(1,187)	(1,385)	(1,009)	(923)	(3,592)	(1,066)

Income From Continuing Operations	4,253	2,703	2,561	1,349	3,019	3,337	3,729	991	3,016	2,948	511	1,293

Discontinued Operations	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)

Net Income Attributable to Noncontrolling Interests	32	28	59	162	72	62	(28)	42	126	40	25	28

Citigroup’s Net Income	$4,428	$2,685	$2,156	$1,300	$2,979	$3,325	$3,757	$935	$2,902	$2,915	$494	$1,180

CVA/DVA (after-tax) (2)	188	133	68	(680)	(158)	102	1,203	(22)	(800)	140	(485)	(301)

Total Citigroup - Net Income - Excluding CVA/DVA (3)	$4,240	$2,552	$2,088	$1,980	$3,137	$3,223	$2,554	$957	$3,702	$2,775	$979	$1,481

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,076	$1,086	$896	$860	$1,018	$1,074	$1,183	$1,137	$773	$3,880	$4,570	$3,918	$4,412
Latin America	332	318	243	358	291	275	329	263	1,642	1,532	1,295	1,251	1,158
Asia / EMEA	369	391	348	299	365	214	382	288	1,771	1,791	1,582	1,407	1,249
Total	1,777	1,795	1,487	1,517	1,674	1,563	1,894	1,688	4,186	7,203	7,447	6,576	6,819

Institutional Clients Group
North America	1,239	1,010	542	413	1,305	1,096	920	655	3,168	1,619	1,647	3,204	3,976
EMEA	667	1,018	387	411	792	570	477	223	2,951	3,052	2,524	2,483	2,062
Latin America	471	526	425	201	340	427	294	273	1,660	1,515	1,875	1,623	1,334
Asia	668	594	401	452	511	473	652	526	2,341	1,947	1,787	2,115	2,162
Total	3,045	3,148	1,755	1,477	2,948	2,566	2,343	1,677	10,120	8,133	7,833	9,425	9,534

Corporate / Other	(140)	(195)	59	(238)	(388)	(384)	(1,537)	(3,066)	468	(225)	(922)	(514)	(5,375)

Total Citicorp	4,682	4,748	3,301	2,756	4,234	3,745	2,700	299	14,774	15,111	14,358	15,487	10,978

Total Citi Holdings	(786)	(554)	(100)	(431)	(282)	(3,492)	216	84	(3,908)	(4,035)	(6,590)	(1,871)	(3,474)

Income From Continuing Operations	3,896	4,194	3,201	2,325	3,952	253	2,916	383	10,866	11,076	7,768	13,616	7,504

Discontinued Operations	(33)	30	92	181	37	(22)	(16)	(1)	(16)	68	(58)	270	(2)

Net Income Attributable to Noncontrolling Interests	90	36	51	50	45	50	59	38	281	148	219	227	192

Citigroup’s Net Income	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$10,569	$10,996	$7,491	$13,659	$7,310

CVA/DVA (after-tax) (1)	(198)	293	(208)	(100)	4	(20)	(228)	4	(291)	1,125	(1,446)	(213)	(240)

Total Citigroup - Net Income - Excluding CVA/DVA (2)	$3,971	$3,895	$3,450	$2,556	$3,940	$201	$3,069	$340	$10,860	$9,871	$8,937	$13,872	$7,550

(1)             Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(2)             Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)             Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

INCOME STATEMENT AND BALANCE SHEET DATA

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
Revenues
Net interest revenue	$11,292	$11,133	$10,729	$10,822	$10,548	$10,581	$10,771	$10,677	$10,690	$10,437	$10,719	$10,970
Non-interest revenue	8,768	7,078	7,122	4,431	6,736	6,868	8,147	4,665	7,108	6,547	6,166	5,424
Total revenues, net of interest expense	20,060	18,211	17,851	15,253	17,284	17,449	18,918	15,342	17,798	16,984	16,885	16,394

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	4,437	4,174	4,044	3,629	3,096	2,808	2,472	2,395	2,080	2,103	2,033	1,952
Credit reserve build / (release)	(344)	(792)	(899)	(1,025)	(1,791)	(1,387)	(938)	(846)	(601)	(756)	(655)	(181)
Provision for loan losses	4,093	3,382	3,145	2,604	1,305	1,421	1,534	1,549	1,479	1,347	1,378	1,771
Provision for benefits and claims	53	37	43	51	56	36	55	46	49	39	54	54
Provision for unfunded lending commitments	(9)	(26)	—	—	4	(5)	46	47	(12)	26	(25)	51
Total provisions for credit losses and for benefits and claims	4,137	3,393	3,188	2,655	1,365	1,452	1,635	1,642	1,516	1,412	1,407	1,876

Total operating expenses	9,046	9,457	9,285	10,031	10,219	10,613	10,277	10,673	10,491	10,227	10,371	11,583

Income from Continuing Operations before
Income Taxes	6,877	5,361	5,378	2,567	5,700	5,384	7,006	3,027	5,791	5,345	5,107	2,935
Provision for income taxes	2,076	1,542	1,532	259	1,791	1,474	2,090	651	1,766	1,474	1,004	576

Income from Continuing Operations	4,801	3,819	3,846	2,308	3,909	3,910	4,916	2,376	4,025	3,871	4,103	2,359

Income (loss) from Discontinued Operations, net of taxes	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)

Noncontrolling interests	21	20	(21)	54	11	12	(35)	41	124	39	25	27
Citicorp’s Net Income	$4,987	$3,809	$3,521	$2,367	$3,930	$3,948	$4,951	$2,321	$3,913	$3,839	$4,086	$2,247

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,514	$1,486	$1,573	$1,567	$1,619	$1,656	$1,654	$1,614	$1,699	$1,687	$1,717	$1,667

Average Assets	$1,514	$1,544	$1,540	$1,589	$1,616	$1,673	$1,668	$1,640	$1,652	$1,676	$1,684	$1,696
Return on Average Assets	1.34%	0.99%	0.91%	0.59%	0.99%	0.95%	1.18%	0.56%	0.95%	0.92%	0.97%	0.53%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	45%	52%	52%	66%	59%	61%	54%	70%	59%	60%	61%	71%
Total EOP Loans	$415	$414	$428	$442	$449	$471	$475	$498	$506	$519	$529	$532
Total EOP Deposits	$720	$708	$742	$738	$760	$764	$751	$772	$810	$818	$839	$826

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
Revenues
Net interest revenue	$10,578	$10,608	$10,445	$10,814	$10,583	$10,709	$11,068	$11,042	$43,976	$42,577	$42,816	$42,445	$43,402
Non-interest revenue	8,268	8,333	5,694	5,209	7,638	6,726	6,551	5,053	27,399	26,416	25,245	27,504	25,968
Total revenues, net of interest expense	18,846	18,941	16,139	16,023	18,221	17,435	17,619	16,095	71,375	68,993	68,061	69,949	69,370

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,894	1,811	1,746	1,748	1,866	1,747	1,692	1,831	16,284	10,771	8,168	7,199	7,136
Credit reserve build / (release)	(313)	(292)	(101)	(105)	(300)	(398)	(387)	(153)	(3,060)	(4,962)	(2,193)	(811)	(1,238)
Provision for loan losses	1,581	1,519	1,645	1,643	1,566	1,349	1,305	1,678	13,224	5,809	5,975	6,388	5,898
Provision for benefits and claims	53	35	38	41	41	26	38	39	184	193	196	167	144
Provision for unfunded lending commitments	18	(10)	108	(26)	(23)	(28)	(27)	(74)	(35)	92	40	90	(152)
Total provisions for credit losses and for benefits and claims	1,652	1,544	1,791	1,658	1,584	1,347	1,316	1,643	13,373	6,094	6,211	6,645	5,890

Total operating expenses	10,277	10,094	9,807	10,320	10,131	10,499	11,609	13,123	37,819	41,782	42,672	40,498	45,362

Income from Continuing Operations before
Income Taxes	6,917	7,303	4,541	4,045	6,506	5,589	4,694	1,329	20,183	21,117	19,178	22,806	18,118
Provision for income taxes	2,235	2,555	1,240	1,289	2,272	1,844	1,994	1,030	5,409	6,006	4,820	7,319	7,140

Income from Continuing Operations	4,682	4,748	3,301	2,756	4,234	3,745	2,700	299	14,774	15,111	14,358	15,487	10,978

Income (loss) from Discontinued Operations, net of taxes	(33)	30	92	181	37	(22)	(16)	(1)	(16)	68	(58)	270	(2)

Noncontrolling interests	85	35	45	46	43	50	55	38	74	29	215	211	186
Citicorp’s Net Income	$4,564	$4,743	$3,348	$2,891	$4,228	$3,673	$2,629	$260	$14,684	$15,150	$14,085	$15,546	$10,790

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,694	$1,715	$1,738	$1,726	$1,743	$1,761	$1,746	$1,713	$1,567	$1,614	$1,667

Average Assets	$1,695	$1,719	$1,697	$1,731	$1,736	$1,755	$1,752	$1,768	$1,547	$1,649	$1,677	$1,711	$1,753
Return on Average Assets	1.09%	1.11%	0.78%	0.66%	0.99%	0.84%	0.60%	0.06%	0.95%	0.92%	0.84%	0.91%	0.62%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	55%	53%	61%	64%	56%	60%	66%	82%	53%	61%	63%	58%	65%
Total EOP Loans	$531	$536	$554	$565	$567	$578	$569	$565	$442	$498	$532
Total EOP Deposits	$834	$840	$879	$900	$904	$913	$898	$883	$738	$772	$826

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$7,148	$6,952	$6,805	$6,874	$6,816	$6,887	$6,983	$6,908	$6,850	$6,703	$6,897	$7,004
Non-Interest Revenue	2,081	2,126	2,302	2,124	1,976	2,125	2,157	2,190	2,371	2,308	2,519	2,472
Total Revenues, Net of Interest Expense	9,229	9,078	9,107	8,998	8,792	9,012	9,140	9,098	9,221	9,011	9,416	9,476
Total Operating Expenses	4,288	4,261	4,268	4,576	4,678	4,934	4,949	5,143	4,850	4,935	5,009	5,518
Net Credit Losses	4,335	4,132	3,753	3,491	2,885	2,658	2,384	2,222	2,137	1,980	1,891	1,878
Credit Reserve Build / (Release)	(171)	(560)	(872)	(833)	(1,396)	(1,331)	(969)	(707)	(758)	(743)	(506)	(140)
Provision for Unfunded Lending Commitments	1	(4)	—	—	—	3	—	—	(1)	—	1	—
Provision for Benefits and Claims	53	36	44	51	55	36	56	45	49	40	54	54
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	4,218	3,604	2,925	2,709	1,544	1,366	1,471	1,560	1,427	1,277	1,440	1,792
Income from Continuing Operations before Taxes	723	1,213	1,914	1,713	2,570	2,712	2,720	2,395	2,944	2,799	2,967	2,166
Income Taxes	148	255	568	406	794	820	862	718	924	956	981	568
Income from Continuing Operations	575	958	1,346	1,307	1,776	1,892	1,858	1,677	2,020	1,843	1,986	1,598
Noncontrolling Interests	(5)	—	(3)	—	(2)	3	2	(2)	1	(2)	3	—
Net Income	$580	$958	$1,349	$1,307	$1,778	$1,889	$1,856	$1,679	$2,019	$1,845	$1,983	$1,598
Average Assets (in billions of dollars)	$365	$362	$366	$376	$381	$389	$390	$391	$394	$389	$396	$400
Return on Average Assets (ROA)	0.65%	1.07%	1.48%	1.39%	1.91%	1.97%	1.91%	1.72%	2.08%	1.93%	2.01%	1.60%
Efficiency Ratio	46%	47%	47%	51%	53%	55%	54%	57%	53%	55%	53%	58%

Net Credit Losses as a % of Average Loans	6.93%	6.70%	5.98%	5.46%	4.53%	4.04%	3.56%	3.29%	3.12%	2.94%	2.75%	2.69%

Revenue by Business
Retail Banking	$3,593	$3,688	$3,770	$3,881	$3,696	$3,917	$3,936	$3,937	$4,296	$4,182	$4,378	$4,335
Cards (1)	5,636	5,390	5,337	5,117	5,096	5,095	5,204	5,161	4,925	4,829	5,038	5,141
Total	$9,229	$9,078	$9,107	$8,998	$8,792	$9,012	$9,140	$9,098	$9,221	$9,011	$9,416	$9,476

Net Credit Losses by Business
Retail Banking	$267	$285	$307	$316	$263	$282	$280	$270	$273	$251	$304	$346
Cards (1)	4,068	3,847	3,446	3,175	2,622	2,376	2,104	1,952	1,864	1,729	1,587	1,532
Total	$4,335	$4,132	$3,753	$3,491	$2,885	$2,658	$2,384	$2,222	$2,137	$1,980	$1,891	$1,878

Income (loss) from Continuing Operations by Business
Retail Banking	$646	$733	$693	$668	$609	$583	$584	$616	$769	$764	$758	$569
Cards (1)	(71)	225	653	639	1,167	1,309	1,274	1,061	1,251	1,079	1,228	1,029
Total	$575	$958	$1,346	$1,307	$1,776	$1,892	$1,858	$1,677	$2,020	$1,843	$1,986	$1,598

FX Translation Impact:
Total Revenue - as Reported	$9,229	$9,078	$9,107	$8,998	$8,792	$9,012	$9,140	$9,098	$9,221	$9,011	$9,416	$9,476
Impact of FX Translation (2)	(290)	(280)	(304)	(393)	(457)	(573)	(442)	(285)	(391)	(258)	(311)	(368)
Total Revenues - Ex-FX (3)	$8,939	$8,798	$8,803	$8,605	$8,335	$8,439	$8,698	$8,813	$8,830	$8,753	$9,105	$9,108

Total Operating Expenses - as Reported	$4,288	$4,261	$4,268	$4,576	$4,678	$4,934	$4,949	$5,143	$4,850	$4,935	$5,009	$5,518
Impact of FX Translation (2)	(181)	(186)	(206)	(281)	(293)	(375)	(280)	(188)	(241)	(153)	(176)	(238)
Total Operating Expenses - Ex-FX (3)	$4,107	$4,075	$4,062	$4,295	$4,385	$4,559	$4,669	$4,955	$4,609	$4,782	$4,833	$5,280

Total Provisions for LLR & PBC - as Reported	$4,218	$3,604	$2,925	$2,709	$1,544	$1,366	$1,471	$1,560	$1,427	$1,277	$1,440	$1,792
Impact of FX Translation (2)	(63)	(22)	(19)	(54)	(51)	(87)	(81)	(55)	(81)	(42)	(60)	(75)
Total Provisions for LLR & PBC - Ex-FX (3)	$4,155	$3,582	$2,906	$2,655	$1,493	$1,279	$1,390	$1,505	$1,346	$1,235	$1,380	$1,717

Net Income - as Reported	$580	$958	$1,349	$1,307	$1,778	$1,889	$1,856	$1,679	$2,019	$1,845	$1,983	$1,598
Impact of FX Translation (2)	(45)	(62)	(60)	(30)	(64)	(119)	(82)	(71)	(66)	(46)	(57)	(24)
Net Income - Ex-FX (3)	$535	$896	$1,289	$1,277	$1,714	$1,770	$1,774	$1,608	$1,953	$1,799	$1,926	$1,574

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$6,882	$6,790	$6,826	$7,047	$6,801	$6,933	$7,120	$7,070	$27,779	$27,594	$27,454	$27,545	$27,924
Non-Interest Revenue	2,391	2,454	1,940	1,975	2,043	2,011	2,081	1,958	8,633	8,448	9,670	8,760	8,093
Total Revenues, Net of Interest Expense	9,273	9,244	8,766	9,022	8,844	8,944	9,201	9,028	36,412	36,042	37,124	36,305	36,017
Total Operating Expenses	5,000	4,934	4,850	5,017	4,871	5,120	4,975	4,985	17,393	19,704	20,312	19,801	19,951
Net Credit Losses	1,855	1,758	1,681	1,723	1,732	1,738	1,680	1,710	15,711	10,149	7,886	7,017	6,860
Credit Reserve Build / (Release)	(336)	(228)	(82)	(8)	(213)	(302)	(379)	(254)	(2,436)	(4,403)	(2,147)	(654)	(1,148)
Provision for Unfunded Lending Commitments	15	9	15	(2)	(3)	(3)	(2)	(15)	(3)	3	—	37	(23)
Provision for Benefits and Claims	53	35	38	41	41	26	38	39	184	192	197	167	144
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	1,587	1,574	1,652	1,754	1,557	1,459	1,337	1,480	13,456	5,941	5,936	6,567	5,833
Income from Continuing Operations before Taxes	2,686	2,736	2,264	2,251	2,416	2,365	2,889	2,563	5,563	10,397	10,876	9,937	10,233
Income Taxes	909	941	777	734	742	802	995	875	1,377	3,194	3,429	3,361	3,414
Income from Continuing Operations	1,777	1,795	1,487	1,517	1,674	1,563	1,894	1,688	4,186	7,203	7,447	6,576	6,819
Noncontrolling Interests	4	5	4	1	7	6	9	3	(8)	1	2	14	25
Net Income	$1,773	$1,790	$1,483	$1,516	$1,667	$1,557	$1,885	$1,685	$4,194	$7,202	$7,445	$6,562	$6,794
Average Assets (in billions of dollars)	$404	$398	$395	$406	$406	$409	$410	$406	$367	$388	$395	$401	$408
Return on Average Assets (ROA)	1.80%	1.80%	1.49%	1.48%	1.67%	1.53%	1.82%	1.65%	1.15%	1.88%	1.90%	1.64%	1.67%
Efficiency Ratio	54%	53%	55%	56%	55%	57%	54%	55%	48%	55%	55%	55%	55%

Net Credit Losses as a % of Average Loans	2.69%	2.57%	2.40%	2.37%	2.43%	2.39%	2.28%	2.34%	6.26%	3.84%	2.87%	2.50%	2.36%

Revenue by Business
Retail Banking	$4,287	$4,298	$3,694	$3,712	$3,789	$3,845	$3,936	$3,891	$14,932	$15,486	$17,191	$15,991	$15,461
Cards (1)	4,986	4,946	5,072	5,310	5,055	5,099	5,265	5,137	21,480	20,556	19,933	20,314	20,556
Total	$9,273	$9,244	$8,766	$9,022	$8,844	$8,944	$9,201	$9,028	$36,412	$36,042	$37,124	$36,305	$36,017

Net Credit Losses by Business
Retail Banking	$315	$301	$317	$341	$322	$331	$325	$388	$1,175	$1,095	$1,174	$1,274	$1,366
Cards (1)	1,540	1,457	1,364	1,382	1,410	1,407	1,355	1,322	14,536	9,054	6,712	5,743	5,494
Total	$1,855	$1,758	$1,681	$1,723	$1,732	$1,738	$1,680	$1,710	$15,711	$10,149	$7,886	$7,017	$6,860

Income (loss) from Continuing Operations by Business
Retail Banking	$665	$654	$257	$321	$426	$357	$536	$468	$2,740	$2,392	$2,860	$1,897	$1,787
Cards (1)	1,112	1,141	1,230	1,196	1,248	1,206	1,358	1,220	1,446	4,811	4,587	4,679	5,032
Total	$1,777	$1,795	$1,487	$1,517	$1,674	$1,563	$1,894	$1,688	$4,186	$7,203	$7,447	$6,576	$6,819

FX Translation Impact:
Total Revenue - as Reported	$9,273	$9,244	$8,766	$9,022	$8,844	$8,944	$9,201	$9,028	$36,412	$36,042	$37,124	$36,305	$36,017
Impact of FX Translation (2)	(404)	(345)	(230)	(259)	(181)	(253)	(192)	—	(774)	(1,255)	(745)	(627)	—
Total Revenues - Ex-FX (3)	$8,869	$8,899	$8,536	$8,763	$8,663	$8,691	$9,009	$9,028	$35,638	$34,787	$36,379	$35,678	$36,017

Total Operating Expenses - as Reported	$5,000	$4,934	$4,850	$5,017	$4,871	$5,120	$4,975	$4,985	$17,393	$19,704	$20,312	$19,801	$19,951
Impact of FX Translation (2)	(225)	(184)	(121)	(141)	(110)	(166)	(119)	—	(532)	(813)	(458)	(321)	—
Total Operating Expenses - Ex-FX (3)	$4,775	$4,750	$4,729	$4,876	$4,761	$4,954	$4,856	$4,985	$16,861	$18,891	$19,854	$19,480	$19,951

Total Provisions for LLR & PBC - as Reported	$1,587	$1,574	$1,652	$1,754	$1,557	$1,459	$1,337	$1,480	$13,456	$5,941	$5,936	$6,567	$5,833
Impact of FX Translation (2)	(82)	(67)	(51)	(50)	(39)	(63)	(42)	—	(94)	(205)	(136)	(118)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,505	$1,507	$1,601	$1,704	$1,518	$1,396	$1,295	$1,480	$13,362	$5,736	$5,800	$6,449	$5,833

Net Income - as Reported	$1,773	$1,790	$1,483	$1,516	$1,667	$1,557	$1,885	$1,685	$4,194	$7,202	$7,445	$6,562	$6,794
Impact of FX Translation (2)	(53)	(50)	(54)	(39)	(12)	(11)	(16)	—	(118)	(245)	(116)	(130)	—
Net Income - Ex-FX (3)	$1,720	$1,740	$1,429	$1,477	$1,655	$1,546	$1,869	$1,685	$4,076	$6,957	$7,329	$6,432	$6,794

(1)      Includes both Citi-Branded Cards and Citi Retail Services.

(2)      Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(3)      Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,879	3,879	3,887	3,924	3,931	3,940	3,922	3,936	3,897	3,838	3,838	3,798	3,707	3,607	3,574	3,535	3,426	3,307	3,284	3,129
Accounts (in millions)	56.9	57.0	57.3	57.2	57.4	58.1	58.6	58.8	60.5	61.7	61.7	61.6	61.3	61.5	61.3	61.2	61.0	61.2	60.3	59.8
Average Deposits	$266.9	$268.6	$271.3	$275.5	$279.9	$286.1	$283.8	$282.4	$287.6	$286.4	$292.5	$297.8	$300.9	$297.8	$295.7	$301.5	$302.9	$307.5	$306.4	$302.7
Investment Sales	$18.9	$19.4	$19.1	$25.5	$23.0	$21.7	$19.5	$16.3	$21.4	$19.4	$23.3	$22.9	$27.3	$27.4	$23.1	$22.8	$26.6	$26.3	$29.5	$23.8
Investment Assets under Management (AUMs)	$118.7	$114.1	$122.0	$127.7	$131.8	$136.6	$120.4	$123.7	$135.3	$131.9	$142.8	$145.8	$155.8	$149.2	$154.0	$159.7	$162.0	$170.2	$168.2	$163.3
Average Loans	$103.9	$103.5	$105.7	$109.6	$116.0	$123.1	$125.2	$127.3	$134.9	$134.2	$136.8	$140.2	$142.7	$140.8	$142.8	$147.0	$148.6	$153.3	$154.2	$152.6
EOP Loans:
Real Estate Lending	$54.9	$53.9	$55.6	$58.5	$63.1	$65.9	$66.0	$69.6	$72.7	$72.1	$73.8	$75.0	$75.6	$72.9	$75.4	$77.1	$78.8	$81.1	$81.5	$79.7
Commercial Markets	28.5	28.8	30.4	31.7	33.7	36.1	35.2	34.9	36.3	35.7	36.9	37.6	38.8	39.4	39.7	40.7	41.4	42.1	41.1	39.1
Personal and Other	21.4	20.9	22.1	22.3	23.1	23.6	22.7	25.3	26.7	26.9	28.2	28.8	29.4	28.8	29.1	30.0	30.6	31.7	31.3	30.4
EOP Loans	$104.8	$103.6	$108.1	$112.5	$119.9	$125.6	$123.9	$129.8	$135.7	$134.7	$138.9	$141.4	$143.8	$141.1	$144.2	$147.8	$150.8	$154.9	$153.9	$149.2

Net Interest Revenue (in millions) (1)	$2,386	$2,394	$2,347	$2,452	$2,489	$2,563	$2,573	$2,565	$2,609	$2,554	$2,573	$2,598	$2,556	$2,508	$2,419	$2,423	$2,333	$2,431	$2,483	$2,461
As a % of Average Loans	9.31%	9.28%	8.81%	8.88%	8.70%	8.35%	8.15%	7.99%	7.78%	7.65%	7.48%	7.37%	7.26%	7.14%	6.72%	6.54%	6.37%	6.36%	6.39%	6.40%

Net Credit Losses (in millions)	$267	$285	$307	$316	$263	$282	$280	$270	$273	$251	$304	$346	$315	$301	$317	$341	$322	$331	$325	$388
As a % of Average Loans	1.04%	1.10%	1.15%	1.14%	0.92%	0.92%	0.89%	0.84%	0.81%	0.75%	0.88%	0.98%	0.90%	0.86%	0.88%	0.92%	0.88%	0.87%	0.84%	1.01%
Loans 90+ Days Past Due (in millions) (2) (3)	$742	$765	$803	$725	$767	$779	$763	$735	$811	$839	$848	$848	$846	$819	$844	$927	$968	$989	$964	$816
As a % of EOP Loans	0.71%	0.74%	0.75%	0.65%	0.64%	0.62%	0.62%	0.57%	0.60%	0.63%	0.62%	0.61%	0.59%	0.59%	0.59%	0.63%	0.65%	0.64%	0.63%	0.55%
Loans 30-89 Days Past Due (in millions) (2)	$1,161	$1,080	$1,156	$1,038	$1,025	$983	$880	$943	$945	$967	$1,068	$1,021	$1,105	$1,005	$1,028	$970	$925	$965	$912	$854
As a % of EOP Loans	1.11%	1.04%	1.08%	0.93%	0.86%	0.79%	0.72%	0.73%	0.70%	0.72%	0.78%	0.73%	0.77%	0.72%	0.72%	0.66%	0.62%	0.63%	0.60%	0.58%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	$139.6	$137.6	$137.4	$137.0	$135.0	$134.8	$134.5	$135.2	$132.5	$131.7	$131.5	$131.7	$130.9	$126.1	$139.7	$139.8	$137.8	$138.2	$136.1	$137.0
Purchase Sales (in billions)	$72.1	$78.8	$79.1	$86.2	$75.1	$84.0	$83.3	$88.4	$79.1	$84.2	$83.7	$90.7	$80.3	$87.0	$86.7	$95.8	$82.0	$91.8	$90.6	$96.7

Average Loans (in billions) (4)	$153.2	$147.2	$146.9	$147.6	$146.0	$144.3	$144.2	$144.3	$144.2	$139.8	$140.4	$141.2	$140.1	$137.0	$134.7	$141.3	$140.1	$138.3	$138.0	$137.8
EOP Loans (in billions) (4)	$149.7	$147.6	$148.3	$152.4	$143.3	$146.2	$143.4	$149.0	$142.0	$141.3	$141.7	$145.6	$137.9	$134.8	$140.8	$146.6	$138.1	$140.1	$138.1	$141.9
Average Yield (5)	15.60%	15.12%	14.62%	14.30%	14.31%	14.01%	13.93%	13.79%	13.71%	13.59%	13.63%	13.61%	13.68%	13.24%	13.47%	13.34%	13.45%	13.51%	13.55%	13.47%
Net Interest Revenue (6)	$4,762	$4,558	$4,458	$4,422	$4,327	$4,324	$4,410	$4,343	$4,241	$4,149	$4,324	$4,406	$4,326	$4,282	$4,407	$4,624	$4,468	$4,502	$4,637	$4,609
As a % of Average Loans (6)	12.81%	12.63%	12.27%	12.12%	12.30%	12.32%	12.44%	12.23%	12.14%	12.23%	12.54%	12.70%	12.82%	12.83%	12.98%	12.98%	12.93%	13.06%	13.33%	13.27%
Net Credit Losses	$4,068	$3,847	$3,446	$3,175	$2,622	$2,376	$2,104	$1,952	$1,864	$1,729	$1,587	$1,532	$1,540	$1,457	$1,364	$1,382	$1,410	$1,407	$1,355	$1,322
As a % of Average Loans	10.94%	10.66%	9.48%	8.71%	7.45%	6.77%	5.93%	5.50%	5.34%	5.09%	4.60%	4.42%	4.56%	4.36%	4.02%	3.88%	4.08%	4.08%	3.90%	3.81%
Net Credit Margin (7)	$1,551	$1,528	$1,879	$1,927	$2,456	$2,705	$3,082	$3,194	$3,045	$3,079	$3,431	$3,589	$3,430	$3,475	$3,688	$3,909	$3,635	$3,681	$3,896	$3,802
As a % of Average Loans (7)	4.17%	4.24%	5.17%	5.28%	6.98%	7.71%	8.69%	8.99%	8.72%	9.07%	9.95%	10.35%	10.16%	10.41%	10.86%	10.98%	10.52%	10.68%	11.20%	10.95%
Loans 90+ Days Past Due	$4,920	$4,351	$3,918	$3,577	$3,179	$2,791	$2,536	$2,555	$2,421	$2,143	$2,063	$2,125	$2,005	$1,721	$1,750	$1,945	$1,844	$1,715	$1,690	$1,750
As a % of EOP Loans	3.29%	2.95%	2.64%	2.35%	2.22%	1.91%	1.77%	1.71%	1.70%	1.52%	1.46%	1.46%	1.45%	1.28%	1.24%	1.33%	1.34%	1.22%	1.22%	1.23%
Loans 30-89 Days Past Due	$4,788	$4,245	$4,019	$3,727	$3,372	$3,075	$2,962	$2,927	$2,592	$2,296	$2,280	$2,294	$2,102	$1,786	$2,010	$2,084	$1,935	$1,850	$1,894	$1,834
As a % of EOP Loans	3.20%	2.88%	2.71%	2.45%	2.35%	2.10%	2.07%	1.96%	1.83%	1.62%	1.61%	1.58%	1.52%	1.32%	1.43%	1.42%	1.40%	1.32%	1.37%	1.29%

(1)             Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)             The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 1 on page 10.

(3)            The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter.  The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)             Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)             Average yield is gross interest revenue earned divided by average loans.

(6)             Net interest revenue includes certain fees that are recorded as interest revenue.

(7)             Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue

$

4,679

$

4,454

$

4,355

$

4,274

$

4,173

$

4,159

$

4,235

$

4,217

$

4,094

$

4,002

$

4,150

$

4,215

Non-Interest Revenue

951

983

1,073

864

741

761

836

920

1,079

1,106

1,224

1,104

Total Revenues, Net of Interest Expense

5,630

5,437

5,428

5,138

4,914

4,920

5,071

5,137

5,173

5,108

5,374

5,319

Total Operating Expenses

2,277

2,122

2,060

2,182

2,330

2,384

2,461

2,725

2,410

2,523

2,536

2,740

Net Credit Losses

3,616

3,480

3,149

2,887

2,371

2,135

1,855

1,740

1,630

1,510

1,353

1,265

Credit Reserve Build / (Release)

2

(209

)

(493

)

(620

)

(1,201

)

(1,238

)

(955

)

(785

)

(843

)

(814

)

(519

)

(215

)

Provision for Unfunded Lending Commitments

1

—

—

—

—

(1

)

(1

)

1

—

—

1

—

Provision for Benefits and Claims

17

14

12

14

17

14

18

13

14

19

18

18

Provisions for Loan Losses and for Benefits and Claims

3,636

3,285

2,668

2,281

1,187

910

917

969

801

715

853

1,068

Income from Continuing Operations before Taxes

(283

)

30

700

675

1,397

1,626

1,693

1,443

1,962

1,870

1,985

1,511

Income Taxes (benefits)

(118

)

(7

)

254

220

513

569

643

554

705

737

749

567

Income from Continuing Operations

(165

)

37

446

455

884

1,057

1,050

889

1,257

1,133

1,236

944

Noncontrolling Interests

—

—

1

—

—

—

1

—

—

—

—

—

Net Income

$

(165

)

$

37

$

445

$

455

$

884

$

1,057

$

1,049

$

889

$

1,257

$

1,133

$

1,236

$

944

Average Assets (in billions of dollars)

$

196

$

190

$

191

$

195

$

193

$

191

$

196

$

202

$

199

$

201

$

204

$

204

Return on Average Assets

(0.34

)%

0.08

%

0.92

%

0.93

%

1.86

%

2.22

%

2.12

%

1.75

%

2.54

%

2.27

%

2.41

%

1.84

%

Efficiency Ratio

40

%

39

%

38

%

42

%

47

%

48

%

49

%

53

%

47

%

49

%

47

%

52

%

Net Credit Losses as a % of Average Loans

9.30

%

9.29

%

8.44

%

7.80

%

6.56

%

5.89

%

5.00

%

4.60

%

4.32

%

4.07

%

3.61

%

3.35

%

Revenue by Business

Retail Banking

$

1,284

$

1,328

$

1,379

$

1,356

$

1,193

$

1,257

$

1,287

$

1,396

$

1,634

$

1,654

$

1,744

$

1,671

Citi-Branded Cards

2,554

2,405

2,404

2,244

2,182

2,151

2,170

2,139

2,048

1,990

2,089

2,115

Citi Retail Services

1,792

1,704

1,645

1,538

1,539

1,512

1,614

1,602

1,491

1,464

1,541

1,533

Total

$

5,630

$

5,437

$

5,428

$

5,138

$

4,914

$

4,920

$

5,071

$

5,137

$

5,173

$

5,108

$

5,374

$

5,319

Net Credit Losses by Business

Retail Banking

$

75

$

80

$

91

$

95

$

87

$

78

$

66

$

71

$

63

$

61

$

74

$

51

Citi-Branded Cards

2,084

2,048

1,880

1,671

1,352

1,231

1,099

986

902

840

745

700

Citi Retail Services

1,457

1,352

1,178

1,121

932

826

690

683

665

609

534

514

Total

$

3,616

$

3,480

$

3,149

$

2,887

$

2,371

$

2,135

$

1,855

$

1,740

$

1,630

$

1,510

$

1,353

$

1,265

Income (loss) from Continuing Operations by Business

Retail Banking

$

150

$

191

$

192

$

178

$

71

$

82

$

105

$

148

$

308

$

310

$

315

$

208

Citi-Branded Cards

(152

)

(154

)

(29

)

218

452

570

551

476

584

405

547

453

Citi Retail Services

(163

)

—

283

59

361

405

394

265

365

418

374

283

Total

$

(165

)

$

37

$

446

$

455

$

884

$

1,057

$

1,050

$

889

$

1,257

$

1,133

$

1,236

$

944

								Full	Full	Full	Full	Full
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue

$

4,150

$

4,065

$

4,136

$

4,305

$

4,187

$

4,211

$

4,363

$

4,442

$

17,762

$

16,784

$

16,461

$

16,656

$

17,203

Non-Interest Revenue

965

994

608

575

603

576

633

654

3,871

3,258

4,513

3,142

2,466

Total Revenues, Net of Interest Expense

5,115

5,059

4,744

4,880

4,790

4,787

4,996

5,096

21,633

20,042

20,974

19,798

19,669

Total Operating Expenses

2,495

2,451

2,424

2,483

2,439

2,349

2,411

2,507

8,641

9,900

10,209

9,853

9,706

Net Credit Losses

1,256

1,192

1,082

1,106

1,102

1,072

1,019

1,013

13,132

8,101

5,758

4,636

4,206

Credit Reserve Build / (Release)

(370

)

(351

)

(227

)

(88

)

(271

)

(397

)

(341

)

(233

)

(1,320

)

(4,179

)

(2,391

)

(1,036

)

(1,242

)

Provision for Unfunded Lending Commitments

—

—

4

2

2

1

—

(11

)

1

(1

)

1

6

(8

)

Provision for Benefits and Claims

14

12

16

17

7

11

12

10

57

62

69

59

40

Provisions for Loan Losses and for Benefits and Claims

900

853

875

1,037

840

687

690

779

11,870

3,983

3,437

3,665

2,996

Income from Continuing Operations before Taxes

1,720

1,755

1,445

1,360

1,511

1,751

1,895

1,810

1,122

6,159

7,328

6,280

6,967

Income Taxes (benefits)

644

669

549

500

493

677

712

673

349

2,279

2,758

2,362

2,555

Income from Continuing Operations

1,076

1,086

896

860

1,018

1,074

1,183

1,137

773

3,880

4,570

3,918

4,412

Noncontrolling Interests

—

—

—

—

—

(1

)

—

—

1

1

—

—

(1

)

Net Income

$

1,076

$

1,086

$

896

$

860

$

1,018

$

1,075

$

1,183

$

1,137

$

772

$

3,879

$

4,570

$

3,918

$

4,413

Average Assets (in billions of dollars)

$

203

$

201

$

201

$

209

$

210

$

209

$

211

$

213

$

193

$

196

$

202

$

204

$

211

Return on Average Assets

2.15

%

2.17

%

1.77

%

1.63

%

1.97

%

2.06

%

2.22

%

2.12

%

0.40

%

1.98

%

2.26

%

1.92

%

2.09

%

Efficiency Ratio

49

%

48

%

51

%

51

%

51

%

49

%

48

%

49

%

40

%

49

%

49

%

50

%

49

%

Net Credit Losses as a % of Average Loans

3.40

%

3.29

%

2.88

%

2.82

%

2.87

%

2.78

%

2.59

%

2.55

%

8.71

%

5.50

%

3.83

%

3.09

%

2.70

%

Revenue by Business

Retail Banking

$

1,576

$

1,596

$

1,127

$

1,090

$

1,144

$

1,177

$

1,232

$

1,364

$

5,347

$

5,133

$

6,703

$

5,389

$

4,917

Citi-Branded Cards

2,028

1,980

2,089

2,123

2,021

2,029

2,118

2,122

9,607

8,642

8,242

8,220

8,290

Citi Retail Services

1,511

1,483

1,528

1,667

1,625

1,581

1,646

1,610

6,679

6,267

6,029

6,189

6,462

Total

$

5,115

$

5,059

$

4,744

$

4,880

$

4,790

$

4,787

$

4,996

$

5,096

$

21,633

$

20,042

$

20,974

$

19,798

$

19,669

Net Credit Losses by Business

Retail Banking

$

56

$

46

$

37

$

47

$

34

$

37

$

36

$

36

$

341

$

302

$

249

$

186

$

143

Citi-Branded Cards

692

665

610

588

587

570

526

514

7,683

4,668

3,187

2,555

2,197

Citi Retail Services

508

481

435

471

481

465

457

463

5,108

3,131

2,322

1,895

1,866

Total

$

1,256

$

1,192

$

1,082

$

1,106

$

1,102

$

1,072

$

1,019

$

1,013

$

13,132

$

8,101

$

5,758

$

4,636

$

4,206

Income (loss) from Continuing Operations by Business

Retail Banking

$

215

$

260

$

(35

)

$

(24

)

$

18

$

90

$

107

$

140

$

711

$

406

$

1,141

$

416

$

355

Citi-Branded Cards

431

439

548

527

564

555

636

636

(117

)

2,049

1,989

1,945

2,391

Citi Retail Services

430

387

383

357

436

429

440

361

179

1,425

1,440

1,557

1,666

Total

$

1,076

$

1,086

$

896

$

860

$

1,018

$

1,074

$

1,183

$

1,137

$

773

$

3,880

$

4,570

$

3,918

$

4,412

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,003	1,002	1,000	1,001	1,000	1,002	1,005	1,016	1,020	1,015	1,017	999	981	983	983	983	962	912	895	849
Accounts (in millions)	13.6	13.4	13.3	13.1	13.0	12.9	12.9	12.7	12.5	12.5	12.4	12.4	12.2	12.0	12.1	12.0	12.1	12.0	11.9	11.7
Investment Sales	$2.4	$2.7	$2.4	$2.9	$3.1	$2.7	$2.6	$2.2	$2.4	$2.4	$2.8	$2.9	$4.0	$3.9	$3.1	$3.3	$3.9	$3.8	$3.6	$4.0
Investment AUMs	$32.6	$28.8	$29.8	$30.4	$29.9	$30.8	$28.3	$29.4	$31.1	$28.9	$29.9	$29.9	$31.6	$31.4	$32.3	$33.8	$34.6	$35.9	$35.8	$36.2

Average Deposits	$144.3	$145.5	$145.0	$144.7	$143.7	$144.5	$145.5	$147.2	$149.4	$151.6	$154.4	$160.0	$163.8	$165.1	$166.5	$168.6	$170.7	$171.0	$170.4	$170.6

Average Loans	$32.2	$30.7	$29.7	$29.6	$31.9	$33.6	$35.2	$37.3	$40.5	$41.1	$41.3	$42.2	$43.2	$41.0	$42.9	$43.8	$44.8	$45.6	$46.9	$48.3

EOP Loans:
Real Estate Lending	$24.2	$23.1	$22.3	$23.4	$25.8	$27.2	$29.0	$31.4	$32.6	$32.6	$33.0	$33.7	$33.9	$32.2	$33.6	$34.3	$35.1	$36.4	$37.6	$36.7
Commercial Markets	5.8	5.7	5.8	6.0	6.0	6.2	6.3	6.4	6.9	7.2	7.4	7.9	8.2	8.4	8.5	8.7	8.7	8.5	8.6	8.6
Personal and Other	1.5	1.4	1.3	1.3	1.2	1.1	1.2	1.1	1.1	1.1	1.1	1.1	1.0	1.1	1.1	1.1	1.2	1.3	1.3	1.5
Total EOP Loans	$31.5	$30.2	$29.4	$30.7	$33.0	$34.5	$36.5	$38.9	$40.6	$40.9	$41.5	$42.7	$43.1	$41.7	$43.2	$44.1	$45.0	$46.2	$47.5	$46.8

Mortgage Originations	$10.3	$11.2	$18.6	$21.8	$14.1	$11.0	$17.0	$21.4	$14.3	$12.9	$14.5	$16.8	$18.0	$17.2	$14.5	$8.3	$5.2	$6.2	$7.1	$6.7

Third Party Mortgage Servicing Portfolio (EOP)	$191.2	$190.8	$191.4	$191.9	$196.0	$196.5	$196.6	$197.9	$196.7	$190.8	$184.9	$177.2	$175.8	$177.9	$180.3	$180.6	$178.8	$175.9	$173.0	$171.9

Net Servicing & Gain/(Loss) on Sale (in millions)	$207.8	$271.7	$344.3	$282.4	$129.0	$126.5	$186.5	$295.0	$532.6	$637.0	$684.2	$614.5	$561.6	$588.5	$167.0	$142.9	$127.7	$133.9	$132.4	$255.6

Saleable Mortgage Rate Locks	$9.8	$12.3	$19.1	$13.4	$9.3	$9.5	$16.5	$16.2	$12.1	$11.5	$15.8	$12.7	$14.3	$13.0	$7.1	$4.5	$3.6	$4.2	$4.4	$3.8

Net Interest Revenue on Loans (in millions)	$168	$163	$164	$134	$169	$179	$176	$185	$190	$197	$210	$239	$243	$242	$232	$234	$244	$261	$271	$275
As a % of Avg. Loans	2.12%	2.13%	2.19%	1.80%	2.15%	2.14%	1.98%	1.97%	1.89%	1.93%	2.02%	2.25%	2.28%	2.37%	2.15%	2.12%	2.21%	2.30%	2.29%	2.26%

Net Credit Losses (in millions)	$75	$80	$91	$95	$87	$78	$66	$71	$63	$61	$74	$51	$56	$46	$37	$47	$34	$37	$36	$36
As a % of Avg. Loans	0.94%	1.05%	1.22%	1.27%	1.11%	0.93%	0.74%	0.76%	0.63%	0.60%	0.71%	0.48%	0.53%	0.45%	0.34%	0.43%	0.31%	0.33%	0.30%	0.30%

Loans 90+ Days Past Due (in millions) (1)	$139	$190	$221	$228	$241	$211	$232	$235	$260	$294	$291	$280	$282	$285	$277	$257	$243	$227	$229	$225
As a % of EOP Loans	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%	0.66%	0.74%	0.72%	0.68%	0.68%	0.71%	0.66%	0.60%	0.55%	0.50%	0.49%	0.49%
Loans 30-89 Days Past Due (in millions) (1)	$238	$235	$243	$212	$185	$209	$218	$213	$183	$215	$230	$223	$226	$217	$209	$205	$177	$203	$213	$212
As a % of EOP Loans	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%	0.40%	0.45%	0.46%	0.46%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $690 million and ($1.2 billion), $679 million and ($1.2 billion), $668 million and ($1.2 billion), $604 million and ($1.1 billion) and $562 million and ($1.1 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $141 million and ($1.2 billion), $122 million and ($1.2 billion), $125 million and ($1.2 billion), $126 million and ($1.1 billion) and $122 million and ($1.1 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

NORTH AMERICA

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	22.4	21.9	21.8	21.8	21.7	21.8	22.2	22.6	22.7	22.9	23.1	23.2	23.4	23.6	23.8	23.9	24.0	24.1	23.5	23.6
Purchase Sales (in billions)	$37.1	$40.3	$39.9	$41.4	$37.2	$40.8	$40.5	$42.1	$38.2	$40.8	$40.3	$41.6	$38.2	$41.9	$41.7	$43.4	$39.6	$43.9	$43.3	$45.1

Average Loans (in billions) (1)	$80.5	$77.4	$77.3	$76.5	$75.1	$73.6	$74.0	$74.4	$73.5	$71.7	$71.5	$71.1	$69.7	$68.4	$68.4	$68.2	$67.5	$66.4	$66.1	$65.7

EOP Loans (in billions) (1)	$79.0	$78.5	$77.9	$78.8	$74.5	$75.0	$75.1	$77.2	$72.7	$72.7	$72.2	$72.9	$69.2	$69.3	$68.8	$70.5	$66.8	$67.3	$66.5	$67.5

Average Yield (2)	13.01%	12.26%	11.67%	11.33%	11.14%	10.50%	10.35%	10.13%	10.19%	9.96%	9.94%	10.02%	10.23%	10.11%	10.22%	10.33%	10.39%	10.31%	10.38%	10.35%
Net Interest Revenue (3)	$2,117	$1,955	$1,943	$1,932	$1,807	$1,732	$1,738	$1,708	$1,670	$1,609	$1,664	$1,687	$1,649	$1,645	$1,690	$1,708	$1,649	$1,635	$1,681	$1,679
As a % of Avg. Loans (3)	10.67%	10.13%	9.97%	10.02%	9.76%	9.44%	9.32%	9.11%	9.14%	9.03%	9.26%	9.44%	9.59%	9.65%	9.80%	9.94%	9.91%	9.88%	10.09%	10.14%
Net Credit Losses	$2,084	$2,048	$1,880	$1,671	$1,352	$1,231	$1,099	$986	$902	$840	$745	$700	$692	$665	$610	$588	$587	$570	$526	$514
As a % of Average Loans	10.50%	10.61%	9.65%	8.67%	7.30%	6.71%	5.89%	5.26%	4.94%	4.71%	4.15%	3.92%	4.03%	3.90%	3.54%	3.42%	3.53%	3.44%	3.16%	3.10%
Net Credit Margin (4)	$462	$352	$517	$567	$824	$916	$1,064	$1,147	$1,140	$1,142	$1,334	$1,405	$1,329	$1,310	$1,470	$1,527	$1,427	$1,453	$1,586	$1,603
As a % of Avg. Loans (4)	2.33%	1.82%	2.65%	2.94%	4.45%	4.99%	5.70%	6.12%	6.24%	6.41%	7.42%	7.86%	7.73%	7.68%	8.53%	8.88%	8.57%	8.78%	9.52%	9.68%
Loans 90+ Days Past Due	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732	$663	$628	$681	$648	$583	$559	$593
As a % of EOP Loans	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%	0.97%	0.87%	0.84%	0.88%
Loans 30-89 Days Past Due	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679	$588	$650	$661	$599	$540	$566	$568
As a % of EOP Loans	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%	0.90%	0.80%	0.85%	0.84%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	90.9	89.3	88.5	87.8	85.5	84.8	83.6	83.6	80.9	79.9	79.3	78.9	77.8	76.1	89.7	90.0	88.2	88.8	87.2	88.1
Purchase Sales (in billions)	$15.8	$18.4	$17.7	$20.5	$15.2	$18.5	$17.7	$20.5	$15.5	$18.1	$17.5	$20.4	$15.3	$18.3	$18.1	$23.3	$16.7	$20.4	$19.7	$23.5

Average Loans (in billions) (1)	$45.0	$42.1	$41.0	$40.7	$39.6	$38.1	$38.1	$38.3	$37.6	$36.5	$36.5	$37.0	$36.7	$35.8	$37.8	$43.6	$43.6	$42.4	$42.9	$43.9

EOP Loans (in billions) (1)	$42.9	$41.7	$40.8	$42.2	$37.4	$38.3	$37.9	$39.9	$36.7	$36.6	$36.6	$38.6	$35.4	$36.0	$43.0	$46.3	$42.3	$43.1	$43.0	$46.5

Average Yield (2)	18.57%	18.66%	18.37%	17.84%	18.17%	18.23%	18.38%	18.02%	18.19%	18.14%	18.26%	18.04%	18.28%	17.89%	17.33%	16.34%	16.63%	16.89%	16.89%	16.80%
Net Interest Revenue (3)	$1,708	$1,660	$1,601	$1,504	$1,531	$1,551	$1,637	$1,625	$1,566	$1,543	$1,634	$1,660	$1,652	$1,587	$1,682	$1,860	$1,819	$1,810	$1,884	$1,923
As a % of Avg. Loans (3)	15.39%	15.82%	15.49%	14.66%	15.68%	16.33%	17.05%	16.83%	16.75%	17.00%	17.81%	17.85%	18.26%	17.78%	17.65%	16.93%	16.92%	17.12%	17.42%	17.38%
Net Credit Losses	$1,457	$1,352	$1,178	$1,121	$932	$826	$690	$683	$665	$609	$534	$514	$508	$481	$435	$471	$481	$465	$457	$463
As a % of Average Loans	13.13%	12.88%	11.40%	10.93%	9.54%	8.70%	7.19%	7.08%	7.11%	6.71%	5.82%	5.53%	5.61%	5.39%	4.57%	4.29%	4.47%	4.40%	4.23%	4.18%
Net Credit Margin (4)	$326	$342	$462	$408	$595	$676	$913	$910	$816	$842	$997	$1,009	$994	$993	$1,082	$1,185	$1,141	$1,111	$1,181	$1,139
As a % of Avg. Loans (4)	2.94%	3.26%	4.47%	3.98%	6.09%	7.12%	9.51%	9.43%	8.73%	9.28%	10.87%	10.85%	10.98%	11.13%	11.36%	10.78%	10.61%	10.51%	10.92%	10.29%
Loans 90+ Days Past Due	$1,883	$1,549	$1,450	$1,352	$1,110	$913	$902	$951	$845	$721	$716	$721	$651	$556	$650	$771	$689	$606	$630	$678
As a % of EOP Loans	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%	1.63%	1.41%	1.47%	1.46%
Loans 30-89 Days Past Due	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685	$615	$799	$830	$725	$683	$729	$748
As a % of EOP Loans	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%	1.71%	1.58%	1.70%	1.61%

(1)       Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)       Average yield is calculated as gross interest revenue earned divided by average loans.

(3)       Net interest revenue includes certain fees that are recorded as interest revenue.

(4)       Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 1

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$1,189	$1,199	$1,220	$1,280	$1,288	$1,335	$1,359	$1,330	$1,353	$1,338	$1,393	$1,423
Non-Interest Revenue	541	564	632	619	626	681	634	616	654	576	617	681
Total Revenues, Net of Interest Expense	1,730	1,763	1,852	1,899	1,914	2,016	1,993	1,946	2,007	1,914	2,010	2,104
Total Operating Expenses	970	1,073	1,056	1,141	1,111	1,234	1,220	1,150	1,142	1,133	1,175	1,353
Net Credit Losses	398	358	341	340	296	294	283	289	310	290	326	383
Credit Reserve Build / (Release)	(127)	(204)	(245)	(156)	(139)	(35)	47	32	100	108	33	43
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	36	22	32	37	38	22	38	32	35	21	36	36
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	307	176	128	221	195	281	368	353	445	419	395	462
Income from Continuing Operations before Taxes	453	514	668	537	608	501	405	443	420	362	440	289
Income Taxes	129	97	186	118	159	106	88	72	95	72	104	(55)
Income from Continuing Operations	324	417	482	419	449	395	317	371	325	290	336	344
Noncontrolling Interests	(5)	—	(3)	—	(2)	1	—	1	—	(3)	1	—
Net Income	$329	$417	$485	$419	$451	$394	$317	$370	$325	$293	$335	$344
Average Assets (in billions of dollars)	$66	$68	$69	$70	$74	$80	$77	$74	$77	$74	$75	$78
Return on Average Assets (1)	2.12%	2.58%	2.94%	2.51%	2.62%	2.09%	1.73%	2.10%	1.80%	1.68%	1.87%	1.84%
Efficiency Ratio	56%	61%	57%	60%	58%	61%	61%	59%	57%	59%	58%	64%

Net Credit Losses as a % of Average Loans (1)	6.90%	5.91%	5.35%	5.00%	4.27%	3.87%	3.71%	3.78%	3.72%	3.58%	3.77%	4.27%

Revenue by Business
Retail Banking	$1,155	$1,193	$1,256	$1,303	$1,309	$1,381	$1,362	$1,317	$1,402	$1,331	$1,396	$1,436
Citi-Branded Cards	575	570	596	596	605	635	631	629	605	583	614	668
Total	$1,730	$1,763	$1,852	$1,899	$1,914	$2,016	$1,993	$1,946	$2,007	$1,914	$2,010	$2,104

Net Credit Losses by Business
Retail Banking	$87	$96	$119	$113	$104	$117	$115	$132	$146	$133	$158	$205
Citi-Branded Cards	311	262	222	227	192	177	168	157	164	157	168	178
Total	$398	$358	$341	$340	$296	$294	$283	$289	$310	$290	$326	$383

Income (loss) from Continuing Operations by Business
Retail Banking	$215	$232	$250	$223	$286	$240	$165	$210	$192	$223	$209	$223
Citi-Branded Cards	109	185	232	196	163	155	152	161	133	67	127	121
Total	$324	$417	$482	$419	$449	$395	$317	$371	$325	$290	$336	$344

FX Translation Impact:
Total Revenue - as Reported	$1,730	$1,763	$1,852	$1,899	$1,914	$2,016	$1,993	$1,946	$2,007	$1,914	$2,010	$2,104
Impact of FX Translation (1)	(199)	(211)	(215)	(264)	(295)	(367)	(267)	(165)	(239)	(147)	(183)	(209)
Total Revenues - Ex-FX (2)	$1,531	$1,552	$1,637	$1,635	$1,619	$1,649	$1,726	$1,781	$1,768	$1,767	$1,827	$1,895

Total Operating Expenses - as Reported	$970	$1,073	$1,056	$1,141	$1,111	$1,234	$1,220	$1,150	$1,142	$1,133	$1,175	$1,353
Impact of FX Translation (1)	(129)	(144)	(143)	(190)	(187)	(235)	(174)	(112)	(147)	(91)	(106)	(141)
Total Operating Expenses - Ex-FX (2)	$841	$929	$913	$951	$924	$999	$1,046	$1,038	$995	$1,042	$1,069	$1,212

Provisions for LLR & PBC - as Reported	$307	$176	$128	$221	$195	$281	$368	$353	$445	$419	$395	$462
Impact of FX Translation (1)	(38)	(27)	(22)	(38)	(38)	(64)	(60)	(37)	(66)	(38)	(40)	(51)
Provisions for LLR & PBC - Ex-FX (2)	$269	$149	$106	$183	$157	$217	$308	$316	$379	$381	$355	$411

Net Income - as Reported	$329	$417	$485	$419	$451	$394	$317	$370	$325	$293	$335	$344
Impact of FX Translation (1)	(34)	(34)	(39)	(16)	(28)	(87)	(45)	(51)	(40)	(15)	(29)	(1)
Net Income - Ex-FX (2)	$295	$383	$446	$403	$423	$307	$272	$319	$285	$278	$306	$343

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$1,406	$1,435	$1,433	$1,452	$1,364	$1,432	$1,472	$1,404	$4,888	$5,312	$5,507	$5,726	$5,672
Non-Interest Revenue	720	712	654	764	719	704	700	665	2,356	2,557	2,528	2,850	2,788
Total Revenues, Net of Interest Expense	2,126	2,147	2,087	2,216	2,083	2,136	2,172	2,069	7,244	7,869	8,035	8,576	8,460
Total Operating Expenses	1,223	1,237	1,207	1,264	1,203	1,254	1,272	1,245	4,240	4,715	4,803	4,931	4,974
Net Credit Losses	395	392	404	419	436	454	460	511	1,437	1,162	1,309	1,610	1,861
Credit Reserve Build / (Release)	37	103	164	59	51	109	(4)	(36)	(732)	(95)	284	363	120
Provision for Unfunded Lending Commitments	—	—	(1)	1	(1)	1	(1)	—	—	—	—	—	(1)
Provision for Benefits and Claims	39	23	22	24	34	15	26	29	127	130	128	108	104
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	471	518	589	503	520	579	481	504	832	1,197	1,721	2,081	2,084
Income from Continuing Operations before Taxes	432	392	291	449	360	303	419	320	2,172	1,957	1,511	1,564	1,402
Income Taxes	100	74	48	91	69	28	90	57	530	425	216	313	244
Income from Continuing Operations	332	318	243	358	291	275	329	263	1,642	1,532	1,295	1,251	1,158
Noncontrolling Interests	1	—	1	1	2	2	2	—	(8)	—	(2)	3	6
Net Income	$331	$318	$242	$357	$289	$273	$327	$263	$1,650	$1,532	$1,297	$1,248	$1,152
Average Assets (in billions of dollars)	$82	$79	$76	$77	$76	$77	$76	$73	$68	$76	$76	$79	$76
Return on Average Assets (1)	1.72%	1.61%	1.26%	1.84%	1.54%	1.42%	1.71%	1.43%	2.55%	2.14%	1.80%	1.60%	1.52%
Efficiency Ratio	58%	58%	58%	57%	58%	59%	59%	60%	59%	60%	60%	57%	59%

Net Credit Losses as a % of Average Loans (1)	4.24%	4.12%	4.24%	4.26%	4.60%	4.63%	4.75%	5.51%	5.94%	3.91%	3.85%	4.13%	4.86%

Revenue by Business
Retail Banking	$1,470	$1,469	$1,408	$1,484	$1,420	$1,431	$1,452	$1,375	$4,907	$5,369	$5,565	$5,831	$5,678
Citi-Branded Cards	656	678	679	732	663	705	720	694	2,337	2,500	2,470	2,745	2,782
Total	$2,126	$2,147	$2,087	$2,216	$2,083	$2,136	$2,172	$2,069	$7,244	$7,869	$8,035	$8,576	$8,460

Net Credit Losses by Business
Retail Banking	$201	$197	$205	$213	$208	$211	$210	$278	$415	$468	$642	$816	$907
Citi-Branded Cards	194	195	199	206	228	243	250	233	1,022	694	667	794	954
Total	$395	$392	$404	$419	$436	$454	$460	$511	$1,437	$1,162	$1,309	$1,610	$1,861

Income (loss) from Continuing Operations by Business
Retail Banking	$229	$195	$124	$214	$204	$206	$189	$141	$920	$901	$847	$762	$740
Citi-Branded Cards	103	123	119	144	87	69	140	122	722	631	448	489	418
Total	$332	$318	$243	$358	$291	$275	$329	$263	$1,642	$1,532	$1,295	$1,251	$1,158

FX Translation Impact:
Total Revenue - as Reported	$2,126	$2,147	$2,087	$2,216	$2,083	$2,136	$2,172	$2,069	$7,244	$7,869	$8,035	$8,576	$8,460
Impact of FX Translation (1)	(258)	(235)	(162)	(174)	(122)	(161)	(120)	—	(599)	(805)	(414)	(439)	—
Total Revenues - Ex-FX (2)	$1,868	$1,912	$1,925	$2,042	$1,961	$1,975	$2,052	$2,069	$6,645	$7,064	$7,621	$8,137	$8,460

Total Operating Expenses - as Reported	$1,223	$1,237	$1,207	$1,264	$1,203	$1,254	$1,272	$1,245	$4,240	$4,715	$4,803	$4,931	$4,974
Impact of FX Translation (1)	(141)	(123)	(78)	(84)	(63)	(85)	(65)	—	(418)	(526)	(289)	(226)	—
Total Operating Expenses - Ex-FX (2)	$1,082	$1,114	$1,129	$1,180	$1,140	$1,169	$1,207	$1,245	$3,822	$4,189	$4,514	$4,705	$4,974

Provisions for LLR & PBC - as Reported	$471	$518	$589	$503	$520	$579	$481	$504	$832	$1,197	$1,721	$2,081	$2,084
Impact of FX Translation (1)	(60)	(56)	(44)	(40)	(32)	(47)	(30)	—	(84)	(153)	(101)	(96)	—
Provisions for LLR & PBC - Ex-FX (2)	$411	$462	$545	$463	$488	$532	$451	$504	$748	$1,044	$1,620	$1,985	$2,084

Net Income - as Reported	$331	$318	$242	$357	$289	$273	$327	$263	$1,650	$1,532	$1,297	$1,248	$1,152
Impact of FX Translation (1)	(36)	(35)	(51)	(31)	(13)	(18)	(14)	—	(79)	(156)	(30)	(99)	—
Net Income - Ex-FX (2)	$295	$283	$191	$326	$276	$255	$313	$263	$1,571	$1,376	$1,267	$1,149	$1,152

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,996	2,003	2,014	2,047	2,054	2,068	2,073	2,079	2,074	2,077	2,077	2,065	2,024	1,925	1,917	1,912	1,844	1,836	1,843	1,744
Accounts (in millions)	25.7	26.0	26.2	26.5	26.8	27.4	27.7	28.2	30.0	30.9	31.1	30.9	30.8	31.2	31.1	31.3	31.0	31.3	30.8	30.6
Average Deposits	$36.0	$36.0	$37.1	$39.1	$42.4	$44.9	$42.8	$41.7	$43.0	$41.0	$41.8	$42.8	$43.6	$43.0	$43.0	$44.6	$43.8	$45.2	$45.0	$43.9
Investment Sales	$7.7	$7.0	$6.8	$9.8	$8.4	$8.2	$7.6	$7.4	$9.8	$9.3	$10.4	$9.9	$11.0	$11.8	$11.3	$10.8	$12.0	$13.0	$14.9	$11.9
Investment AUMs	$44.2	$44.7	$48.9	$51.5	$54.7	$57.9	$50.9	$52.7	$59.4	$58.7	$65.3	$65.7	$71.4	$67.3	$67.9	$71.6	$71.2	$75.6	$74.3	$68.8
Average Loans	$15.8	$16.5	$17.4	$18.5	$19.7	$21.6	$21.6	$21.6	$24.3	$23.8	$25.1	$26.1	$27.8	$28.2	$27.8	$28.5	$28.3	$29.0	$28.5	$27.2
EOP Loans:
Real Estate Lending	$3.6	$3.7	$3.9	$4.2	$4.7	$4.8	$4.3	$4.4	$5.1	$4.9	$5.3	$5.4	$5.9	$5.7	$5.4	$5.7	$5.9	$5.8	$5.5	$5.0
Commercial Markets	7.9	7.9	8.4	8.9	9.4	10.9	10.2	10.0	10.6	10.4	11.1	11.7	12.3	12.1	11.8	12.7	12.5	12.7	12.1	11.3
Personal and Other	5.1	5.4	5.8	5.8	6.5	6.5	6.0	8.1	9.0	9.1	9.6	9.6	10.5	10.2	10.4	10.4	10.3	10.7	10.6	9.9
Total EOP Loans	$16.6	$17.0	$18.1	$18.9	$20.6	$22.2	$20.5	$22.5	$24.7	$24.4	$26.0	$26.7	$28.7	$28.0	$27.6	$28.8	$28.7	$29.2	$28.2	$26.2

Net Interest Revenue (in millions) (1)	$754	$762	$788	$825	$848	$863	$887	$874	$919	$899	$926	$941	$943	$929	$927	$937	$884	$909	$929	$895
As a % of Average Loans (1)	19.35%	18.52%	17.97%	17.69%	17.46%	16.03%	16.29%	16.05%	15.21%	15.19%	14.68%	14.34%	13.76%	13.21%	13.23%	13.04%	12.67%	12.57%	12.93%	13.05%
Net Credit Losses (in millions)	$87	$96	$119	$113	$104	$117	$115	$132	$146	$133	$158	$205	$201	$197	$205	$213	$208	$211	$210	$278
As a % of Average Loans	2.23%	2.33%	2.71%	2.42%	2.14%	2.17%	2.11%	2.42%	2.42%	2.25%	2.50%	3.12%	2.93%	2.80%	2.93%	2.97%	2.98%	2.92%	2.92%	4.05%
Loans 90+ Days Past Due (in millions) (2)	$294	$278	$271	$208	$236	$250	$263	$242	$267	$277	$312	$313	$310	$309	$337	$460	$516	$540	$515	$397
As a % of EOP Loans (2)	1.77%	1.64%	1.50%	1.10%	1.15%	1.13%	1.28%	1.08%	1.08%	1.14%	1.20%	1.17%	1.08%	1.10%	1.22%	1.60%	1.80%	1.85%	1.83%	1.52%
Loans 30-89 Days Past Due (in millions)	$353	$303	$371	$243	$301	$284	$246	$269	$308	$300	$388	$330	$400	$341	$419	$368	$340	$344	$302	$290
As a % of EOP Loans	2.13%	1.78%	2.05%	1.29%	1.46%	1.28%	1.20%	1.20%	1.25%	1.23%	1.49%	1.24%	1.39%	1.22%	1.52%	1.28%	1.18%	1.18%	1.07%	1.11%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	10.4	10.5	10.9	11.1	11.2	11.4	11.8	11.9	12.0	12.0	12.1	12.1	12.1	8.6	8.7	8.5	8.4	8.2	8.2	8.1
Purchase Sales (in billions)	$5.1	$5.5	$6.0	$6.9	$6.0	$6.5	$6.8	$7.2	$6.8	$6.7	$7.1	$8.0	$7.3	$7.0	$7.9	$8.6	$6.9	$7.4	$7.4	$7.6
Average Loans (in billions) (3)	$10.0	$10.3	$10.6	$11.4	$11.7	$12.4	$12.2	$12.1	$12.9	$12.1	$12.5	$12.8	$13.2	$13.1	$10.0	$10.5	$10.1	$10.3	$9.9	$9.6
EOP Loans (in billions) (3)	$10.2	$10.2	$11.0	$11.7	$11.8	$12.6	$11.4	$12.1	$12.8	$12.3	$12.7	$13.3	$13.3	$10.0	$10.2	$10.4	$10.2	$10.1	$9.8	$9.3
Average Yield (4)	25.98%	23.66%	22.54%	22.19%	22.35%	22.47%	22.41%	24.46%	20.87%	21.76%	22.24%	21.75%	20.37%	16.26%	21.12%	20.40%	20.39%	20.90%	21.14%	20.73%

Net Interest Revenue (in millions) (5)	435	437	$432	$455	$440	472	$472	$456	$434	$439	$467	$482	$463	$506	$506	$515	$480	$523	$543	$509
As a % of Average Loans (5)	23.21%	22.47%	21.70%	21.24%	21.24%	21.27%	21.52%	20.79%	18.97%	20.06%	19.98%	19.97%	18.78%	20.30%	20.08%	19.46%	19.27%	20.37%	21.76%	21.04%
Net Credit Losses (in millions)	$311	$262	$222	$227	$192	$177	$168	$157	$164	$157	$168	$178	$194	$195	$199	$206	$228	$243	$250	$233
As a % of Average Loans	16.60%	13.47%	11.15%	10.60%	9.27%	7.98%	7.66%	7.16%	7.17%	7.18%	7.19%	7.38%	7.87%	7.82%	7.90%	7.78%	9.16%	9.46%	10.02%	9.63%
Net Credit Margin (in millions) (6)	$264	$308	$374	$369	$413	$458	$463	$472	$441	$426	$446	$490	$462	$483	$480	$526	$435	$462	$470	$461
As a % of Average Loans (6)	14.09%	15.84%	18.78%	17.22%	19.94%	20.64%	21.11%	21.52%	19.28%	19.47%	19.08%	20.31%	18.74%	19.37%	19.04%	19.87%	17.47%	17.99%	18.84%	19.05%
Loans 90+ Days Past Due (in millions)	$418	$391	$391	$366	$374	$391	$337	$353	$348	$349	$344	$358	$366	$266	$267	$290	$293	$303	$294	$284
As a % of EOP Loans	4.10%	3.83%	3.55%	3.13%	3.17%	3.10%	2.96%	2.92%	2.72%	2.84%	2.71%	2.69%	2.75%	2.66%	2.62%	2.79%	2.87%	3.00%	3.00%	3.05%
Loans 30-89 Days Past Due (in millions)	$376	$386	$349	$362	$370	$381	$323	$322	$357	$353	$343	$364	$380	$264	$276	$298	$321	$326	$322	$262
As a % of EOP Loans	3.69%	3.78%	3.17%	3.09%	3.14%	3.02%	2.83%	2.66%	2.79%	2.87%	2.70%	2.74%	2.86%	2.64%	2.71%	2.87%	3.15%	3.23%	3.29%	2.82%

(1)       Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)       See footnote 3 on page 8.

(3)       Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)       Average yield is gross interest revenue earned divided by average loans.

(5)       Net interest revenue includes certain fees that are recorded as interest revenue.

(6)       Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$1,280	$1,299	$1,230	$1,320	$1,355	$1,393	$1,389	$1,361	$1,403	$1,363	$1,354	$1,366
Non-Interest Revenue	589	579	597	641	609	683	687	654	638	626	678	687
Total Revenues, Net of Interest Expense	1,869	1,878	1,827	1,961	1,964	2,076	2,076	2,015	2,041	1,989	2,032	2,053
Total Operating Expenses	1,041	1,066	1,152	1,253	1,237	1,316	1,268	1,268	1,298	1,279	1,298	1,425
Net Credit Losses	321	294	263	264	218	229	246	193	197	180	212	230
Credit Reserve Build / (Release)	(46)	(147)	(134)	(57)	(56)	(58)	(61)	46	(15)	(37)	(20)	32
Provision for Unfunded Lending Commitments	—	(4)	—	—	—	4	1	(1)	(1)	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	275	143	129	207	162	175	186	238	181	143	192	262
Income from Continuing Operations before Taxes	553	669	546	501	565	585	622	509	562	567	542	366
Income Taxes	137	165	128	68	122	145	131	92	124	147	128	56
Income from Continuing Operations	416	504	418	433	443	440	491	417	438	420	414	310
Noncontrolling Interests	—	—	(1)	—	—	2	1	(3)	1	1	2	—
Net Income	$416	$504	$419	$433	$443	$438	$490	$420	$437	$419	$412	$310
Average Assets (in billions of dollars)	$103	$104	$106	$111	$114	$118	$117	$115	$118	$114	$117	$118
Return on Average Assets	1.64%	1.94%	1.57%	1.55%	1.58%	1.49%	1.66%	1.45%	1.49%	1.48%	1.40%	1.05%
Efficiency Ratio	56%	57%	63%	64%	63%	63%	61%	63%	64%	64%	64%	69%

Net Credit Losses as a % of Average Loans	1.77%	1.60%	1.36%	1.30%	1.05%	1.04%	1.11%	0.87%	0.88%	0.82%	0.93%	0.99%

Revenue by Business
Retail Banking	$1,154	$1,167	$1,135	$1,222	$1,194	$1,279	$1,287	$1,224	$1,260	$1,197	$1,238	$1,228
Citi-Branded Cards	715	711	692	739	770	797	789	791	781	792	794	825
Total	$1,869	$1,878	$1,827	$1,961	$1,964	$2,076	$2,076	$2,015	$2,041	$1,989	$2,032	$2,053

Net Credit Losses by Business
Retail Banking	$105	$109	$97	$108	$72	$87	$99	$67	$64	$57	$72	$90
Citi-Branded Cards	216	185	166	156	146	142	147	126	133	123	140	140
Total	$321	$294	$263	$264	$218	$229	$246	$193	$197	$180	$212	$230

Income from Continuing Operations by Business
Retail Banking	$281	$310	$251	$267	$252	$261	$314	$258	$269	$231	$234	$138
Citi-Branded Cards	135	194	167	166	191	179	177	159	169	189	180	172
Total	$416	$504	$418	$433	$443	$440	$491	$417	$438	$420	$414	$310

FX Translation Impact:
Total Revenue - as Reported	$1,869	$1,878	$1,827	$1,961	$1,964	$2,076	$2,076	$2,015	$2,041	$1,989	$2,032	$2,053
Impact of FX Translation (2)	(91)	(69)	(89)	(129)	(162)	(206)	(175)	(120)	(152)	(111)	(128)	(159)
Total Revenues - Ex-FX (3)	$1,778	$1,809	$1,738	$1,832	$1,802	$1,870	$1,901	$1,895	$1,889	$1,878	$1,904	$1,894

Total Operating Expenses - as Reported	$1,041	$1,066	$1,152	$1,253	$1,237	$1,316	$1,268	$1,268	$1,298	$1,279	$1,298	$1,425
Impact of FX Translation (2)	(52)	(42)	(63)	(91)	(106)	(140)	(106)	(76)	(94)	(62)	(70)	(97)
Total Operating Expenses - Ex-FX (3)	$989	$1,024	$1,089	$1,162	$1,131	$1,176	$1,162	$1,192	$1,204	$1,217	$1,228	$1,328

Provisions for LLR & PBC - as Reported	$275	$143	$129	$207	$162	$175	$186	$238	$181	$143	$192	$262
Impact of FX Translation (2)	(25)	5	3	(16)	(13)	(23)	(21)	(18)	(15)	(4)	(20)	(24)
Provisions for LLR & PBC - Ex-FX (3)	$250	$148	$132	$191	$149	$152	$165	$220	$166	$139	$172	$238

Net Income - as Reported	$416	$504	$419	$433	$443	$438	$490	$420	$437	$419	$412	$310
Impact of FX Translation (2)	(11)	(28)	(21)	(14)	(36)	(32)	(37)	(20)	(26)	(31)	(28)	(23)
Net Income - Ex-FX (3)	$405	$476	$398	$419	$407	$406	$453	$400	$411	$388	$384	$287

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$1,326	$1,290	$1,257	$1,290	$1,250	$1,290	$1,285	$1,224	$5,129	$5,498	$5,486	$5,163	$5,049
Non-Interest Revenue	706	748	678	636	721	731	748	639	2,406	2,633	2,629	2,768	2,839
Total Revenues, Net of Interest Expense	2,032	2,038	1,935	1,926	1,971	2,021	2,033	1,863	7,535	8,131	8,115	7,931	7,888
Total Operating Expenses	1,282	1,246	1,219	1,270	1,229	1,517	1,292	1,233	4,512	5,089	5,300	5,017	5,271
Net Credit Losses	204	174	195	198	194	212	201	186	1,142	886	819	771	793
Credit Reserve Build / (Release)	(3)	20	(19)	21	7	(14)	(34)	15	(384)	(129)	(40)	19	(26)
Provision for Unfunded Lending Commitments	15	9	12	(5)	(4)	(5)	(1)	(4)	(4)	4	(1)	31	(14)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims (LLR & PBC)	216	203	188	214	197	193	166	197	754	761	778	821	753
Income from Continuing Operations before Taxes	534	589	528	442	545	311	575	433	2,269	2,281	2,037	2,093	1,864
Income Taxes	165	198	180	143	180	97	193	145	498	490	455	686	615
Income from Continuing Operations	369	391	348	299	365	214	382	288	1,771	1,791	1,582	1,407	1,249
Noncontrolling Interests	3	5	3	—	5	5	7	3	(1)	—	4	11	20
Net Income	$366	$386	$345	$299	$360	$209	$375	$285	$1,772	$1,791	$1,578	$1,396	$1,229
Average Assets (in billions of dollars)	$119	$118	$118	$120	$120	$123	$123	$120	$106	$116	$117	$119	$122
Return on Average Assets	1.25%	1.31%	1.16%	0.99%	1.22%	0.68%	1.21%	0.94%	1.67%	1.54%	1.35%	1.17%	1.01%
Efficiency Ratio	63%	61%	63%	66%	62%	75%	64%	66%	60%	63%	65%	63%	67%

Net Credit Losses as a % of Average Loans	0.90%	0.76%	0.85%	0.84%	0.83%	0.87%	0.81%	0.77%	1.50%	1.02%	0.91%	0.84%	0.82%

Revenue by Business
Retail Banking	$1,241	$1,233	$1,159	$1,138	$1,225	$1,237	$1,252	$1,152	$4,678	$4,984	$4,923	$4,771	$4,866
Citi-Branded Cards	791	805	776	788	746	784	781	711	2,857	3,147	3,192	3,160	3,022
Total	$2,032	$2,038	$1,935	$1,926	$1,971	$2,021	$2,033	$1,863	$7,535	$8,131	$8,115	$7,931	$7,888

Net Credit Losses by Business
Retail Banking	$58	$58	$75	$81	$80	$83	$79	$74	$419	$325	$283	$272	$316
Citi-Branded Cards	146	116	120	117	114	129	122	112	723	561	536	499	477
Total	$204	$174	$195	$198	$194	$212	$201	$186	$1,142	$886	$819	$771	$793

Income from Continuing Operations by Business
Retail Banking	$221	$199	$168	$131	$204	$61	$240	$187	$1,109	$1,085	$872	$719	$692
Citi-Branded Cards	148	192	180	168	161	153	142	101	662	706	710	688	557
Total	$369	$391	$348	$299	$365	$214	$382	$288	$1,771	$1,791	$1,582	$1,407	$1,249

FX Translation Impact:
Total Revenue - as Reported	$2,032	$2,038	$1,935	$1,926	$1,971	$2,021	$2,033	$1,863	$7,535	$8,131	$8,115	$7,931	$7,888
Impact of FX Translation (2)	(146)	(110)	(68)	(85)	(59)	(92)	(72)	—	(175)	(450)	(331)	(188)	—
Total Revenues - Ex-FX (3)	$1,886	$1,928	$1,867	$1,841	$1,912	$1,929	$1,961	$1,863	$7,360	$7,681	$7,784	$7,743	$7,888

Total Operating Expenses - as Reported	$1,282	$1,246	$1,219	$1,270	$1,229	$1,517	$1,292	$1,233	$4,512	$5,089	$5,300	$5,017	$5,271
Impact of FX Translation (2)	(84)	(61)	(43)	(57)	(47)	(81)	(54)	—	(114)	(287)	(169)	(95)	—
Total Operating Expenses - Ex-FX (3)	$1,198	$1,185	$1,176	$1,213	$1,182	$1,436	$1,238	$1,233	$4,398	$4,802	$5,131	$4,922	$5,271

Provisions for LLR & PBC - as Reported	$216	$203	$188	$214	$197	$193	$166	$197	$754	$761	$778	$821	$753
Impact of FX Translation (2)	(22)	(11)	(7)	(10)	(7)	(16)	(12)	—	(10)	(52)	(35)	(22)	—
Provisions for LLR & PBC - Ex-FX (3)	$194	$192	$181	$204	$190	$177	$154	$197	$744	$709	$743	$799	$753

Net Income - as Reported	$366	$386	$345	$299	$360	$209	$375	$285	$1,772	$1,791	$1,578	$1,396	$1,229
Impact of FX Translation (2)	(17)	(15)	(3)	(8)	1	7	(2)	—	(39)	(89)	(86)	(31)	—
Net Income - Ex-FX (3)	$349	$371	$342	$291	$361	$216	$373	$285	$1,733	$1,702	$1,492	$1,365	$1,229

(1)       Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(2)       Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(3)       Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

GLOBAL CONSUMER BANKING

ASIA (1) PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	880	874	873	876	877	870	844	841	803	746	744	734	702	699	674	640	620	559	546	536
Accounts (in millions)	17.6	17.6	17.8	17.6	17.6	17.8	18.0	17.9	18.0	18.3	18.2	18.3	18.3	18.3	18.1	17.9	17.9	17.9	17.6	17.5
Average Deposits	$86.6	$87.1	$89.2	$91.7	$93.8	$96.7	$95.5	$93.5	$95.2	$93.8	$96.3	$95.0	$93.5	$89.7	$86.2	$88.3	$88.4	$91.3	$91.0	$88.2
Investment Sales	$8.8	$9.7	$9.9	$12.8	$11.5	$10.8	$9.3	$6.7	$9.2	$7.7	$10.1	$10.1	$12.3	$11.7	$8.7	$8.7	$10.7	$9.5	$11.0	$7.9
Investment AUMs	$41.9	$40.6	$43.3	$45.8	$47.2	$47.9	$41.2	$41.6	$44.8	$44.3	$47.6	$50.2	$52.8	$50.5	$53.8	$54.3	$56.2	$58.7	$58.1	$58.3
Average Loans	$55.9	$56.3	$58.6	$61.5	$64.4	$67.9	$68.4	$68.4	$70.1	$69.3	$70.4	$71.9	$71.7	$71.6	$72.1	$74.7	$75.5	$78.7	$78.8	$77.1
EOP Loans:
Real Estate Lending	$27.1	$27.1	$29.4	$30.9	$32.6	$33.9	$32.7	$33.8	$35.0	$34.6	$35.5	$35.9	$35.8	$35.0	$36.4	$37.1	$37.8	$38.9	$38.4	$38.0
Commercial Markets	14.8	15.2	16.2	16.8	18.3	19.0	18.7	18.5	18.8	18.1	18.4	18.0	18.3	18.9	19.4	19.3	20.2	20.9	20.4	19.2
Personal and Other	14.8	14.1	15.0	15.2	15.4	16.0	15.5	16.1	16.6	16.7	17.5	18.1	17.9	17.5	17.6	18.5	19.1	19.7	19.4	19.0
Total EOP Loans	$56.7	$56.4	$60.6	$62.9	$66.3	$68.9	$66.9	$68.4	$70.4	$69.4	$71.4	$72.0	$72.0	$71.4	$73.4	$74.9	$77.1	$79.5	$78.2	$76.2

Net Interest Revenue (in millions) (2)	$778	$793	$748	$789	$806	$824	$826	$807	$832	$805	$795	$789	$764	$746	$728	$749	$730	$756	$756	$726
As a % of Average Loans (2)	5.64%	5.65%	5.06%	5.09%	5.08%	4.87%	4.79%	4.68%	4.77%	4.67%	4.49%	4.37%	4.32%	4.18%	4.01%	3.98%	3.92%	3.85%	3.81%	3.74%
Net Credit Losses (in millions)	$105	$109	$97	$108	$72	$87	$99	$67	$64	$57	$72	$90	$58	$58	$75	$81	$80	$83	$79	$74
As a % of Average Loans	0.76%	0.78%	0.66%	0.70%	0.45%	0.51%	0.57%	0.39%	0.37%	0.33%	0.41%	0.50%	0.33%	0.32%	0.41%	0.43%	0.43%	0.42%	0.40%	0.38%
Loans 90+ Days Past Due (in millions)	$309	$297	$311	$289	$290	$318	$268	$258	$284	$268	$245	$255	$254	$225	$230	$210	$209	$222	$220	$194
As a % of EOP Loans	0.54%	0.53%	0.51%	0.46%	0.44%	0.46%	0.40%	0.38%	0.40%	0.39%	0.34%	0.35%	0.35%	0.32%	0.31%	0.28%	0.27%	0.28%	0.28%	0.25%
Loans 30-89 Days Past Due (in millions)	$570	$542	$542	$583	$539	$490	$416	$461	$454	$452	$450	$468	$479	$447	$400	$397	$408	$418	$397	$352
As a % of EOP Loans	1.01%	0.96%	0.89%	0.93%	0.81%	0.71%	0.62%	0.67%	0.64%	0.65%	0.63%	0.65%	0.67%	0.63%	0.54%	0.53%	0.53%	0.53%	0.51%	0.46%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.9	15.9	16.2	16.3	16.6	16.8	16.9	17.1	16.9	16.9	17.0	17.5	17.6	17.8	17.5	17.4	17.2	17.1	17.2	17.2
Purchase Sales (in billions)	$14.1	$14.6	$15.5	$17.4	$16.7	$18.2	$18.3	$18.6	$18.6	$18.6	$18.8	$20.7	$19.5	$19.8	$19.0	$20.5	$18.8	$20.1	$20.2	$20.5
Average Loans (in billions) (3)	$17.7	$17.4	$18.0	$19.0	$19.6	$20.2	$19.9	$19.5	$20.2	$19.5	$19.9	$20.3	$20.5	$19.7	$18.5	$19.0	$18.9	$19.2	$19.1	$18.6
EOP Loans (in billions) (3)	$17.6	$17.2	$18.6	$19.7	$19.6	$20.3	$19.0	$19.8	$19.8	$19.7	$20.2	$20.8	$20.0	$19.5	$18.8	$19.4	$18.8	$19.6	$18.8	$18.6
Average Yield (4)	15.40%	15.49%	15.30%	15.23%	15.21%	15.16%	14.99%	14.90%	14.73%	14.59%	14.37%	14.22%	13.91%	13.67%	13.48%	13.39%	13.34%	13.15%	13.06%	12.79%

Net Interest Revenue (in millions) (5)	$502	506	$482	$531	$549	569	$563	$554	$571	$558	$559	$577	$562	$544	$529	$541	$520	$534	$529	$498
As a % of Average Loans (5)	11.50%	11.66%	10.62%	11.09%	11.36%	11.30%	11.22%	11.27%	11.37%	11.51%	11.18%	11.31%	11.12%	11.08%	11.34%	11.30%	11.16%	11.16%	10.99%	10.62%
Net Credit Losses (in millions)	$216	$185	$166	$156	$146	$142	$147	$126	$133	$123	$140	$140	$146	$116	$120	$117	$114	$129	$122	$112
As a % of Average Loans	4.95%	4.26%	3.66%	3.26%	3.02%	2.82%	2.93%	2.56%	2.65%	2.54%	2.80%	2.74%	2.89%	2.36%	2.57%	2.44%	2.45%	2.69%	2.53%	2.39%
Net Credit Margin (in millions) (6)	$499	$526	$526	$583	$624	$655	$642	$665	$648	$669	$654	$685	$645	$689	$656	$671	$632	$655	$659	$599
As a % of Average Loans (6)	11.43%	12.13%	11.59%	12.17%	12.91%	13.01%	12.80%	13.53%	12.90%	13.80%	13.07%	13.42%	12.76%	14.03%	14.07%	14.01%	13.56%	13.68%	13.69%	12.78%
Loans 90+ Days Past Due	$315	$281	$270	$262	$260	$273	$234	$235	$246	$243	$243	$260	$256	$236	$205	$203	$214	$223	$207	$195
As a % of EOP Loans	1.79%	1.63%	1.45%	1.33%	1.33%	1.34%	1.23%	1.19%	1.24%	1.23%	1.20%	1.25%	1.28%	1.21%	1.09%	1.05%	1.14%	1.14%	1.10%	1.05%
Loans 30-89 Days Past Due	$424	$366	$366	$367	$390	$381	$328	$349	$353	$347	$370	$370	$358	$319	$285	$295	$290	$301	$277	$256
As a % of EOP Loans	2.41%	2.13%	1.97%	1.86%	1.99%	1.88%	1.73%	1.76%	1.78%	1.76%	1.83%	1.78%	1.79%	1.64%	1.52%	1.52%	1.54%	1.54%	1.47%	1.38%

(1)                Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(2)                Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)                Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)                Average yield is gross interest revenue earned divided by average loans.

(5)                Net interest revenue includes certain fees that are recorded as interest revenue.

(6)                Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Commissions and Fees	$977	$940	$880	$919	$985	$990	$1,015	$897	$1,012	$945	$910	$960
Administration and Other Fiduciary Fees	710	605	660	722	730	715	633	632	675	721	643	664
Investment Banking	953	592	830	1,146	793	1,001	590	645	811	793	1,000	1,014
Principal Transactions	3,360	1,836	1,593	(1,011)	2,314	1,342	1,725	(289)	1,985	1,478	778	91
Other	582	565	436	483	—	355	1,601	196	(317)	410	42	36
Total Non-Interest Revenue	6,582	4,538	4,399	2,259	4,822	4,403	5,564	2,081	4,166	4,347	3,373	2,765
Net Interest Revenue (including Dividends)	3,931	3,958	3,775	3,880	3,756	3,783	3,877	3,756	3,885	3,858	4,019	4,175
Total Revenues, Net of Interest Expense	10,513	8,496	8,174	6,139	8,578	8,186	9,441	5,837	8,051	8,205	7,392	6,940
Total Operating Expenses	4,533	5,094	4,810	4,942	5,083	5,251	4,991	5,205	5,088	4,948	4,834	5,198
Net Credit Losses	103	43	290	137	210	150	87	172	(58)	122	143	75
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	158	(13)	(149)	(41)
Provision for Unfunded Lending Commitments	(8)	(22)	1	—	4	(8)	45	48	(11)	26	(26)	50
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(82)	(211)	264	(53)	(180)	86	164	82	89	135	(32)	84
Income from Continuing Operations before Taxes	6,062	3,613	3,100	1,250	3,675	2,849	4,286	550	2,874	3,122	2,590	1,658
Income Taxes	1,932	1,028	817	128	1,167	813	1,299	(52)	733	851	598	229
Income from Continuing Operations	4,130	2,585	2,283	1,122	2,508	2,036	2,987	602	2,141	2,271	1,992	1,429
Noncontrolling Interests	26	20	34	51	13	9	5	29	60	31	14	23
Net Income	$4,104	$2,565	$2,249	$1,071	$2,495	$2,027	$2,982	$573	$2,081	$2,240	$1,978	$1,406
Average Assets (in billions of dollars)	$1,109	$1,143	$1,145	$1,180	$1,200	$1,250	$1,239	$1,207	$1,218	$1,245	$1,243	$1,246
Return on Average Assets	1.50%	0.90%	0.78%	0.36%	0.84%	0.65%	0.95%	0.19%	0.69%	0.72%	0.63%	0.45%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	1.44%	0.84%	0.76%	0.58%	0.89%	0.62%	0.58%	0.20%	0.97%	0.68%	0.79%	0.55%
Efficiency Ratio	43%	60%	59%	81%	59%	64%	53%	89%	63%	60%	65%	75%

Revenue by Region - Excluding CVA/DVA (2)
North America	$4,132	$3,078	$2,840	$2,228	$3,063	$2,654	$2,180	$1,424	$2,723	$2,587	$2,466	$2,379
EMEA	3,326	2,663	2,547	2,127	3,020	2,578	2,498	2,083	3,453	2,516	2,703	2,364
Latin America	890	947	997	1,068	966	1,079	923	940	1,177	1,180	1,231	1,143
Asia	1,880	1,553	1,691	1,754	1,758	1,728	1,952	1,464	2,074	1,724	1,791	1,564
Total	$10,228	$8,241	$8,075	$7,177	$8,807	$8,039	$7,553	$5,911	$9,427	$8,007	$8,191	$7,450
CVA/DVA {excluded as applicable in lines above}	285	255	99	(1,038)	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)
Total Revenues, net of Interest Expense	$10,513	$8,496	$8,174	$6,139	$8,578	$8,186	$9,441	$5,837	$8,051	$8,205	$7,392	$6,940

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,546	$843	$550	$257	$633	$409	$224	$(300)	$660	$562	$664	$465
EMEA	1,293	691	774	497	1,104	640	577	438	1,179	675	823	530
Latin America	373	369	422	465	417	426	344	302	497	486	503	402
Asia	744	520	479	543	496	470	670	202	659	422	501	348
Total	$3,956	$2,423	$2,225	$1,762	$2,650	$1,945	$1,815	$642	$2,995	$2,145	$2,491	$1,745
CVA/DVA (after-tax) {excluded as applicable in lines above}	174	162	58	(640)	(142)	91	1,172	(40)	(854)	126	(499)	(316)
Income from Continuing Operations	$4,130	$2,585	$2,283	$1,122	$2,508	$2,036	$2,987	$602	$2,141	$2,271	$1,992	$1,429

Average Loans by Region (in billions)
North America	$68	68	66	66	$66	$68	$70	$74	$76	$82	$90	89
EMEA	37	37	38	40	42	48	48	50	51	52	54	53
Latin America	23	22	23	24	25	29	30	32	34	34	34	37
Asia	30	35	38	42	45	49	54	58	60	63	65	62
Total	$158	$162	$165	$172	$178	$194	$202	$214	$221	$231	$243	$241

EOP Deposits by Region (in billions)
North America	$107	$116	$114	$117	$121	$128	$132	$150	$163	$158	$148	$143
EMEA	148	141	153	144	159	150	146	149	156	159	174	171
Latin America	43	39	46	47	48	50	50	51	52	50	60	56
Asia	136	130	144	143	141	144	138	134	145	152	156	148
Total	$434	$426	$457	$451	$469	$472	$466	$484	$516	$519	$538	$518

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$263	$261	$280	$278	$287	$282	$290	$301	$322	$329	$344	$325
All Other ICG Businesses	171	165	177	173	182	190	176	183	194	190	194	193
Total	$434	$426	$457	$451	$469	$472	$466	$484	$516	$519	$538	$518

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Commissions and Fees	$1,042	$1,015	$989	$934	$1,014	$992	$1,015	$974	$3,716	$3,887	$3,827	3,980	3,995
Administration and Other Fiduciary Fees	669	673	612	622	624	651	626	619	2,697	2,710	2,703	2,576	2,520
Investment Banking	1,085	983	842	952	957	1,257	1,047	1,008	3,521	3,029	3,618	3,862	4,269
Principal Transactions	2,473	2,450	862	704	2,603	1,577	1,396	329	5,778	5,092	4,332	6,489	5,905
Other	412	451	144	(102)	139	104	241	177	2,066	2,152	171	905	661
Total Non-Interest Revenue	5,681	5,572	3,449	3,110	5,337	4,581	4,325	3,107	17,778	16,870	14,651	17,812	17,350
Net Interest Revenue (including Dividends)	3,842	3,955	3,814	3,899	3,817	3,821	4,011	4,053	15,544	15,172	15,937	15,510	15,702
Total Revenues, Net of Interest Expense	9,523	9,527	7,263	7,009	9,154	8,402	8,336	7,160	33,322	32,042	30,588	33,322	33,052
Total Operating Expenses	4,930	4,864	4,746	5,105	4,858	4,743	4,912	4,878	19,379	20,530	20,068	19,645	19,391
Net Credit Losses	39	53	65	25	134	9	12	121	573	619	282	182	276
Credit Reserve Build / (Release)	23	(64)	(19)	(97)	(87)	(96)	(8)	101	(626)	(556)	(45)	(157)	(90)
Provision for Unfunded Lending Commitments	3	(19)	93	(24)	(20)	(25)	(25)	(59)	(29)	89	39	53	(129)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	65	(30)	139	(96)	27	(112)	(21)	163	(82)	152	276	78	57
Income from Continuing Operations before Taxes	4,528	4,693	2,378	2,000	4,269	3,771	3,445	2,119	14,025	11,360	10,244	13,599	13,604
Income Taxes	1,483	1,545	623	523	1,321	1,205	1,102	442	3,905	3,227	2,411	4,174	4,070
Income from Continuing Operations	3,045	3,148	1,755	1,477	2,948	2,566	2,343	1,677	10,120	8,133	7,833	9,425	9,534
Noncontrolling Interests	50	23	19	18	26	19	42	31	131	56	128	110	118
Net Income	$2,995	$3,125	$1,736	$1,459	$2,922	$2,547	$2,301	$1,646	$9,989	$8,077	$7,705	$9,315	$9,416
Average Assets (in billions of dollars)	$1,242	$1,276	$1,248	$1,267	$1,282	$1,290	$1,279	$1,298	$1,144	$1,224	$1,238	$1,258	$1,287
Return on Average Assets	0.98%	0.98%	0.55%	0.46%	0.92%	0.79%	0.71%	0.50%	0.87%	0.66%	0.62%	0.74%	0.73%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	1.04%	0.89%	0.62%	0.49%	0.93%	0.80%	0.77%	0.50%	0.89%	0.57%	0.75%	0.76%	0.75%
Efficiency Ratio	52%	51%	65%	73%	53%	56%	59%	68%	58%	64%	66%	59%	59%

Revenue by Region - Excluding CVA/DVA (2)
North America	$3,660	$3,176	$2,534	$2,340	$3,562	$3,184	$3,202	$2,393	$12,278	$9,321	$10,155	$11,710	$12,341
EMEA	2,927	2,736	2,316	2,041	2,752	2,415	2,529	2,069	10,663	10,179	11,036	10,020	9,765
Latin America	1,232	1,200	1,102	1,147	1,103	1,158	1,037	982	3,902	3,908	4,731	4,681	4,280
Asia	2,014	1,953	1,643	1,646	1,744	1,677	1,884	1,704	6,878	6,902	7,153	7,256	7,009
Total	$9,833	$9,065	$7,595	$7,174	$9,161	$8,434	$8,652	$7,148	$33,721	$30,310	$33,075	$33,667	$33,395
CVA/DVA {excluded as applicable in lines above}	(310)	462	(332)	(165)	(7)	(32)	(316)	12	(399)	1,732	(2,487)	(345)	(343)
Total Revenues, net of Interest Expense	$9,523	$9,527	$7,263	$7,009	$9,154	$8,402	$8,336	$7,160	$33,322	$32,042	$30,588	$33,322	$33,052

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$1,301	$953	$630	$481	$1,305	$1,114	$910	$616	$3,196	$966	$2,351	$3,365	$3,945
EMEA	782	808	499	424	780	561	647	242	3,255	2,759	3,207	2,513	2,230
Latin America	477	512	429	199	341	433	308	280	1,629	1,489	1,888	1,617	1,362
Asia	677	591	403	473	526	478	672	532	2,286	1,838	1,930	2,144	2,208
Total	$3,237	$2,864	$1,961	$1,577	$2,952	$2,586	$2,537	$1,670	$10,366	$7,052	$9,376	$9,639	$9,745
CVA/DVA (after-tax) {excluded as applicable in lines above}	(192)	284	(206)	(100)	(4)	(20)	(194)	7	(246)	1,081	(1,543)	(214)	(211)
Income from Continuing Operations	$3,045	$3,148	$1,755	$1,477	$2,948	$2,566	$2,343	$1,677	$10,120	$8,133	$7,833	$9,425	$9,534

Average Loans by Region (in billions)
North America	$91	$96	$100	105	$107	$109	$111	115	$67	$69	$83	$98	$111
EMEA	53	56	54	56	57	59	58	57	38	47	53	55	58
Latin America	38	37	38	39	40	41	40	39	23	29	35	38	40
Asia	60	64	67	68	68	70	69	66	36	52	63	65	68
Total	$242	$253	$259	$268	$272	$279	$278	$277	$164	$197	$234	$256	$277

EOP Deposits by Region (in billions)
North America	$147	$153	$168	$178	$180	$176	$177	$192
EMEA	172	173	181	185	185	186	180	165
Latin America	58	57	63	60	65	65	62	56
Asia	142	145	149	146	139	145	144	142
Total	$519	$528	$561	$569	$569	$572	$563	$555

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$335	$343	$371	$380	$381	$384	$381	$380
All Other ICG Businesses	184	185	190	189	188	188	182	175
Total	$519	$528	$561	$569	$569	$572	$563	$555

(1) Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$199	$89	$239	$199	$144	$199	$185	$160	$111	$202	$196	$206
Equity Underwriting	237	184	182	416	220	299	135	104	169	207	171	184
Debt Underwriting	732	522	633	654	592	704	531	461	681	582	678	719
Total Investment Banking	1,168	795	1,054	1,269	956	1,202	851	725	961	991	1,045	1,109
Treasury and Trade Solutions	1,733	1,761	1,797	1,783	1,782	1,878	1,895	1,906	1,995	2,057	1,962	1,945
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	191	233	217	282	288	273	300	309	360	419	424	382
Private Bank	518	536	515	528	542	577	567	539	600	593	611	598
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$3,610	$3,325	$3,583	$3,862	$3,568	$3,930	$3,613	$3,479	$3,916	$4,060	$4,042	$4,034

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	33	270	(253)	(116)	(63)	55	702	(174)	(344)	156	(252)	(258)
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$3,643	$3,595	$3,330	$3,746	$3,505	$3,985	$4,315	$3,305	$3,572	$4,216	$3,790	$3,776

Fixed Income Markets	5,304	3,693	3,587	2,500	4,177	3,130	2,475	1,920	4,965	3,016	3,824	2,893
Equity Markets	1,189	582	1,032	769	1,058	731	248	198	876	511	476	418
Securities Services	467	492	484	556	523	557	580	509	516	483	478	466
Other	(375)	(121)	(358)	(394)	(456)	(364)	(65)	(21)	(502)	(219)	(377)	(103)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$6,585	$4,646	$4,745	$3,431	$5,302	$4,054	$3,238	$2,606	$5,855	$3,791	$4,401	$3,674

Total ICG (Ex-CVA/DVA) (1)	$10,228	$8,241	$8,075	$7,177	$8,807	$8,039	$7,553	$5,911	$9,427	$8,007	$8,191	$7,450

CVA/DVA {excluded as applicable in lines above}	285	255	99	(1,038)	(229)	147	1,888	(74)	(1,376)	198	(799)	(510)
Total Revenues, net of Interest Expense	$10,513	$8,496	$8,174	$6,139	$8,578	$8,186	$9,441	$5,837	$8,051	$8,205	$7,392	$6,940

Taxable-equivalent adjustments (3)	$188	$174	$177	$168	$185	$181	$226	$201	$212	$225	$292	$212

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$10,416	$8,415	$8,252	$7,345	$8,992	$8,220	$7,779	$6,112	$9,639	$8,232	$8,483	$7,662

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$203	$215	$167	$266	$175	$193	$318	$263	$726	$688	$715	$851	$949
Equity Underwriting	250	302	197	310	299	397	298	252	1,019	758	731	1,059	1,246
Debt Underwriting	714	640	579	571	579	749	633	551	2,541	2,288	2,660	2,504	2,512
Total Investment Banking	1,167	1,157	943	1,147	1,053	1,339	1,249	1,066	4,286	3,734	4,106	4,414	4,707
Treasury and Trade Solutions	1,901	1,981	1,923	1,915	1,921	1,980	1,934	1,932	7,074	7,461	7,959	7,720	7,767
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	336	406	380	396	416	456	444	433	923	1,170	1,585	1,518	1,749
Private Bank	630	647	616	601	670	658	664	668	2,097	2,225	2,402	2,494	2,660
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,034	$4,191	$3,862	$4,059	$4,060	$4,433	$4,291	$4,099	$14,380	$14,590	$16,052	$16,146	$16,883

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	(24)	23	(147)	(139)	(17)	(44)	91	86	(66)	520	(698)	(287)	116
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,010	$4,214	$3,715	$3,920	$4,043	$4,389	$4,382	$4,185	$14,314	$15,110	$15,354	$15,859	$16,999

Fixed Income Markets	4,756	3,525	2,875	2,469	3,929	3,080	3,064	2,075	15,084	11,702	14,698	13,625	12,148
Equity Markets	778	884	670	483	882	659	763	470	3,572	2,235	2,281	2,815	2,774
Securities Services	492	526	480	476	485	521	534	508	1,999	2,169	1,943	1,974	2,048
Other	(203)	(84)	(145)	(174)	(178)	(215)	(91)	(90)	(1,248)	(906)	(1,201)	(606)	(574)
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$5,823	$4,851	$3,880	$3,254	$5,118	$4,045	$4,270	$2,963	$19,407	$15,200	$17,721	$17,808	$16,396

Total ICG (Ex-CVA/DVA) (1)	$9,833	$9,065	$7,595	$7,174	$9,161	$8,434	$8,652	$7,148	$33,721	$30,310	$33,075	$33,667	$33,395

CVA/DVA {excluded as applicable in lines above}	(310)	462	(332)	(165)	(7)	(32)	(316)	12	(399)	1,732	(2,487)	(345)	(343)
Total Revenues, net of Interest Expense	$9,523	$9,527	$7,263	$7,009	$9,154	$8,402	$8,336	$7,160	$33,322	$32,042	$30,588	$33,322	$33,052

Taxable-equivalent adjustments (3)	$202	$222	$238	$185	$169	$169	$170	$171	$707	$793	$941	$847	$679

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$10,035	$9,287	$7,833	$7,359	$9,330	$8,603	$8,822	$7,319	$34,428	$31,103	$34,016	$34,514	$34,074

(1)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2)    Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)    Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$213	$223	$149	$68	$(24)	$(89)	$(89)	$13	$(45)	$(124)	$(197)	$(209)
Non-Interest Revenue	105	414	421	48	(62)	340	426	394	571	(108)	274	187
Total Revenues, Net of Interest Expense	318	637	570	116	(86)	251	337	407	526	(232)	77	(22)
Total Operating Expenses	225	102	207	513	458	428	337	325	553	344	528	867
Net Credit Losses	(1)	(1)	1	1	1	—	1	1	1	1	(1)	(1)
Credit Reserve Build / (Release)	4	—	—	(2)	(1)	—	(1)	(1)	(1)	—	—	—
Provision for Benefits and Claims	—	1	(1)	—	1	—	(1)	1	—	(1)	—	—
Provision for Unfunded Lending Commitments	(2)	—	(1)	—	—	—	1	(1)	—	—	—	1
Provisions for Loan Losses and for Benefits and Claims	1	—	(1)	(1)	1	—	—	—	—	—	(1)	—
Income from Continuing Operations before Taxes	92	535	364	(396)	(545)	(177)	—	82	(27)	(576)	(450)	(889)
Income Taxes	(4)	259	147	(275)	(170)	(159)	(71)	(15)	109	(333)	(575)	(221)
Income from Continuing Operations	96	276	217	(121)	(375)	(18)	71	97	(136)	(243)	125	(668)
Income (Loss) from Discontinued Operations, net of taxes (2)	207	10	(346)	113	32	50	—	(14)	12	7	8	(85)
Noncontrolling Interests	—	—	(51)	3	—	—	(41)	14	63	9	8	5
Net Income (Loss)	$303	$286	$(78)	$(11)	$(343)	$32	$112	$69	$(187)	$(245)	$125	$(758)
EOP Assets (in billions of dollars)	$30	$27	$27	$28	$32	$37	$42	$39	$46	$43	$48	$43
Average Assets (in billions of dollars)	$40	$39	$29	$33	$35	$34	$39	$42	$40	$42	$45	$50

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$(146)	$(137)	$(195)	$(132)	$(35)	$(45)	$(63)	$(81)	$653	$(189)	$(575)	$(610)	$(224)
Non-Interest Revenue	196	307	305	124	258	134	145	(12)	988	1,098	924	932	525
Total Revenues, Net of Interest Expense	50	170	110	(8)	223	89	82	(93)	1,641	909	349	322	301
Total Operating Expenses	347	296	211	198	402	636	1,722	3,260	1,047	1,548	2,292	1,052	6,020
Net Credit Losses	—	—	—	—	—	—	—	—	—	3	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	2	(3)	(1)	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	1	(1)	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	(3)	—	1	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	(1)	1	(1)	—	—
Income from Continuing Operations before Taxes	(297)	(126)	(101)	(206)	(179)	(547)	(1,640)	(3,353)	595	(640)	(1,942)	(730)	(5,719)
Income Taxes	(157)	69	(160)	32	209	(163)	(103)	(287)	127	(415)	(1,020)	(216)	(344)
Income from Continuing Operations	(140)	(195)	59	(238)	(388)	(384)	(1,537)	(3,066)	468	(225)	(922)	(514)	(5,375)
Income (Loss) from Discontinued Operations, net of taxes (2)	(33)	30	92	181	37	(22)	(16)	(1)	(16)	68	(58)	270	(2)
Noncontrolling Interests	30	6	22	26	10	25	4	5	(48)	(27)	85	84	44
Net Income (Loss)	$(203)	$(171)	$129	$(83)	$(361)	$(431)	$(1,557)	$(3,072)	$500	$(130)	$(1,065)	$(328)	$(5,421)
EOP Assets (in billions of dollars)	$48	$49	$51	$50	$51	$55	$53	$50
Average Assets (in billions of dollars)	$49	$45	$54	$58	$48	$56	$63	$64	$35	$38	$44	$52	$58

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

(2)         See footnote 1 on page 2 for components of Discontinued operations.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

NORTH AMERICA (1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$6,297	$6,071	$5,669	$5,621	$5,494	$5,371	$5,518	$5,407	$5,346	$5,371	$5,596	$5,694
Non-Interest Revenue	3,634	2,704	2,662	1,203	2,419	2,383	2,715	1,102	1,921	2,423	1,898	1,742
Total Revenues, Net of Interest Expense	9,931	8,775	8,331	6,824	7,913	7,754	8,233	6,509	7,267	7,794	7,494	7,436
Total Operating Expenses	4,016	4,116	3,877	4,080	4,322	4,396	4,288	4,629	4,344	4,445	4,310	4,637
Net Credit Losses	3,690	3,497	3,419	2,961	2,525	2,253	1,894	1,818	1,548	1,564	1,371	1,269
Credit Reserve Build / (Release)	(28)	(272)	(317)	(750)	(1,273)	(1,229)	(871)	(828)	(812)	(839)	(575)	(293)
Provision Unfunded Lending Commitments	(1)	(20)	(5)	1	9	—	58	36	(17)	19	(15)	44
Provision for Benefits and Claims	17	14	12	14	17	14	18	13	14	19	18	18
Provisions for Credit Losses and for Benefits and Claims	3,678	3,219	3,109	2,226	1,278	1,038	1,099	1,039	733	763	799	1,038
Income from Continuing Operations before Taxes	2,237	1,440	1,345	518	2,313	2,320	2,846	841	2,190	2,586	2,385	1,761
Income Taxes	752	395	312	140	836	742	963	280	663	828	700	514
Income from Continuing Operations	1,485	1,045	1,033	378	1,477	1,578	1,883	561	1,527	1,758	1,685	1,247
Noncontrolling Interests	5	1	14	33	(8)	(7)	(17)	3	32	10	(6)	8
Net Income	$1,480	$1,044	$1,019	$345	$1,485	$1,585	$1,900	$558	$1,495	$1,748	$1,691	$1,239
Average Assets (in billions of dollars)	$764	$781	$755	$769	$786	$791	$777	$776	$787	$804	$819	$815
Return on Average Assets	0.79%	0.54%	0.54%	0.18%	0.77%	0.80%	0.97%	0.29%	0.76%	0.87%	0.82%	0.60%
Efficiency Ratio	40%	47%	47%	60%	55%	57%	52%	71%	60%	57%	58%	62%

Revenue by Business
Retail Banking	$1,284	$1,328	$1,379	$1,356	$1,193	$1,257	$1,287	$1,396	$1,634	$1,654	$1,744	$1,671
Citi-Branded Cards	2,554	2,405	2,404	2,244	2,182	2,151	2,170	2,139	2,048	1,990	2,089	2,115
Citi Retail Services	1,792	1,704	1,645	1,538	1,539	1,512	1,614	1,602	1,491	1,464	1,541	1,533
Global Consumer Banking	5,630	5,437	5,428	5,138	4,914	4,920	5,071	5,137	5,173	5,108	5,374	5,319
Institutional Clients Group	4,301	3,338	2,903	1,686	2,999	2,834	3,162	1,372	2,094	2,686	2,120	2,117
Total	$9,931	$8,775	$8,331	$6,824	$7,913	$7,754	$8,233	$6,509	$7,267	$7,794	$7,494	$7,436

CVA/DVA {included as applicable in businesses above}	169	260	63	(542)	(64)	180	982	(52)	(629)	99	(346)	(262)
Total Revenues - Excluding CVA/DVA (2)	$9,762	$8,515	$8,268	$7,366	$7,977	$7,574	$7,251	$6,561	$7,896	$7,695	$7,840	$7,698

Income (loss) from Continuing Operations by Business
Retail Banking	$150	$191	$192	$178	$71	$82	$105	$148	$308	$310	$315	$208
Citi-Branded Cards	(152)	(154)	(29)	218	452	570	551	476	584	405	547	453
Citi Retail Services	(163)	—	283	59	361	405	394	265	365	418	374	283
Global Consumer Banking	(165)	37	446	455	884	1,057	1,050	889	1,257	1,133	1,236	944
Institutional Clients Group	1,650	1,008	587	(77)	593	521	833	(328)	270	625	449	303
Total	$1,485	$1,045	$1,033	$378	$1,477	$1,578	$1,883	$561	$1,527	$1,758	$1,685	$1,247

CVA/DVA {included as applicable in businesses above}	104	165	37	(334)	(40)	112	609	(28)	(390)	63	(216)	(162)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,381	$880	$996	$712	$1,517	$1,466	$1,274	$589	$1,917	$1,695	$1,901	$1,409

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$5,536	$5,444	$5,580	$5,797	$5,655	$5,616	$5,916	$6,046	$23,658	$21,790	$22,007	$22,357	$23,233
Non-Interest Revenue	3,137	2,883	1,558	1,310	2,696	2,325	2,299	1,507	10,203	8,619	7,984	8,888	8,827
Total Revenues, Net of Interest Expense	8,673	8,327	7,138	7,107	8,351	7,941	8,215	7,553	33,861	30,409	29,991	31,245	32,060
Total Operating Expenses	4,315	4,234	4,168	4,283	4,259	4,039	4,313	4,267	16,089	17,635	17,736	17,000	16,878
Net Credit Losses	1,268	1,207	1,122	1,113	1,094	1,085	1,013	1,023	13,567	8,490	5,752	4,710	4,215
Credit Reserve Build / (Release)	(422)	(331)	(328)	(71)	(318)	(490)	(316)	(87)	(1,367)	(4,201)	(2,519)	(1,152)	(1,211)
Provision Unfunded Lending Commitments	3	(19)	94	(30)	(14)	(19)	(23)	(81)	(25)	103	31	48	(137)
Provision for Benefits and Claims	14	12	16	17	7	11	12	10	57	62	69	59	40
Provisions for Credit Losses and for Benefits and Claims	863	869	904	1,029	769	587	686	865	12,232	4,454	3,333	3,665	2,907
Income from Continuing Operations before Taxes	3,495	3,224	2,066	1,795	3,323	3,315	3,216	2,421	5,540	8,320	8,922	10,580	12,275
Income Taxes	1,180	1,128	628	522	1,000	1,145	1,113	629	1,599	2,821	2,705	3,458	3,887
Income from Continuing Operations	2,315	2,096	1,438	1,273	2,323	2,170	2,103	1,792	3,941	5,499	6,217	7,122	8,388
Noncontrolling Interests	17	(2)	3	6	4	(5)	23	14	53	(29)	44	24	36
Net Income	$2,298	$2,098	$1,435	$1,267	$2,319	$2,175	$2,080	$1,778	$3,888	$5,528	$6,173	$7,098	$8,352
Average Assets (in billions of dollars)	$801	$818	$820	$841	$852	$841	$871	$894	$767	$781	$806	$820	$864
Return on Average Assets	1.16%	1.03%	0.69%	0.60%	1.10%	1.04%	0.95%	0.79%	0.51%	0.71%	0.77%	0.87%	0.97%
Efficiency Ratio	50%	51%	58%	60%	51%	51%	53%	56%	48%	58%	59%	54%	53%

Revenue by Business
Retail Banking	$1,576	$1,596	$1,127	$1,090	$1,144	$1,177	$1,232	$1,364	$5,347	$5,133	$6,703	$5,389	$4,917
Citi-Branded Cards	2,028	1,980	2,089	2,123	2,021	2,029	2,118	2,122	9,607	8,642	8,242	8,220	8,290
Citi Retail Services	1,511	1,483	1,528	1,667	1,625	1,581	1,646	1,610	6,679	6,267	6,029	6,189	6,462
Global Consumer Banking	5,115	5,059	4,744	4,880	4,790	4,787	4,996	5,096	21,633	20,042	20,974	19,798	19,669
Institutional Clients Group	3,558	3,268	2,394	2,227	3,561	3,154	3,219	2,457	12,228	10,367	9,017	11,447	12,391
Total	$8,673	$8,327	$7,138	$7,107	$8,351	$7,941	$8,215	$7,553	$33,861	$30,409	$29,991	$31,245	$32,060

CVA/DVA {included as applicable in businesses above}	(102)	92	(140)	(113)	(1)	(30)	17	64	(50)	1,046	(1,138)	(263)	50
Total Revenues - Excluding CVA/DVA (2)	$8,775	$8,235	$7,278	$7,220	$8,352	$7,971	$8,198	$7,489	$33,911	$29,363	$31,129	$31,508	$32,010

Income (loss) from Continuing Operations by Business
Retail Banking	$215	$260	$(35)	$(24)	$18	$90	$107	$140	$711	$406	$1,141	$416	$355
Citi-Branded Cards	431	439	548	527	564	555	636	636	(117)	2,049	1,989	1,945	2,391
Citi Retail Services	430	387	383	357	436	429	440	361	179	1,425	1,440	1,557	1,666
Global Consumer Banking	1,076	1,086	896	860	1,018	1,074	1,183	1,137	773	3,880	4,570	3,918	4,412
Institutional Clients Group	1,239	1,010	542	413	1,305	1,096	920	655	3,168	1,619	1,647	3,204	3,976
Total	$2,315	$2,096	$1,438	$1,273	$2,323	$2,170	$2,103	$1,792	$3,941	$5,499	$6,217	$7,122	$8,388

CVA/DVA {included as applicable in businesses above}	(62)	57	(88)	(68)	(1)	(18)	10	39	(28)	653	(705)	(161)	30
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$2,377	$2,039	$1,526	$1,341	$2,324	$2,188	$2,093	$1,753	$3,969	$4,846	$6,922	$7,283	$8,358

(1)      Regional results do not include Corporate/Other. See page 18 for Corporate/Other results.

(2)      Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

EMEA (1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$1,095	$1,127	$1,140	$1,145	$1,111	$1,010	$1,109	$1,107	$1,257	$1,143	$1,219	$1,268
Non-Interest Revenue	2,592	1,800	1,714	848	2,123	1,853	2,385	1,246	1,910	1,682	1,464	1,271
Total Revenues, Net of Interest Expense	3,687	2,927	2,854	1,993	3,234	2,863	3,494	2,353	3,167	2,825	2,683	2,539
Total Operating Expenses	1,779	2,052	1,812	1,828	1,879	1,993	1,960	2,000	1,954	1,863	1,855	2,081
Net Credit Losses	97	80	67	112	81	60	76	104	46	16	46	68
Credit Reserve Build / (Release)	(177)	(164)	(145)	(41)	(271)	(102)	(24)	(164)	78	(37)	(44)	93
Provision Unfunded Lending Commitments	(6)	(5)	6	(1)	(5)	(5)	(4)	12	5	7	(10)	6
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	(86)	(89)	(72)	70	(195)	(47)	48	(48)	129	(14)	(8)	167
Income from Continuing Operations before Taxes	1,994	964	1,114	95	1,550	917	1,486	401	1,084	976	836	291
Income Taxes	667	265	318	(116)	482	282	482	(22)	291	290	226	(99)
Income from Continuing Operations	1,327	699	796	211	1,068	635	1,004	423	793	686	610	390
Noncontrolling Interests	20	17	17	17	21	17	22	22	28	22	23	16
Net Income	$1,307	$682	$779	$194	$1,047	$618	$982	$401	$765	$664	$587	$374
Average Assets (in billions of dollars)	$333	$293	$310	$319	$315	$352	$350	$337	$334	$335	$319	$328
Return on Average Assets	1.59%	0.93%	1.00%	0.24%	1.35%	0.70%	1.11%	0.47%	0.92%	0.80%	0.73%	0.45%
Efficiency Ratio	48%	70%	63%	92%	58%	70%	56%	85%	62%	66%	69%	82%

Revenue by Business
Retail Banking	$205	$191	$166	$207	$217	$207	$188	$176	$195	$190	$199	$206
Citi-Branded Cards	141	130	123	125	138	134	124	112	120	117	123	125
Global Consumer Banking	346	321	289	332	355	341	312	288	315	307	322	331
Institutional Clients Group	3,341	2,606	2,565	1,661	2,879	2,522	3,182	2,065	2,852	2,518	2,361	2,208
Total	$3,687	$2,927	$2,854	$1,993	$3,234	$2,863	$3,494	$2,353	$3,167	$2,825	$2,683	$2,539

CVA/DVA {included as applicable in businesses above}	15	(57)	18	(466)	(141)	(56)	684	(18)	(601)	2	(342)	(156)
Total Revenues - Excluding CVA/DVA (2)	$3,672	$2,984	$2,836	$2,459	$3,375	$2,919	$2,810	$2,371	$3,768	$2,823	$3,025	$2,695

Income (loss) from Continuing Operations by Business
Retail Banking	$(3)	$7	$(22)	$(18)	$15	$(2)	$(16)	$(16)	$(20)	$(6)	$(12)	$(39)
Citi-Branded Cards	28	37	33	20	36	32	18	11	7	16	13	(4)
Global Consumer Banking	25	44	11	2	51	30	2	(5)	(13)	10	1	(43)
Institutional Clients Group	1,302	655	785	209	1,017	605	1,002	428	806	676	609	433
Total	$1,327	$699	$796	$211	$1,068	$635	$1,004	$423	$793	$686	$610	$390

CVA/DVA {included as applicable in businesses above}	9	(36)	11	(288)	(87)	(35)	425	(10)	(373)	1	(214)	(97)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,318	$735	$785	$499	$1,155	$670	$579	$433	$1,166	$685	$824	$487

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$1,125	$1,174	$1,026	$1,024	$1,005	$1,063	$1,033	$1,046	$4,507	$4,337	$4,887	$4,349	$4,147
Non-Interest Revenue	1,929	2,214	1,413	1,300	2,063	1,674	1,516	1,252	6,954	7,607	6,327	6,856	6,505
Total Revenues, Net of Interest Expense	3,054	3,388	2,439	2,324	3,068	2,737	2,549	2,298	11,461	11,944	11,214	11,205	10,652
Total Operating Expenses	1,921	1,860	1,838	1,810	1,904	1,861	1,875	1,948	7,471	7,832	7,753	7,429	7,588
Net Credit Losses	39	23	39	34	9	22	23	15	356	321	176	135	69
Credit Reserve Build / (Release)	84	(61)	34	(107)	(44)	(41)	(84)	35	(527)	(561)	90	(50)	(134)
Provision Unfunded Lending Commitments	1	(1)	(18)	—	(4)	(4)	(2)	1	(6)	(2)	8	(18)	(9)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	124	(39)	55	(73)	(39)	(23)	(63)	51	(177)	(242)	274	67	(74)
Income from Continuing Operations before Taxes	1,009	1,567	546	587	1,203	899	737	299	4,167	4,354	3,187	3,709	3,138
Income Taxes	346	526	145	178	399	317	262	96	1,134	1,224	708	1,195	1,074
Income from Continuing Operations	663	1,041	401	409	804	582	475	203	3,033	3,130	2,479	2,514	2,064
Noncontrolling Interests	36	30	18	12	26	27	25	18	71	82	89	96	96
Net Income	$627	$1,011	$383	$397	$778	$555	$450	$185	$2,962	$3,048	$2,390	$2,418	$1,968
Average Assets (in billions of dollars)	$335	$347	$328	$333	$343	$356	$330	$335	$314	$339	$329	$336	$341
Return on Average Assets	0.76%	1.17%	0.46%	0.47%	0.92%	0.63%	0.54%	0.22%	0.94%	0.90%	0.73%	0.72%	0.58%
Efficiency Ratio	63%	55%	75%	78%	62%	68%	74%	85%	65%	66%	69%	66%	71%

Revenue by Business
Retail Banking	$191	$192	$197	$198	$194	$201	$190	$175	$769	$788	$790	$778	$760
Citi-Branded Cards	121	118	107	106	103	106	107	85	519	508	485	452	401
Global Consumer Banking	312	310	304	304	297	307	297	260	$1,288	$1,296	$1,275	1,230	1,161
Institutional Clients Group	2,742	3,078	2,135	2,020	2,771	2,430	2,252	2,038	10,173	10,648	9,939	9,975	9,491
Total	$3,054	$3,388	$2,439	$2,324	$3,068	$2,737	$2,549	$2,298	$11,461	$11,944	$11,214	$11,205	$10,652

CVA/DVA {included as applicable in businesses above}	(185)	342	(181)	(21)	19	15	(277)	(31)	(490)	469	(1,097)	(45)	(274)
Total Revenues - Excluding CVA/DVA (2)	$3,239	$3,046	$2,620	$2,345	$3,049	$2,722	$2,826	$2,329	11,951	11,475	12,311	$11,250	$10,926

Income (loss) from Continuing Operations by Business
Retail Banking	$(10)	$2	$—	$(14)	$(4)	$8	$(7)	$(4)	$(36)	$(19)	$(77)	$(22)	$(7)
Citi-Branded Cards	6	21	14	12	16	4	5	(16)	118	97	32	53	9
Global Consumer Banking	(4)	23	14	(2)	12	12	(2)	(20)	$82	$78	$(45)	$31	$2
Institutional Clients Group	667	1,018	387	411	792	570	477	223	2,951	3,052	2,524	2,483	2,062
Total	$663	$1,041	$401	$409	$804	$582	$475	$203	$3,033	$3,130	$2,479	$2,514	$2,064

CVA/DVA {included as applicable in businesses above}	(115)	210	(112)	(13)	12	9	(170)	(19)	(304)	293	(683)	(30)	(168)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$778	$831	$513	$422	$792	$573	$645	$222	$3,337	$2,837	$3,162	$2,544	$2,232

(1) Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

LATIN AMERICA (1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$1,899	$1,885	$1,947	$2,078	$2,051	$2,157	$2,083	$2,037	$2,046	$2,016	$2,093	$2,178
Non-Interest Revenue	764	776	911	939	836	948	842	868	1,133	1,080	1,145	1,054
Total Revenues, Net of Interest Expense	2,663	2,661	2,858	3,017	2,887	3,105	2,925	2,905	3,179	3,096	3,238	3,232
Total Operating Expenses	1,331	1,466	1,472	1,575	1,550	1,677	1,673	1,627	1,587	1,562	1,619	1,892
Net Credit Losses	400	372	342	351	300	292	290	300	310	321	331	404
Credit Reserve Build / (Release)	(142)	(220)	(300)	(165)	(231)	(27)	15	53	94	93	58	46
Provision Unfunded Lending Commitments	—	—	—	—	—	—	(9)	—	—	—	—	—
Provision for Benefits and Claims	36	22	32	37	38	22	38	32	35	21	36	36
Provisions for Credit Losses and for Benefits and Claims	294	174	74	223	107	287	334	385	439	435	425	486
Income from Continuing Operations before Taxes	1,038	1,021	1,312	1,219	1,230	1,141	918	893	1,153	1,099	1,194	854
Income Taxes	315	266	403	304	360	314	251	210	334	322	357	117
Income from Continuing Operations	723	755	909	915	870	827	667	683	819	777	837	737
Noncontrolling Interests	(5)	1	(2)	—	(3)	1	—	1	—	(3)	—	(3)
Net Income	$728	$754	$911	$915	$873	$826	$667	$682	$819	$780	$837	$740
Average Assets (in billions of dollars)	$142	$146	$147	$156	$169	$173	$166	$159	$164	$162	$166	$172
Return on Average Assets	2.13%	2.12%	2.52%	2.39%	2.15%	1.97%	1.64%	1.75%	2.06%	1.98%	2.05%	1.75%
Efficiency Ratio	50%	55%	52%	52%	54%	54%	57%	56%	50%	50%	50%	59%

Revenue by Business
Retail Banking	$1,155	$1,193	$1,256	$1,303	$1,309	$1,381	$1,362	$1,317	$1,402	$1,331	$1,396	$1,436
Citi-Branded Cards	575	570	596	596	605	635	631	629	605	583	614	668
Global Consumer Banking	1,730	1,763	1,852	1,899	1,914	2,016	1,993	1,946	2,007	1,914	2,010	2,104
Institutional Clients Group	933	898	1,006	1,118	973	1,089	932	959	1,172	1,182	1,228	1,128
Total	$2,663	$2,661	$2,858	$3,017	$2,887	$3,105	$2,925	$2,905	$3,179	$3,096	$3,238	$3,232

CVA/DVA {included as applicable in businesses above}	43	(49)	9	50	7	10	9	19	(5)	2	(3)	(15)
Total Revenues - Excluding CVA/DVA (2)	$2,620	$2,710	$2,849	$2,967	$2,880	$3,095	$2,916	$2,886	$3,184	$3,094	$3,241	$3,247

Income from Continuing Operations by Business
Retail Banking	$215	$232	$250	$223	$286	$240	$165	$210	$192	$223	$209	$223
Citi-Branded Cards	109	185	232	196	163	155	152	161	133	67	127	121
Global Consumer Banking	324	417	482	419	449	395	317	371	325	290	336	344
Institutional Clients Group	399	338	427	496	421	432	350	312	494	487	501	393
Total	$723	$755	$909	$915	$870	$827	$667	$683	$819	$777	$837	$737

CVA/DVA {included as applicable in businesses above}	26	(31)	5	31	4	6	6	10	(3)	1	(2)	(9)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$697	$786	$904	$884	$866	$821	$661	$673	$822	$776	$839	$746

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$2,114	$2,220	$2,152	$2,199	$2,097	$2,128	$2,182	$2,170	$7,809	$8,328	$8,333	$8,685	$8,577
Non-Interest Revenue	1,235	1,150	1,030	1,168	1,087	1,157	1,004	870	3,390	3,494	4,412	4,583	4,118
Total Revenues, Net of Interest Expense	3,349	3,370	3,182	3,367	3,184	3,285	3,186	3,040	11,199	11,822	12,745	13,268	12,695
Total Operating Expenses	1,719	1,731	1,656	2,114	1,660	1,736	1,765	1,733	5,844	6,527	6,660	7,220	6,894
Net Credit Losses	401	399	411	420	582	448	477	613	1,465	1,182	1,366	1,631	2,120
Credit Reserve Build / (Release)	56	49	149	61	53	168	70	(63)	(827)	(190)	291	315	228
Provision Unfunded Lending Commitments	—	—	20	9	(1)	1	(1)	10	—	(9)	—	29	9
Provision for Benefits and Claims	39	23	22	24	34	15	26	29	127	130	128	108	104
Provisions for Credit Losses and for Benefits and Claims	496	471	602	514	668	632	572	589	765	1,113	1,785	2,083	2,461
Income from Continuing Operations before Taxes	1,134	1,168	924	739	856	917	849	718	4,590	4,182	4,300	3,965	3,340
Income Taxes	331	324	256	180	225	215	226	182	1,288	1,135	1,130	1,091	848
Income from Continuing Operations	803	844	668	559	631	702	623	536	3,302	3,047	3,170	2,874	2,492
Noncontrolling Interests	1	—	1	1	2	2	2	—	(6)	(1)	(6)	3	6
Net Income	$802	$844	$667	$558	$629	$700	$621	$536	$3,308	$3,048	$3,176	$2,871	$2,486
Average Assets (in billions of dollars)	$180	$181	$173	$174	$173	$174	$168	$161	$148	$167	166	$177	$169
Return on Average Assets	1.85%	1.87%	1.53%	1.27%	1.47%	1.61%	1.47%	1.32%	2.29%	1.87%	1.96%	1.63%	1.47%
Efficiency Ratio	51%	51%	52%	63%	52%	53%	55%	57%	52%	55%	52%	54%	54%

Revenue by Business
Retail Banking	$1,470	$1,469	$1,408	$1,484	$1,420	$1,431	$1,452	$1,375	$4,907	$5,369	$5,565	$5,831	$5,678
Citi-Branded Cards	656	678	679	732	663	705	720	694	2,337	2,500	2,470	2,745	2,782
Global Consumer Banking	2,126	2,147	2,087	2,216	2,083	2,136	2,172	2,069	$7,244	$7,869	$8,035	$8,576	$8,460
Institutional Clients Group	1,223	1,223	1,095	1,151	1,101	1,149	1,014	971	3,955	3,953	4,710	4,692	4,235
Total	$3,349	$3,370	$3,182	$3,367	$3,184	$3,285	$3,186	$3,040	$11,199	$11,822	$12,745	$13,268	$12,695

CVA/DVA {included as applicable in businesses above}	(9)	23	(7)	4	(2)	(9)	(23)	(11)	53	45	(21)	11	(45)
Total Revenues - Excluding CVA/DVA (2)	$3,358	$3,347	$3,189	$3,363	$3,186	$3,294	$3,209	$3,051	11,146	11,777	12,766	$13,257	$12,740

Income from Continuing Operations by Business
Retail Banking	$229	$195	$124	$214	$204	$206	$189	$141	$920	$901	$847	$762	$740
Citi-Branded Cards	103	123	119	144	87	69	140	122	722	631	448	489	418
Global Consumer Banking	332	318	243	358	291	275	329	263	$1,642	$1,532	$1,295	$1,251	$1,158
Institutional Clients Group	471	526	425	201	340	427	294	273	1,660	1,515	1,875	1,623	1,334
Total	$803	$844	$668	$559	$631	$702	$623	$536	$3,302	$3,047	$3,170	$2,874	$2,492

CVA/DVA {included as applicable in businesses above}	(6)	14	(4)	2	(1)	(6)	(14)	(7)	31	26	(13)	6	(28)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$809	$830	$672	$557	$632	$708	$637	$543	$3,271	$3,021	$3,183	$2,868	$2,520

(1)  Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

ASIA (1)

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Net Interest Revenue	$1,788	$1,827	$1,824	$1,910	$1,916	$2,132	$2,150	$2,113	$2,086	$2,031	$2,008	$2,039
Non-Interest Revenue	1,673	1,384	1,414	1,393	1,420	1,344	1,779	1,055	1,573	1,470	1,385	1,170
Total Revenues, Net of Interest Expense	3,461	3,211	3,238	3,303	3,336	3,476	3,929	3,168	3,659	3,501	3,393	3,209
Total Operating Expenses	1,695	1,721	1,917	2,035	2,010	2,119	2,019	2,092	2,053	2,013	2,059	2,106
Net Credit Losses	251	226	215	204	189	203	211	172	175	201	286	212
Credit Reserve Build / (Release)	(1)	(136)	(137)	(67)	(15)	(29)	(57)	94	40	27	(94)	(27)
Provision for Unfunded Lending Commitments	—	(1)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	250	89	78	137	174	174	154	266	215	228	192	185
Income from Continuing Operations before Taxes	1,516	1,401	1,243	1,131	1,152	1,183	1,756	810	1,391	1,260	1,142	918
Income Taxes	346	357	352	206	283	295	465	198	369	367	296	265
Income from Continuing Operations	1,170	1,044	891	925	869	888	1,291	612	1,022	893	846	653
Noncontrolling Interests	1	1	1	1	1	1	1	1	1	1	—	1
Net Income	$1,169	$1,043	$890	$924	$868	$887	$1,290	$611	$1,021	$892	$846	$652
Average Assets (in billions of dollars)	$235	$285	$299	$312	$311	$323	$336	$326	$327	$333	$335	$331
Return on Average Assets	2.02%	1.47%	1.18%	1.17%	1.13%	1.10%	1.52%	0.74%	1.26%	1.08%	1.00%	0.78%
Efficiency Ratio	49%	54%	59%	62%	60%	61%	51%	66%	56%	57%	61%	66%

Revenue by Business
Retail Banking	$949	$976	$969	$1,015	$977	$1,072	$1,099	$1,048	$1,065	$1,007	$1,039	$1,022
Citi-Branded Cards	574	581	569	614	632	663	665	679	661	675	671	700
Global Consumer Banking	1,523	1,557	1,538	1,629	1,609	1,735	1,764	1,727	1,726	1,682	1,710	1,722
Institutional Clients Group	1,938	1,654	1,700	1,674	1,727	1,741	2,165	1,441	1,933	1,819	1,683	1,487
Total	$3,461	$3,211	$3,238	$3,303	$3,336	$3,476	$3,929	$3,168	$3,659	$3,501	$3,393	$3,209

CVA/DVA {included as applicable in businesses above}	58	101	9	(80)	(31)	13	213	(23)	(141)	95	(108)	(77)
Total Revenues - Excluding CVA/DVA (2)	$3,403	$3,110	$3,229	$3,383	$3,367	$3,463	$3,716	$3,191	$3,800	$3,406	$3,501	$3,286

Income from Continuing Operations by Business
Retail Banking	$284	$303	$273	$285	$237	$263	$330	$274	$289	$237	$246	$177
Citi-Branded Cards	107	157	134	146	155	147	159	148	162	173	167	176
Global Consumer Banking	391	460	407	431	392	410	489	422	451	410	413	353
Institutional Clients Group	779	584	484	494	477	478	802	190	571	483	433	300
Total	$1,170	$1,044	$891	$925	$869	$888	$1,291	$612	$1,022	$893	$846	$653

CVA/DVA {included as applicable in businesses above}	35	64	5	(49)	(19)	8	132	(12)	(88)	61	(67)	(48)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,135	$980	$886	$974	$888	$880	$1,159	$624	$1,110	$832	$913	$701

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Net Interest Revenue	$1,949	$1,907	$1,882	$1,926	$1,861	$1,947	$2,000	$1,861	$7,349	$8,311	$8,164	$7,664	$7,669
Non-Interest Revenue	1,771	1,779	1,388	1,307	1,534	1,436	1,587	1,436	5,864	5,598	5,598	6,245	5,993
Total Revenues, Net of Interest Expense	3,720	3,686	3,270	3,233	3,395	3,383	3,587	3,297	13,213	13,909	13,762	13,909	13,662
Total Operating Expenses	1,975	1,973	1,934	1,915	1,906	2,227	1,934	1,915	7,368	8,240	8,231	7,797	7,982
Net Credit Losses	186	182	174	181	181	192	179	180	896	775	874	723	732
Credit Reserve Build / (Release)	(31)	51	44	12	9	(35)	(57)	(38)	(341)	(7)	(54)	76	(121)
Provision for Unfunded Lending Commitments	14	10	12	(5)	(4)	(6)	(1)	(4)	(1)	—	—	31	(15)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	169	243	230	188	186	151	121	138	554	768	820	830	596
Income from Continuing Operations before Taxes	1,576	1,470	1,106	1,130	1,303	1,005	1,532	1,244	5,291	4,901	4,711	5,282	5,084
Income Taxes	535	508	371	377	439	330	496	410	1,261	1,241	1,297	1,791	1,675
Income from Continuing Operations	1,041	962	735	753	864	675	1,036	834	4,030	3,660	3,414	3,491	3,409
Noncontrolling Interests	1	1	1	1	1	1	1	1	4	4	3	4	4
Net Income	$1,040	$961	$734	$752	$863	$674	$1,035	$833	$4,026	$3,656	$3,411	$3,487	$3,405
Average Assets (in billions of dollars)	$330	$328	$322	$325	$320	$328	$320	$314	$283	$324	332	$326	$321
Return on Average Assets	1.28%	1.18%	0.90%	0.92%	1.09%	0.82%	1.28%	1.05%	1.42%	1.13%	1.03%	1.07%	1.06%
Efficiency Ratio	53%	54%	59%	59%	56%	66%	54%	58%	56%	59%	60%	56%	58%

Revenue by Business
Retail Banking	$1,050	$1,041	$962	$940	$1,031	$1,036	$1,062	$977	$3,909	$4,196	$4,133	$3,993	$4,106
Citi-Branded Cards	670	687	669	682	643	678	674	626	2,338	2,639	2,707	2,708	2,621
Global Consumer Banking	1,720	1,728	1,631	1,622	1,674	1,714	1,736	1,603	$6,247	$6,835	$6,840	6,701	6,727
Institutional Clients Group	2,000	1,958	1,639	1,611	1,721	1,669	1,851	1,694	6,966	7,074	6,922	7,208	6,935
Total	$3,720	$3,686	$3,270	$3,233	$3,395	$3,383	$3,587	$3,297	$13,213	$13,909	$13,762	$13,909	$13,662

CVA/DVA {included as applicable in businesses above}	(14)	5	(4)	(35)	(23)	(8)	(33)	(10)	88	172	(231)	(48)	(74)
Total Revenues - Excluding CVA/DVA (2)	$3,734	$3,681	$3,274	$3,268	$3,418	$3,391	$3,620	$3,307	13,125	13,737	13,993	$13,957	$13,736

Income from Continuing Operations by Business
Retail Banking	$231	$197	$168	$145	$208	$53	$247	$191	$1,145	$1,104	$949	$741	$699
Citi-Branded Cards	142	171	166	156	145	149	137	117	544	609	678	635	548
Global Consumer Banking	373	368	334	301	353	202	384	308	$1,689	$1,713	$1,627	1,376	1,247
Institutional Clients Group	668	594	401	452	511	473	652	526	2,341	1,947	1,787	2,115	2,162
Total	$1,041	$962	$735	$753	$864	$675	$1,036	$834	$4,030	$3,660	$3,414	$3,491	$3,409

CVA/DVA {included as applicable in businesses above}	(9)	3	(2)	(21)	(15)	(5)	(20)	(6)	55	109	(142)	(29)	(46)
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,050	$959	$737	$774	$879	$680	$1,056	$840	$3,975	$3,551	$3,556	$3,520	$3,455

(1)    Regional results do not include Corporate/Other. See page 18 for Corporate/Other results.

(2)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

INCOME STATEMENT AND BALANCE SHEET DATA

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
Revenues
Net interest revenue	$2,997	$2,628	$2,232	$1,706	$1,388	$1,382	$1,124	$1,178	$1,026	$906	$992	$946
Non-interest revenue	2,305	1,134	531	1,238	875	1,626	572	497	436	599	(4,138)	702
Total revenues, net of interest expense	5,302	3,762	2,763	2,944	2,263	3,008	1,696	1,675	1,462	1,505	(3,146)	1,648

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	3,885	3,734	3,556	3,164	3,099	2,241	1,948	1,628	1,778	1,388	1,864	1,033
Credit Reserve Build / (Release) (2) (3)	319	(647)	(1,072)	(1,202)	(1,591)	(593)	(546)	(659)	(548)	(260)	(806)	34
Provision for loan losses	4,204	3,087	2,484	1,962	1,508	1,648	1,402	969	1,230	1,128	1,058	1,067
Provision for Benefits and Claims	234	176	184	187	204	183	204	188	180	175	171	165
Provision for unfunded lending commitments	(26)	(45)	26	(37)	21	(8)	(3)	(51)	(26)	(19)	(16)	5
Total provisions for credit losses and for benefits and claims	4,412	3,218	2,694	2,112	1,733	1,823	1,603	1,106	1,384	1,284	1,213	1,237

Total operating expenses (2)	2,361	2,291	2,094	2,259	1,903	2,132	1,980	2,383	1,724	1,766	1,724	2,150

Income (Loss) from Continuing Operations before Income Taxes	(1,471)	(1,747)	(2,025)	(1,427)	(1,373)	(947)	(1,887)	(1,814)	(1,646)	(1,545)	(6,083)	(1,739)
Provision (benefits) for income taxes	(923)	(631)	(740)	(468)	(483)	(374)	(700)	(429)	(637)	(622)	(2,491)	(673)

Income (Loss) from Continuing Operations	(548)	(1,116)	(1,285)	(959)	(890)	(573)	(1,187)	(1,385)	(1,009)	(923)	(3,592)	(1,066)

Noncontrolling Interests	11	8	80	108	61	50	7	1	2	1	—	1
Citi Holding’s Net Income (Loss)	$(559)	$(1,124)	$(1,365)	$(1,067)	$(951)	$(623)	$(1,194)	$(1,386)	$(1,011)	$(924)	$(3,592)	$(1,067)
Average Assets (in billions of dollars)	$499	$473	$439	$393	$338	$309	$296	$271	$260	$240	$225	$209
Return on Average Assets	(0.45)%	(0.95)%	(1.23)%	(1.08)%	(1.14)%	(0.81)%	(1.60)%	(2.03)%	(1.56)%	(1.55)%	(6.35)%	(2.03)%
Efficiency Ratio	45%	61%	76%	77%	84%	71%	117%	142%	118%	117%	-55%	130%

Balance Sheet Data (in billions):

Total EOP Assets	$488	$451	$410	$347	$329	$300	$282	$260	$245	$229	$214	$197

Total EOP Loans	$306	$278	$227	$207	$188	$176	$163	$149	$142	$136	$130	$124

Total EOP Deposits	$108	$106	$108	$107	$106	$103	$100	$94	$96	$97	$106	$105

Consumer Net Credit Losses as a % of Average Loans	5.19%	4.93%	5.31%	5.24%	5.46%	4.69%	4.24%	4.30%	5.12%	4.02%	5.76%	3.42%

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
Revenues
Net interest revenue	$1,052	$1,074	$1,066	$1,156	$1,176	$1,237	$1,119	$1,059	$9,563	$5,072	$3,870	$4,348	$4,591
Non-interest revenue	420	577	736	694	809	753	951	745	5,208	3,570	(2,401)	2,427	3,258
Total revenues, net of interest expense	1,472	1,651	1,802	1,850	1,985	1,990	2,070	1,804	14,771	8,642	1,469	6,775	7,849

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	984	797	684	799	573	442	405	417	14,339	8,916	6,063	3,264	1,837
Credit Reserve Build / (Release) (2) (3)	(351)	(489)	(677)	(531)	(346)	(212)	(135)	(214)	(2,602)	(3,389)	(1,580)	(2,048)	(907)
Provision for loan losses	633	308	7	268	227	230	270	203	11,737	5,527	4,483	1,216	930
Provision for Benefits and Claims	178	165	166	154	167	156	167	167	781	779	691	663	657
Provision for unfunded lending commitments	(4)	7	(5)	(8)	(4)	(3)	(3)	—	(82)	(41)	(56)	(10)	(10)
Total provisions for credit losses and for benefits and claims	807	480	168	414	390	383	434	370	12,436	6,265	5,118	1,869	1,577

Total operating expenses (2)	2,011	2,055	1,872	1,972	2,018	5,022	1,346	1,303	9,005	8,398	7,364	7,910	9,689

Income (Loss) from Continuing Operations before Income Taxes	(1,346)	(884)	(238)	(536)	(423)	(3,415)	290	131	(6,670)	(6,021)	(11,013)	(3,004)	(3,417)
Provision (benefits) for income taxes	(560)	(330)	(138)	(105)	(141)	77	74	47	(2,762)	(1,986)	(4,423)	(1,133)	57

Income (Loss) from Continuing Operations	(786)	(554)	(100)	(431)	(282)	(3,492)	216	84	(3,908)	(4,035)	(6,590)	(1,871)	(3,474)

Noncontrolling Interests	5	1	6	4	2	—	4	—	207	119	4	16	6
Citi Holding’s Net Income (Loss)	$(791)	$(555)	$(106)	$(435)	$(284)	$(3,492)	$212	$84	$(4,115)	$(4,154)	$(6,594)	$(1,887)	$(3,480)
Average Assets (in billions of dollars)	$192	$180	$163	$157	$152	$148	$143	$132	$451	$304	$234	$173	$144
Return on Average Assets	(1.67)%	(1.24)%	(0.26)%	(1.10)%	(0.76)%	(9.46)%	0.59%	0.25%	(0.91)%	(1.37)%	(2.82)%	(1.09)%	(2.42)%
Efficiency Ratio	137%	124%	104%	107%	102%	252%	65%	72%	61%	97%	501%	117%	123%

Balance Sheet Data (in billions):

Total EOP Assets	$187	$169	$161	$154	$151	$148	$137	$129	$347	$260	$197	$154	$129

Total EOP Loans	$115	$108	$104	$100	$97	$90	$85	$79	$207	$149	$124	$100	$79

Total EOP Deposits	$100	$99	$77	$69	$62	$52	$45	$17	$107	$94	$105	$69	$17

Consumer Net Credit Losses as a % of Average Loans	3.33%	2.90%	2.48%	3.21%	2.35%	1.88%	1.91%	1.86%	5.15%	4.69%	4.60%	2.98%	2.01%

(1)    The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(2)    The second quarter of 2014 results include the impact of a $3.8 billion charge ($3.7 billion after-tax) to settle claims related to legacy residential mortgage-backed securities (RMBS) and collateralized debt obilgations (CDOs) issued, structured or underwritten by Citigroup between 2003 and 2008. For additional information, please see Citigroup’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2014. The charge consisted of $3.7 billion in legal expenses and a $55 million loan loss reserve build.

(3)    The fourth quarter of 2013, first quarter of 2014, second quarter of 2014, third quarter of 2014 and fourth quarter of 2014 include $60 million, $32 million, $0 million, $77 million and $8 million, respectively, of builds related to gains / (losses) on loan sales.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

CONSUMER KEY INDICATORS - Page 1

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014
CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	822	819	818	783	772	770	678	662	647	601	588	300	299	292	276	267	247	226	157	153

Average Loans (in billions) (1)	$38.0	$34.0	$33.0	$31.6	$24.0	$25.5	$24.2	$22.7	$18.9	$17.8	$17.3	$16.4	$15.1	$14.0	$13.6	$13.5	$12.9	$12.8	$12.7	$8.8

EOP Loans (1):
Real Estate Lending	$8.5	$7.9	$7.9	$7.5	$7.3	$6.5	$6.4	$6.1	$6.0	$5.6	$5.6	$5.2	$4.7	$4.4	$4.2	$4.1	$3.7	$3.7	$2.6	$2.4
Cards	10.8	10.3	10.8	10.7	7.7	7.8	7.6	7.0	6.7	6.8	6.8	6.6	6.1	6.2	6.3	6.4	6.2	6.2	3.7	3.6
Commercial Markets	1.8	1.8	1.8	1.8	1.7	1.6	1.4	1.3	1.2	1.2	1.1	0.8	0.8	0.8	0.8	0.7	0.8	0.8	0.8	0.8
Personal and Other	14.7	12.4	12.2	10.1	6.5	8.3	7.6	4.9	4.4	4.0	3.7	3.2	2.7	2.4	2.5	2.4	2.3	(0.2)	2.0	1.2
EOP Loans (in billions of dollars)	$35.8	$32.4	$32.7	$30.1	$23.2	$24.2	$23.0	$19.3	$18.3	$17.6	$17.2	$15.8	$14.3	$13.8	$13.8	$13.6	$13.0	$10.5	$9.1	$8.0
Net Interest Revenue	$833	$745	$749	$487	$349	$612	$513	$569	$572	$424	$441	$393	$367	$400	$332	$335	$300	$333	$246	$195
As a % of Average Loans	8.89%	8.79%	9.00%	6.11%	5.90%	9.63%	8.41%	9.94%	12.17%	9.58%	10.14%	9.53%	9.86%	11.46%	9.69%	9.85%	9.43%	10.43%	7.68%	8.79%
Net Credit Losses	$714	$584	$539	$471	$422	$362	$303	$309	$214	$212	$179	$150	$139	$79	$95	$98	$86	$83	$64	$28
As a % of Average Loans	7.62%	6.89%	6.48%	5.91%	7.13%	5.69%	4.97%	5.40%	4.55%	4.79%	4.12%	3.64%	3.73%	2.26%	2.77%	2.88%	2.70%	2.60%	2.00%	1.26%
Loans 90+ Days Past Due	$1,146	$900	$875	$809	$712	$665	$597	$538	$538	$471	$479	$453	$370	$346	$282	$263	$266	$238	$111	$110
As a % of EOP Loans	3.20%	2.78%	2.68%	2.69%	3.07%	2.75%	2.60%	2.79%	2.94%	2.68%	2.78%	2.87%	2.59%	2.51%	2.04%	1.93%	2.05%	2.27%	1.22%	1.38%
Loans 30-89 Days Past Due	$1,362	$1,206	$1,240	$1,097	$1,062	$961	$884	$704	$708	$639	$627	$587	$468	$431	$361	$366	$349	$330	$178	$168
As a % of EOP Loans	3.80%	3.72%	3.79%	3.64%	4.58%	3.97%	3.84%	3.65%	3.87%	3.63%	3.65%	3.72%	3.27%	3.12%	2.62%	2.69%	2.68%	3.14%	1.96%	2.10%

Consumer - North America (1)

Branches (actual)	2,250	2,218	1,841	1,837	1,835	1,816	1,794	1,729	1,720	1,592	1,582	1,564	1,501	1,493	1,483	1,471	1,459	1,458	1,455	1,424

Average Loans (in billions of dollars)	$241.7	$232.3	$180.8	$164.7	$156.5	$147.6	$139.0	$129.4	$122.1	$117.1	$112.7	$107.7	$103.4	$97.0	$90.6	$86.8	$83.8	$80.8	$77.1	$73.9

EOP Loans (in billions of dollars)	$237.1	$218.8	$171.4	$159.6	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3	$82.3	$78.5	$74.9	$70.8
Net Interest Revenue	$1,797	$1,587	$1,333	$1,039	$1,014	$937	$874	$738	$668	$661	$701	$689	$757	$747	$779	$819	$862	$859	$860	$860
As a % of Average Loans	3.02%	2.74%	2.93%	2.50%	2.63%	2.55%	2.49%	2.26%	2.20%	2.27%	2.47%	2.55%	2.97%	3.09%	3.41%	3.74%	4.17%	4.26%	4.43%	4.62%
Net Credit Losses	$2,867	$2,686	$2,325	$2,121	$2,006	$1,660	$1,440	$1,341	$1,582	$1,136	$1,703	$916	$835	$724	$556	$713	$474	$356	$369	$359
As a % of Average Loans	4.81%	4.64%	5.10%	5.11%	5.20%	4.51%	4.11%	4.11%	5.21%	3.90%	6.01%	3.38%	3.28%	2.99%	2.43%	3.26%	2.29%	1.77%	1.90%	1.93%
Loans 90+ Days Past Due (2)	$13,918	$12,037	$9,591	$8,137	$6,763	$5,518	$5,311	$5,427	$5,220	$4,991	$4,608	$4,266	$3,427	$2,992	$2,792	$2,594	$2,545	$2,470	$2,093	$1,963
As a % of EOP Loans	6.18%	5.82%	6.01%	5.44%	4.81%	4.18%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.80%	3.57%	3.46%	3.33%	3.38%	3.37%	2.99%	2.94%
Loans 30-89 Days Past Due (2)	$9,279	$8,535	$7,756	$7,085	$5,460	$5,381	$5,318	$4,649	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,661	$2,524	$2,103	$2,174	$1,978	$1,663
As a % of EOP Loans	4.12%	4.13%	4.86%	4.74%	3.89%	4.07%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%	2.79%	2.97%	2.83%	2.49%

(1) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2) See footnote 1 on page 25.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS

CONSUMER KEY INDICATORS - Page 2

(In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$83.8	$80.7	$74.6	$69.8	$66.0	$62.6	$59.6	$56.8	$54.8	$52.7	$50.8	$48.4	$46.3	$42.6	$38.1	$36.3	$35.0	$33.3	$30.9	$29.1
CFNA (CitiFinancial - North America)	14.1	13.8	13.4	13.1	12.9	12.6	12.3	12.0	11.8	11.5	11.2	10.8	10.5	10.2	9.8	9.2	8.8	8.6	8.3	7.9
Residential First	97.9	94.5	88.0	82.9	78.9	75.2	71.9	68.8	66.6	64.2	62.0	59.2	56.8	52.8	47.9	45.5	43.8	41.9	39.2	37.0
Home Equity	53.1	51.1	49.4	46.8	45.3	43.4	42.1	40.8	39.5	37.9	36.6	34.9	33.5	32.0	30.6	29.3	28.2	27.4	26.4	25.3
Average Loans (in billions of dollars)	$151.0	$145.6	$137.4	$129.7	$124.2	$118.6	$114.0	$109.6	$106.1	$102.1	$98.6	$94.1	$90.3	$84.8	$78.5	$74.8	$72.0	$69.3	$65.6	$62.3

CMI	$82.1	$76.5	$71.8	$67.1	$63.3	$60.8	$57.5	$55.6	$53.4	$51.3	$48.9	$47.2	$43.3	$38.8	$37.1	$35.6	$34.5	$31.6	$29.4	$26.9
CFNA	14.0	13.5	13.2	13.0	12.7	12.4	12.1	11.9	11.6	11.3	11.0	10.5	10.2	9.8	9.4	9.0	8.7	8.4	8.1	7.5
Residential First	96.1	90.0	85.0	80.1	76.0	73.2	69.6	67.5	65.0	62.6	59.9	57.7	53.5	48.6	46.5	44.6	43.2	40.0	37.5	34.4
Home Equity	52.0	50.1	47.9	45.9	44.4	42.8	41.3	40.0	38.6	37.2	35.4	34.1	32.6	31.2	29.8	28.7	27.7	26.9	25.9	24.9
EOP Loans (in billions of dollars)	$148.1	$140.1	$132.9	$126.0	$120.4	$116.0	$110.9	$107.5	$103.6	$99.8	$95.3	$91.8	$86.1	$79.8	$76.3	$73.3	$70.9	$66.9	$63.4	$59.3

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$341.4	$327.6	$307.7	$259.9	$244.4	$234.8	$207.2	$195.1	$182.3	$168.4	$155.1	$142.9	$128.8	$116.7	$106.4	$100.1	$88.4	$69.9	$56.0	$47.4
Net Servicing & Gain/(Loss) on Sale	$69.5	$180.7	$80.8	$172.2	$53.4	$(20.3)	$86.4	$118.1	$77.3	$(124.2)	$81.3	$77.6	$78.8	$98.7	$25.1	$53.5	$27.2	$34.6	$81.5	$96.8
Net Interest Revenue on Loans	$571	$458	$438	$409	$437	$373	$312	$258	$269	$280	$305	$283	$320	$295	$316	$342	$354	$333	$311	$305
As a % of Avg. Loans	1.53%	1.26%	1.26%	1.25%	1.43%	1.26%	1.09%	0.93%	1.02%	1.10%	1.23%	1.20%	1.44%	1.40%	1.60%	1.81%	1.99%	1.93%	1.88%	1.94%

CMI (1)	$681	$592	$485	$396	$456	$337	$328	$299	$623	$294	$461	$215	$188	$152	$81	$111	$95	$1	$54	$26
CFNA	71	99	103	103	98	124	109	113	122	132	161	152	130	127	130	186	95	90	83	91
Residential First	$752	$691	$588	$499	$554	$461	$437	$412	$745	$426	$622	$367	$318	$279	$211	$297	$190	$91	$137	$117
Home Equity	951	857	795	771	713	627	542	533	561	448	863	355	312	274	212	269	140	114	98	87
Net Credit Losses (NCLs) (4)	$1,703	$1,548	$1,383	$1,270	$1,267	$1,088	$979	$945	$1,306	$874	$1,485	$722	$630	$553	$423	$566	$330	$205	$235	$204
As a % of Avg. Loans	4.57%	4.26%	3.99%	3.88%	4.14%	3.68%	3.41%	3.42%	4.95%	3.44%	5.99%	3.05%	2.83%	2.62%	2.14%	3.00%	1.86%	1.19%	1.42%	1.30%

CMI	$8,704	$7,066	$6,000	$4,637	$3,621	$3,027	$2,818	$2,996	$2,942	$2,855	$2,544	$2,340	$1,684	$1,418	$1,336	$1,250	$1,228	$1,197	$802	$642
CFNA	809	825	841	855	827	797	876	935	936	919	895	774	770	688	592	522	539	546	543	543
Residential First	9,513	7,891	6,841	5,492	4,448	3,824	3,694	3,931	3,878	3,774	3,439	3,114	2,454	2,106	1,928	1,772	1,767	1,743	1,345	1,185
Home Equity	1,391	1,365	1,340	1,308	1,180	1,034	1,011	1,004	903	863	833	822	722	678	641	582	542	517	503	500
Loans 90+ Days Past Due (2) (3)	$10,904	$9,256	$8,181	$6,800	$5,628	$4,858	$4,705	$4,935	$4,781	$4,637	$4,272	$3,936	$3,176	$2,784	$2,569	$2,354	$2,309	$2,260	$1,848	$1,685
As a % of EOP Loans	8.01%	7.23%	6.76%	5.87%	5.09%	4.57%	4.64%	5.02%	5.05%	5.08%	4.92%	4.71%	4.08%	3.87%	3.73%	3.57%	3.61%	3.66%	3.16%	3.05%

CMI	$4,571	$4,144	$4,113	$3,758	$2,960	$3,038	$3,071	$2,951	$2,659	$2,718	$2,890	$2,494	$2,094	$1,874	$1,686	$1,580	$1,283	$1,340	$1,125	$831
CFNA	332	392	408	425	335	406	419	436	365	416	436	417	317	338	329	304	294	302	300	292
Residential First	4,903	4,536	4,521	4,183	3,295	3,444	3,490	3,387	3,024	3,134	3,326	2,911	2,411	2,212	2,015	1,884	1,577	1,642	1,425	1,123
Home Equity	1,411	1,233	1,248	1,190	968	897	906	861	744	725	689	630	517	483	427	422	350	336	334	324
Loans 30-89 Days Past Due (2) (3)	$6,314	$5,769	$5,769	$5,373	$4,263	$4,341	$4,396	$4,248	$3,768	$3,859	$4,015	$3,541	$2,928	$2,695	$2,442	$2,306	$1,927	$1,978	$1,759	$1,447
As a % of EOP Loans	4.64%	4.50%	4.77%	4.64%	3.85%	4.08%	4.33%	4.32%	3.98%	4.23%	4.62%	4.24%	3.76%	3.74%	3.55%	3.49%	3.02%	3.21%	3.01%	2.62%

North America Personal Loans
Average Loans (in billions of dollars)	$14.4	$13.5	$12.9	$12.6	$12.1	$11.6	$11.3	$11.0	$10.7	$10.3	$10.2	$10.0	$9.7	$9.0	$9.2	$9.2	$9.2	$9.1	$9.2	$9.3
EOP Loans (in billions of dollars)	$14.0	$13.2	$12.8	$12.4	$11.7	$11.5	$11.1	$10.9	$10.4	$10.2	$10.1	$10.0	$9.0	$9.0	$9.3	$9.3	$9.0	$9.2	$9.3	$9.4
Net Interest Revenue on Loans	$603	$555	$538	$536	$509	$519	$522	$517	$499	$488	$499	$500	$511	$520	$518	$516	$511	$516	$531	$532
As a % of Avg. Loans	16.98%	16.49%	16.55%	16.88%	17.06%	17.95%	18.33%	18.65%	18.76%	19.06%	19.46%	19.89%	21.36%	23.17%	22.34%	22.25%	22.53%	22.74%	22.90%	22.70%
Net Credit Losses	$379	$425	$360	$348	$383	$314	$246	$236	$226	$208	$183	$172	$186	$157	$127	$134	$140	$143	$129	$154
As a % of Avg. Loans	10.67%	12.63%	11.07%	10.96%	12.84%	10.86%	8.64%	8.51%	8.50%	8.12%	7.14%	6.84%	7.78%	7.00%	5.48%	5.78%	6.17%	6.30%	5.56%	6.57%
Loans 90+ Days Past Due	$512	$428	$475	$536	$440	$349	$351	$354	$320	$266	$283	$290	$218	$181	$199	$221	$218	$194	$227	$264
As a % of EOP Loans	3.66%	3.24%	3.71%	4.32%	3.76%	3.03%	3.16%	3.25%	3.08%	2.61%	2.80%	2.90%	2.42%	2.01%	2.14%	2.38%	2.42%	2.11%	2.44%	2.81%
Loans 30-89 Days Past Due	$325	$342	$403	$334	$243	$251	$247	$239	$179	$200	$206	$204	$125	$139	$159	$161	$125	$155	$178	$180
As a % of EOP Loans	2.32%	2.59%	3.15%	2.69%	2.08%	2.18%	2.23%	2.19%	1.72%	1.96%	2.04%	2.04%	1.39%	1.54%	1.71%	1.73%	1.39%	1.68%	1.91%	1.91%

(1)              The second quarter of 2014 NCLs for CMI Residential First Mortgages includes a $58 million recovery.

(2)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $3.3 billion and ($6.4 billion), $3.0 billion and ($6.1 billion), $2.8 billion and ($5.2 billion), $2.6 billion and ($5.0 billion) and $2.2 billion and ($4.0 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.1 billion and ($6.4 billion), $0.9 billion and ($6.1 billion), $0.7 billion and ($5.2 billion), $0.7 billion and ($5.0 billion) and $0.5 billion and ($4.0 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

(3)              The December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $0.9 billion, $17 million, $15 million and $14 million, respectively, of loans that are carried at fair value.

(4)              The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2013	2014	2014	2013	2014	2014	2013		2014		2014
Assets:
Deposits with Banks	$173,378	$159,432	$150,534	$263	$235	$222	0.60%		0.58%		0.59%
Fed Funds Sold and Resale Agreements (6)	257,696	248,074	250,770	559	567	613	0.86%		0.91%		0.97%
Trading Account Assets (7)	239,213	237,842	232,367	1,517	1,515	1,489	2.52%		2.53%		2.54%
Investments	308,264	327,790	331,036	1,831	1,911	1,892	2.36%		2.31%		2.27%
Total Loans (net of Unearned Income) (8)	659,346	659,102	650,819	11,554	11,193	11,053	6.95%		6.74%		6.74%
Other Interest-Earning Assets	30,357	43,703	44,816	110	215	115	1.44%		1.95%		1.02%
Total Average Interest-Earning Assets	$1,668,254	$1,675,943	$1,660,342	$15,834	$15,636	$15,384	3.77%		3.70%		3.68%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$763,475	$753,583	$738,612	$1,210	$1,183	$1,085	0.63%		0.62%		0.58%
Deposit Insurance and FDIC Assessment	—	—	—	277	234	272
Total Deposits	763,475	753,583	738,612	1,487	1,417	1,357	0.77%		0.75%		0.73%
Fed Funds Purchased and Repurchase Agreements (6)	216,084	182,209	187,434	539	411	422	0.99%		0.89%		0.89%
Trading Account Liabilities (7)	66,001	75,402	72,055	38	38	41	0.23%		0.20%		0.23%
Short-Term Borrowings	115,246	124,993	118,033	136	141	140	0.47%		0.45%		0.47%
Long-Term Debt (9)	198,976	204,000	201,678	1,537	1,318	1,199	3.06%		2.56%		2.36%
Total Average Interest-Bearing Liabilities	$1,359,782	$1,340,187	$1,317,812	$3,737	$3,325	$3,159	1.09%		0.98%		0.95%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,359,782	$1,340,187	$1,317,812	$3,460	$3,091	$2,887	1.01%		0.92%		0.87%

Net Interest Revenue as a% of Average Interest-Earning Assets (NIM)				$12,097	$12,311	$12,225	2.88%		2.91%		2.92%

NIR as a% of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,374	$12,545	$12,497	2.94%		2.97%		2.99%

4Q14 Increase (Decrease) From							4	bps	1	bps

4Q14 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							5	bps	2	bps

(1)   Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $127 million for the fourth quarter of 2013,$124 million for the third quarter of 2014 and $125 million for the fourth quarter of 2014.

(2)   Citigroup average balances and interest rates include both domestic and international operations.

(3)   Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)   Average rate % is calculated as annualized interest over average volumes.

(5)   Not Used.

(6)   Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)   Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)   Nonperforming loans are included in the average loan balances.

(9)   Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued operations.

DEPOSITS

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Citicorp Deposits by Business

Global Consumer Banking
North America	$147.1	$145.4	$144.7	$145.5	$145.8	$144.4	$147.8	$149.2	$153.5	$153.2	$156.8	$165.2	$166.8	$165.9	$168.6	$170.2	$172.6	$170.6	$171.7	$171.4
Latin America	37.2	37.5	38.4	42.8	45.5	45.6	40.5	41.8	43.0	42.9	44.5	45.8	46.2	43.7	44.5	45.3	46.1	46.3	44.0	43.7
Asia (1) (2)	89.5	86.2	93.1	93.1	95.1	97.1	92.7	93.4	95.6	96.6	97.1	95.5	93.6	88.3	88.0	89.3	90.9	93.1	90.5	89.2
Total	$273.8	$269.1	$276.2	$281.4	$286.4	$287.1	$281.0	$284.4	$292.1	$292.7	$298.4	$306.5	$306.6	$297.9	$301.1	$304.8	$309.6	$310.0	$306.2	$304.3

ICG
North America	$107.9	$115.7	$113.7	$117.7	$121.5	$127.6	$133.1	$150.2	$163.1	$157.7	$148.3	$143.9	$147.4	$152.0	$167.7	$178.5	$179.9	$176.1	$176.6	$193.1
EMEA	147.7	141.3	153.4	143.7	159.4	150.3	145.6	149.3	156.3	159.4	174.1	170.6	171.7	173.0	181.1	185.1	184.9	186.4	179.6	164.5
Latin America	42.6	39.0	45.8	46.8	47.8	50.1	49.6	51.0	51.6	50.2	60.3	55.8	57.8	57.3	62.8	59.9	65.2	64.6	62.3	56.3
Asia	136.0	130.3	143.8	142.5	140.6	143.7	137.8	133.9	144.7	151.9	155.7	148.0	142.4	145.2	148.9	145.6	138.6	144.8	144.4	141.5
Total	$434.2	$426.3	$456.7	$450.7	$469.3	$471.7	$466.1	$484.4	$515.7	$519.2	$538.4	$518.3	$519.3	$527.5	$560.5	$569.1	$568.6	$571.9	$562.9	$555.4

Corporate/Other	$12.0	$12.5	$9.2	$5.7	$4.5	$4.7	$4.0	$3.5	$2.5	$5.8	$1.8	$1.2	$8.0	$14.4	$17.2	$25.9	$26.1	$31.4	$29.0	$22.8

Total Citicorp	$720.0	$707.9	$742.1	$737.8	$760.2	$763.5	$751.1	$772.3	$810.3	$817.7	$838.6	$826.0	$833.9	$839.8	$878.8	$899.8	$904.3	$913.3	$898.1	$882.5

Total Citi Holdings	$107.9	$106.1	$108.0	$107.2	$105.7	$102.8	$100.2	$93.6	$95.7	$96.6	$106.0	$104.6	$99.9	$98.6	$76.7	$68.5	$62.0	$52.4	$44.6	$16.8

Total Citigroup Deposits - EOP	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.5	$968.3	$966.3	$965.7	$942.7	$899.3

Total Citigroup Deposits - Average	$825.2	$819.3	$837.0	$848.9	$853.0	$868.1	$860.5	$857.0	$869.1	$893.4	$921.2	$928.9	$920.4	$924.5	$922.1	$956.4	$957.4	$959.5	$954.2	$938.7

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$827.9	$814.0	$850.1	$845.0	$865.9	$866.3	$851.3	$865.9	$906.0	$914.3	$944.6	$930.6	$933.8	$938.4	$955.5	$968.3	$966.3	$965.7	$942.7	$899.3
Impact of FX Translation (3)	(34.0)	(20.1)	(43.3)	(44.3)	(54.1)	(58.4)	(35.8)	(31.3)	(42.1)	(31.8)	(41.0)	(40.5)	(34.3)	(24.7)	(30.7)	(29.8)	(28.6)	(32.1)	(15.8)	—
Total Citigroup EOP Deposits - Ex-FX (4)	$793.9	$793.9	$806.8	$800.7	$811.8	$807.9	$815.5	$834.6	$863.9	$882.5	$903.6	$890.1	$899.5	$913.7	$924.8	$938.5	$937.7	$933.6	$926.9	$899.3

(1)      Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(2)      See footnote 4 on page 1.

(3)      Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(4)      Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1

CITICORP

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Citicorp:
Global Consumer Banking

North America
Credit Cards	$121.9	$120.2	$118.7	$121.0	$111.9	$113.3	$113.0	$117.1	$109.4	$109.3	$108.8	$111.5	$104.6	$105.3	$111.8	$116.8	$109.1	$110.4	$109.5	$114.0
Retail Banking	31.5	30.2	29.4	30.7	33.0	34.5	36.5	38.9	40.6	40.9	41.5	42.7	43.1	41.7	43.2	44.1	45.0	46.2	47.5	46.8
Total	$153.4	$150.4	$148.1	$151.7	$144.9	$147.8	$149.5	$156.0	$150.0	$150.2	$150.3	$154.2	$147.7	$147.0	$155.0	$160.9	$154.1	$156.6	$157.0	$160.8

Latin America
Credit Cards	$10.2	$10.2	$11.0	$11.7	$11.8	$12.6	$11.4	$12.1	$12.8	$12.3	$12.7	$13.3	$13.3	$10.0	$10.2	$10.4	$10.2	$10.1	$9.8	$9.3
Retail Banking	16.6	17.0	18.1	18.9	20.6	22.2	20.5	22.5	24.7	24.4	26.0	26.7	28.7	28.0	27.6	28.8	28.7	29.2	28.2	26.2
Total	$26.8	$27.2	$29.1	$30.6	$32.4	$34.8	$31.9	$34.6	$37.5	$36.7	$38.7	$40.0	$42.0	$38.0	$37.8	$39.2	$38.9	$39.3	$38.0	$35.5

Asia (1)
Credit Cards	$17.6	$17.2	$18.6	$19.7	$19.6	$20.3	$19.0	$19.8	$19.8	$19.7	$20.2	$20.8	$20.0	$19.5	$18.8	$19.4	$18.8	$19.6	$18.8	$18.6
Retail Banking	56.7	56.4	60.6	62.9	66.3	68.9	66.9	68.4	70.4	69.4	71.4	72.0	72.0	71.4	73.4	74.9	77.1	79.5	78.2	76.2
Total	$74.3	$73.6	$79.2	$82.6	$85.9	$89.2	$85.9	$88.2	$90.2	$89.1	$91.6	$92.8	$92.0	$90.9	$92.2	$94.3	$95.9	$99.1	$97.0	$94.8

Total Consumer Loans
Credit Cards	$149.7	$147.6	$148.3	$152.4	$143.3	$146.2	$143.4	$149.0	$142.0	$141.3	$141.7	$145.6	$137.9	$134.8	$140.8	$146.6	$138.1	$140.1	$138.1	$141.9
Retail Banking	104.8	103.6	108.1	112.5	119.9	125.6	123.9	129.8	135.7	134.7	138.9	141.4	143.8	141.1	144.2	147.8	150.8	154.9	153.9	149.2
Total Consumer	$254.5	$251.2	$256.4	$264.9	$263.2	$271.8	$267.3	$278.8	$277.7	$276.0	$280.6	$287.0	$281.7	$275.9	$285.0	$294.4	$288.9	$295.0	$292.0	$291.1

Total Corporate Loans
North America	$67.2	$67.1	$66.4	$65.8	$66.9	$68.9	$69.6	$77.4	$78.2	$86.8	$91.6	$90.5	$92.0	$99.1	$103.0	$105.8	$107.3	$108.9	$114.5	$117.7
EMEA	37.1	37.2	41.7	40.7	44.7	49.3	48.5	50.1	51.8	56.0	54.8	54.8	55.9	56.6	58.0	58.5	60.4	61.0	57.1	55.9
Latin America	23.4	23.1	24.3	25.8	27.9	30.1	32.2	33.3	34.9	35.5	37.2	38.3	38.4	37.6	39.4	39.8	41.4	41.0	38.8	37.9
Asia	33.2	35.8	38.8	44.9	46.6	51.2	57.0	58.4	63.3	64.6	64.3	61.0	63.0	66.9	68.3	66.6	69.4	71.7	66.6	62.8
Total Corporate Loans	$160.9	$163.2	$171.2	$177.2	$186.1	$199.5	$207.3	$219.2	$228.2	$242.9	$247.9	$244.6	$249.3	$260.2	$268.7	$270.7	$278.5	$282.6	$277.0	$274.3

Total Citicorp	$415.4	$414.4	$427.6	$442.1	$449.3	$471.3	$474.6	$498.0	$505.9	$518.9	$528.5	$531.6	$531.0	$536.1	$553.7	$565.1	$567.4	$577.6	$569.0	$565.4

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$415.4	$414.4	$427.6	$442.1	$449.3	$471.3	$474.6	$498.0	$505.9	$518.9	$528.5	$531.6	$531.0	$536.1	$553.7	$565.1	$567.4	$577.6	$569.0	$565.4
Impact of FX Translation (2)	(14.9)	(9.7)	(17.7)	(20.4)	(24.2)	(28.3)	(15.5)	(14.8)	(20.4)	(15.7)	(22.2)	(22.4)	(21.1)	(13.8)	(15.7)	(15.4)	(15.0)	(17.9)	(9.7)	—
Total Citicorp EOP Loans - Ex-FX (3)	$400.5	$404.7	$409.9	$421.7	$425.1	$443.0	$459.1	$483.2	$485.5	$503.2	$506.3	$509.2	$509.9	$522.3	$538.0	$549.7	$552.4	$559.7	$559.3	$565.4

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)              Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(2)              Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(3)              Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2

CITI HOLDINGS AND TOTAL CITIGROUP

(In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Citi Holdings:

Consumer - North America
Mortgages	148.1	140.1	132.9	126.0	120.4	116.0	110.9	107.5	103.6	99.8	95.3	91.8	86.1	79.8	76.3	73.3	70.9	66.9	63.4	59.3
Personal Loans	14.0	13.2	12.8	12.4	11.7	11.5	11.1	10.9	10.4	10.2	10.1	10.0	9.0	9.0	9.3	9.3	9.0	9.2	9.3	9.4
Other	75.0	65.5	25.7	21.2	18.2	14.3	10.6	5.5	4.9	4.6	3.7	3.3	3.2	2.9	2.7	2.7	2.4	2.4	2.2	2.1
Total	$237.1	$218.8	$171.4	$159.6	$150.3	$141.8	$132.6	$123.9	$118.9	$114.6	$109.1	$105.1	$98.3	$91.7	$88.3	$85.3	$82.3	$78.5	$74.9	$70.8

Consumer - International
Credit Cards	$10.8	$10.3	$10.8	$10.7	$7.7	$7.8	$7.6	$7.0	$6.7	$6.8	$6.8	$6.6	$6.1	$6.2	$6.3	$6.4	$6.2	$6.2	$3.7	$3.6
REL, Personal & Other	25.0	22.1	21.9	19.4	15.5	16.4	15.4	12.3	11.6	10.8	10.4	9.2	8.2	7.6	7.5	7.2	6.8	4.3	5.4	4.4
Total	$35.8	$32.4	$32.7	$30.1	$23.2	$24.2	$23.0	$19.3	$18.3	$17.6	$17.2	$15.8	$14.3	$13.8	$13.8	$13.6	$13.0	$10.5	$9.1	$8.0

Citi Holdings - Other	33.5	26.6	22.6	17.0	14.3	10.2	7.0	6.0	4.9	3.9	3.6	3.0	2.8	2.1	1.8	1.5	1.5	0.9	0.8	0.4

Total Citi Holdings	$306.4	$277.8	$226.7	$206.7	$187.8	$176.2	$162.6	$149.2	$142.1	$136.1	$129.9	$123.9	$115.4	$107.6	$103.9	$100.4	$96.8	$89.9	$84.8	$79.2

Total Citigroup	$721.8	$692.2	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6

Consumer Loans	$529.0	$502.9	$460.6	$455.2	$438.4	$439.9	$424.2	$423.3	$416.1	$409.1	$407.7	$408.7	$395.2	$382.2	$387.9	$393.8	$384.7	$384.3	$376.3	$370.0
Corporate Loans	192.8	189.2	193.7	193.6	198.7	207.6	213.0	223.9	231.9	245.9	250.7	246.8	251.2	261.5	269.7	271.7	279.5	283.2	277.5	274.6
Total Citigroup	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$721.8	$692.1	$654.3	$648.8	$637.1	$647.5	$637.2	$647.2	$648.0	$655.0	$658.4	$655.5	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6
Impact of FX Translation (1)	(20.1)	(12.4)	(22.9)	(25.1)	(29.3)	(33.7)	(19.4)	(18.0)	(23.7)	(18.0)	(24.8)	(24.4)	(22.5)	(14.8)	(17.2)	(16.6)	(16.2)	(19.3)	(10.2)	—
Total Citigroup EOP Loans - Ex-FX (2)	$701.7	$679.7	$631.4	$623.7	$607.8	$613.8	$617.8	$629.2	$624.3	$637.0	$633.6	$631.1	$623.9	$628.9	$640.4	$648.9	$648.0	$648.2	$643.6	$644.6

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)																				EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2014

Citicorp (2)
Total	$5,662	$5,116	$4,721	$4,302	$3,946	$3,570	$3,299	$3,290	$3,232	$2,982	$2,911	$2,973	$2,851	$2,540	$2,594	$2,872	$2,812	$2,704	$2,654	$ 2,566	$ 291.1
Ratio	2.23%	2.04%	1.85%	1.63%	1.51%	1.32%	1.24%	1.19%	1.17%	1.09%	1.04%	1.04%	1.02%	0.92%	0.91%	0.98%	0.98%	0.92%	0.91%	0.88%

Retail Bank (2)
Total	$742	$765	$803	$725	$767	$779	$763	$735	$811	$839	$848	$848	$846	$819	$844	$927	$968	$989	$964	$ 816	$ 149.2
Ratio	0.71%	0.74%	0.75%	0.65%	0.64%	0.62%	0.62%	0.57%	0.60%	0.63%	0.62%	0.61%	0.59%	0.59%	0.59%	0.63%	0.65%	0.64%	0.63%	0.55%
North America (2)	$139	$190	$221	$228	$241	$211	$232	$235	$260	$294	$291	$280	$282	$285	$277	$257	$243	$227	$229	$ 225	$ 46.8
Ratio	0.44%	0.63%	0.77%	0.76%	0.75%	0.63%	0.66%	0.63%	0.66%	0.74%	0.72%	0.68%	0.68%	0.71%	0.66%	0.60%	0.55%	0.50%	0.49%	0.49%
Latin America (3)	$294	$278	$271	$208	$236	$250	$263	$242	$267	$277	$312	$313	$310	$309	$337	$460	$516	$540	$515	$ 397	$ 26.2
Ratio (3)	1.77%	1.64%	1.50%	1.10%	1.15%	1.13%	1.28%	1.08%	1.08%	1.14%	1.20%	1.17%	1.08%	1.10%	1.22%	1.60%	1.80%	1.85%	1.83%	1.52%
Asia (4)	$309	$297	$311	$289	$290	$318	$268	$258	$284	$268	$245	$255	$254	$225	$230	$210	$209	$222	$220	$ 194	$ 76.2
Ratio	0.54%	0.53%	0.51%	0.46%	0.44%	0.46%	0.40%	0.38%	0.40%	0.39%	0.34%	0.35%	0.35%	0.32%	0.31%	0.28%	0.27%	0.28%	0.28%	0.25%

Cards
Total	$4,920	$4,351	$3,918	$3,577	$3,179	$2,791	$2,536	$2,555	$2,421	$2,143	$2,063	$2,125	$2,005	$1,721	$1,750	$1,945	$1,844	$1,715	$1,690	$ 1,750	$ 141.9
Ratio	3.29%	2.95%	2.64%	2.35%	2.22%	1.91%	1.77%	1.71%	1.70%	1.52%	1.46%	1.46%	1.45%	1.28%	1.24%	1.33%	1.34%	1.22%	1.22%	1.23%
North America - Citi-Branded	$2,304	$2,130	$1,807	$1,597	$1,435	$1,214	$1,063	$1,016	$982	$830	$760	$786	$732	$663	$628	$681	$648	$583	$559	$ 593	$ 67.5
Ratio	2.92%	2.71%	2.32%	2.03%	1.93%	1.62%	1.42%	1.32%	1.35%	1.14%	1.05%	1.08%	1.06%	0.96%	0.91%	0.97%	0.97%	0.87%	0.84%	0.88%
North America - Retail Services	$1,883	$1,549	$1,450	$1,352	$1,110	$913	$902	$951	$845	$721	$716	$721	$651	$556	$650	$771	$689	$606	$630	$ 678	$ 46.5
Ratio	4.39%	3.71%	3.55%	3.20%	2.97%	2.38%	2.38%	2.38%	2.30%	1.97%	1.96%	1.87%	1.84%	1.54%	1.51%	1.67%	1.63%	1.41%	1.47%	1.46%
Latin America	$418	$391	$391	$366	$374	$391	$337	$353	$348	$349	$344	$358	$366	$266	$267	$290	$293	$303	$294	$ 284	$ 9.3
Ratio	4.10%	3.83%	3.55%	3.13%	3.17%	3.10%	2.96%	2.92%	2.72%	2.84%	2.71%	2.69%	2.75%	2.66%	2.62%	2.79%	2.87%	3.00%	3.00%	3.05%
Asia (4)	$315	$281	$270	$262	$260	$273	$234	$235	$246	$243	$243	$260	$256	$236	$205	$203	$214	$223	$207	$ 195	$ 18.6
Ratio	1.79%	1.63%	1.45%	1.33%	1.33%	1.34%	1.23%	1.19%	1.24%	1.23%	1.20%	1.25%	1.28%	1.21%	1.09%	1.05%	1.14%	1.14%	1.10%	1.05%

Citi Holdings - Consumer (2) (5)	$15,064	$12,937	$10,466	$8,946	$7,475	$6,183	$5,908	$5,965	$5,758	$5,462	$5,087	$4,719	$3,797	$3,338	$3,074	$2,857	$2,811	$2,708	$2,204	$ 2,073	$ 78.8
Ratio	5.77%	5.41%	5.45%	4.98%	4.57%	3.96%	4.04%	4.45%	4.49%	4.42%	4.31%	4.19%	3.64%	3.42%	3.25%	3.12%	3.18%	3.23%	2.79%	2.77%
International	$1,146	$900	$875	$809	$712	$665	$597	$538	$538	$471	$479	$453	$370	$346	$282	$263	$266	$238	$111	$ 110	$ 8.0
Ratio	3.20%	2.78%	2.68%	2.69%	3.07%	2.75%	2.60%	2.79%	2.94%	2.68%	2.78%	2.87%	2.59%	2.51%	2.04%	1.93%	2.05%	2.27%	1.22%	1.38%
North America (2) (5)	$13,918	$12,037	$9,591	$8,137	$6,763	$5,518	$5,311	$5,427	$5,220	$4,991	$4,608	$4,266	$3,427	$2,992	$2,792	$2,594	$2,545	$2,470	$2,093	$ 1,963	$ 70.8
Ratio	6.18%	5.82%	6.01%	5.44%	4.81%	4.18%	4.31%	4.73%	4.75%	4.71%	4.58%	4.41%	3.80%	3.57%	3.46%	3.33%	3.38%	3.37%	2.99%	2.94%
Other (6)																					$ 0.1

Total Citigroup (2) (5)	$20,726	$18,053	$15,187	$13,248	$11,421	$9,753	$9,207	$9,255	$8,990	$8,444	$7,998	$7,692	$6,648	$5,878	$5,668	$5,729	$5,623	$5,412	$4,858	$ 4,639	$ 370.0
Ratio	4.03%	3.69%	3.40%	3.00%	2.68%	2.28%	2.23%	2.25%	2.22%	2.12%	2.01%	1.93%	1.73%	1.58%	1.50%	1.49%	1.50%	1.43%	1.31%	1.27%

(1)              The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 25.

(3)              See footnote 3 on page 8.

(4)              Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(5)              The December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $0.9 billion, $17 million, $15 million and $14 million, respectively, of loans that are carried at fair value.

(6)              Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)																				EOP Loans
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014	2014

Citicorp (2)
Total	$5,949	$5,325	$5,175	$4,765	$4,397	$4,058	$3,842	$3,870	$3,537	$3,263	$3,348	$3,315	$3,207	$2,791	$3,038	$3,054	$2,860	$2,815	$2,806	$ 2,688	$ 291.1
Ratio	2.34%	2.12%	2.02%	1.80%	1.68%	1.50%	1.44%	1.39%	1.28%	1.19%	1.20%	1.16%	1.14%	1.02%	1.07%	1.04%	0.99%	0.96%	0.96%	0.93%

Retail Bank (2)
Total	$1,161	$1,080	$1,156	$1,038	$1,025	$983	$880	$943	$945	$967	$1,068	$1,021	$1,105	$1,005	$1,028	$970	$925	$965	$912	$ 854	$ 149.2
Ratio	1.11%	1.04%	1.08%	0.93%	0.86%	0.79%	0.72%	0.73%	0.70%	0.72%	0.78%	0.73%	0.77%	0.72%	0.72%	0.66%	0.62%	0.63%	0.60%	0.58%
North America (2)	$238	$235	$243	$212	$185	$209	$218	$213	$183	$215	$230	$223	$226	$217	$209	$205	$177	$203	$213	$ 212	$ 46.8
Ratio	0.76%	0.78%	0.85%	0.71%	0.58%	0.62%	0.62%	0.57%	0.47%	0.54%	0.57%	0.54%	0.54%	0.54%	0.50%	0.48%	0.40%	0.45%	0.46%	0.46%
Latin America	$353	$303	$371	$243	$301	$284	$246	$269	$308	$300	$388	$330	$400	$341	$419	$368	$340	$344	$302	$ 290	$ 26.2
Ratio	2.13%	1.78%	2.05%	1.29%	1.46%	1.28%	1.20%	1.20%	1.25%	1.23%	1.49%	1.24%	1.39%	1.22%	1.52%	1.28%	1.18%	1.18%	1.07%	1.11%
Asia (3)	$570	$542	$542	$583	$539	$490	$416	$461	$454	$452	$450	$468	$479	$447	$400	$397	$408	$418	$397	$ 352	$ 76.2
Ratio	1.01%	0.96%	0.89%	0.93%	0.81%	0.71%	0.62%	0.67%	0.64%	0.65%	0.63%	0.65%	0.67%	0.63%	0.54%	0.53%	0.53%	0.53%	0.51%	0.46%

Cards
Total	$4,788	$4,245	$4,019	$3,727	$3,372	$3,075	$2,962	$2,927	$2,592	$2,296	$2,280	$2,294	$2,102	$1,786	$2,010	$2,084	$1,935	$1,850	$1,894	$ 1,834	$ 141.9
Ratio	3.20%	2.88%	2.71%	2.45%	2.35%	2.10%	2.07%	1.96%	1.83%	1.62%	1.61%	1.58%	1.52%	1.32%	1.43%	1.42%	1.40%	1.32%	1.37%	1.29%
North America - Citi-Branded	$2,144	$1,828	$1,687	$1,540	$1,335	$1,142	$1,106	$1,078	$887	$744	$744	$771	$679	$588	$650	$661	$599	$540	$566	$ 568	$ 67.5
Ratio	2.71%	2.33%	2.17%	1.95%	1.79%	1.52%	1.47%	1.40%	1.22%	1.02%	1.03%	1.06%	0.98%	0.85%	0.94%	0.94%	0.90%	0.80%	0.85%	0.84%
North America - Retail Services	$1,844	$1,665	$1,617	$1,458	$1,277	$1,171	$1,205	$1,178	$995	$852	$823	$789	$685	$615	$799	$830	$725	$683	$729	$ 748	$ 46.5
Ratio	4.30%	3.99%	3.96%	3.45%	3.41%	3.06%	3.18%	2.95%	2.71%	2.33%	2.25%	2.04%	1.94%	1.71%	1.86%	1.79%	1.71%	1.58%	1.70%	1.61%
Latin America	$376	$386	$349	$362	$370	$381	$323	$322	$357	$353	$343	$364	$380	$264	$276	$298	$321	$326	$322	$ 262	$ 9.3
Ratio	3.69%	3.78%	3.17%	3.09%	3.14%	3.02%	2.83%	2.66%	2.79%	2.87%	2.70%	2.74%	2.86%	2.64%	2.71%	2.87%	3.15%	3.23%	3.29%	2.82%
Asia (3)	$424	$366	$366	$367	$390	$381	$328	$349	$353	$347	$370	$370	$358	$319	$285	$295	$290	$301	$277	$ 256	$ 18.6
Ratio	2.41%	2.13%	1.97%	1.86%	1.99%	1.88%	1.73%	1.76%	1.78%	1.76%	1.83%	1.78%	1.79%	1.64%	1.52%	1.52%	1.54%	1.54%	1.47%	1.38%

Citi Holdings - Consumer (2) (4)	$10,641	$9,741	$8,996	$8,182	$6,522	$6,342	$6,202	$5,353	$4,782	$4,800	$4,944	$4,422	$3,589	$3,327	$3,022	$2,890	$2,452	$2,504	$2,156	$ 1,831	$ 78.8
Ratio	4.08%	4.07%	4.68%	4.56%	3.98%	4.06%	4.24%	3.99%	3.73%	3.88%	4.19%	3.93%	3.44%	3.41%	3.19%	3.15%	2.78%	2.99%	2.73%	2.45%
International	$1,362	$1,206	$1,240	$1,097	$1,062	$961	$884	$704	$708	$639	$627	$587	$468	$431	$361	$366	$349	$330	$178	$ 168	$ 8.0
Ratio	3.80%	3.72%	3.79%	3.64%	4.58%	3.97%	3.84%	3.65%	3.87%	3.63%	3.65%	3.72%	3.27%	3.12%	2.62%	2.69%	2.68%	3.14%	1.96%	2.10%
North America (2) (4)	$9,279	$8,535	$7,756	$7,085	$5,460	$5,381	$5,318	$4,649	$4,074	$4,161	$4,317	$3,835	$3,121	$2,896	$2,661	$2,524	$2,103	$2,174	$1,978	$ 1,663	$ 70.8
Ratio	4.12%	4.13%	4.86%	4.74%	3.89%	4.07%	4.32%	4.05%	3.71%	3.93%	4.29%	3.96%	3.46%	3.45%	3.30%	3.24%	2.79%	2.97%	2.83%	2.49%
Other (5)																					$ 0.1

Total Citigroup (2) (4)	$16,590	$15,066	$14,171	$12,947	$10,919	$10,400	$10,044	$9,223	$8,319	$8,063	$8,292	$7,737	$6,796	$6,118	$6,060	$5,944	$5,312	$5,319	$4,962	$ 4,519	$ 370.0
Ratio	3.22%	3.07%	3.17%	2.93%	2.56%	2.43%	2.44%	2.24%	2.06%	2.03%	2.09%	1.94%	1.77%	1.64%	1.61%	1.54%	1.41%	1.41%	1.34%	1.24%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 25.

(3)	Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.
(4)

The December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $0.9 billion, $17 million, $15 million and $14 million, respectively, of loans that are carried at fair value.

(5)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

TOTAL CITIGROUP

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$36,033	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916

Gross Credit (Losses)	(9,116)	(8,928)	(8,413)	(7,692)	(7,032)	(5,779)	(5,093)	(4,795)	(4,644)	(4,205)	(4,516)	(3,640)
Gross Recoveries	794	1,020	813	899	837	730	673	772	786	714	619	655
Net Credit (Losses) / Recoveries (NCLs)	(8,322)	(7,908)	(7,600)	(6,793)	(6,195)	(5,049)	(4,420)	(4,023)	(3,858)	(3,491)	(3,897)	(2,985)
NCLs (2)	8,322	7,908	7,600	6,793	6,195	5,049	4,420	4,023	3,858	3,491	3,897	2,985
Net Reserve Builds / (Releases) (3)	(890)	(1,747)	(1,449)	(2,431)	(3,500)	(1,965)	(1,606)	(1,454)	(214)	(641)	(860)	(193)
Net Specific Reserve Builds / (Releases) (3)	865	308	(522)	204	118	(15)	122	(51)	(935)	(375)	(601)	46
Provision for Loan Losses	8,297	6,469	5,629	4,566	2,813	3,069	2,936	2,518	2,709	2,475	2,436	2,838
Other (4) (5) (6) (7) (8) (9)	12,738	(1,110)	(552)	(792)	(705)	(226)	(826)	(432)	54	(393)	(234)	(314)
Allowance for Loan Losses at End of Period (1) (a)	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455

Allowance for Unfunded Lending Commitments (10) (a)	$1,122	$1,054	$1,102	$1,066	$1,105	$1,097	$1,139	$1,136	$1,097	$1,104	$1,063	$1,119

Provision for Unfunded Lending Commitments	$(35)	$(71)	$26	$(37)	$25	$(13)	$43	$(4)	$(38)	$7	$(41)	$56

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$49,868	$47,251	$44,776	$41,721	$37,673	$35,459	$33,191	$31,251	$30,117	$28,715	$26,979	$26,574

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	6.80%	6.72%	6.73%	6.31%	5.78%	5.35%	5.07%	4.69%	4.51%	4.25%	3.97%	3.92%

Allowance for Loan Losses at End of Period (1):
Citicorp	$24,909	$23,805	$23,157	$22,366	$20,563	$19,225	$17,613	$16,699	$16,306	$15,387	$14,828	$14,623
Citi Holdings	23,837	22,392	20,517	18,289	16,005	15,137	14,439	13,416	12,714	12,224	11,088	10,832
Total Citigroup	$48,746	$46,197	$43,674	$40,655	$36,568	$34,362	$32,052	$30,115	$29,020	$27,611	$25,916	$25,455

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$25,455	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$36,033	$40,655	$30,115	$25,455	$19,648

Gross Credit (Losses)	(3,444)	(3,257)	(2,974)	(3,094)	(2,983)	(2,812)	(2,586)	(2,727)	(34,149)	(22,699)	(17,005)	(12,769)	(11,108)
Gross Recoveries	566	649	544	547	544	623	489	479	3,526	3,012	2,774	2,306	2,135
Net Credit (Losses) / Recoveries (NCLs)	(2,878)	(2,608)	(2,430)	(2,547)	(2,439)	(2,189)	(2,097)	(2,248)	(30,623)	(19,687)	(14,231)	(10,463)	(8,973)
NCLs (2)	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	30,623	19,687	14,231	10,463	8,973
Net Reserve Builds / (Releases) (3)	(306)	(642)	(767)	(246)	(560)	(521)	(492)	(306)	(6,517)	(8,525)	(1,908)	(1,961)	(1,879)
Net Specific Reserve Builds / (Releases) (3)	(358)	(139)	(11)	(390)	(86)	(89)	(30)	(61)	855	174	(1,865)	(898)	(266)
Provision for Loan Losses	2,214	1,827	1,652	1,911	1,793	1,579	1,575	1,881	24,961	11,336	10,458	7,604	6,828
Other (4) (5) (6) (7) (8) (9)	(1,064)	(1,366)	(197)	(321)	(79)	(423)	(453)	(554)	10,284	(2,189)	(887)	(2,948)	(1,509)
Allowance for Loan Losses at End of Period (1) (a)	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$15,994	$40,655	$30,115	$25,455	$19,648	$15,994

Allowance for Unfunded Lending Commitments (10) (a)	$1,132	$1,133	$1,262	$1,229	$1,202	$1,176	$1,140	$1,063	$1,066	$1,136	$1,119	$1,229	$1,063

Provision for Unfunded Lending Commitments	$14	$(3)	$103	$(34)	$(27)	$(31)	$(30)	$(74)	$(117)	$51	$(16)	$80	$(162)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,859	$22,713	$21,867	$20,877	$20,125	$19,066	$18,055	$17,057	$41,721	$31,251	$26,574	$20,877	$17,057

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	3.70%	3.38%	3.16%	2.97%	2.87%	2.70%	2.60%	2.50%

Allowance for Loan Losses at End of Period (1):
Citicorp	$14,330	$13,425	$13,299	$13,174	$12,870	$12,473	$11,915	$11,465
Citi Holdings	9,397	8,155	7,306	6,474	6,053	5,417	5,000	4,529
Total Citigroup	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$15,994

(1)             Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)             The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)             The fourth quarter of 2013, first quarter of 2014, second quarter of 2014, third quarter of 2014 and fourth quarter of 2014 include $60 million, $32 million, $0 million, $77 million and $8 million, respectively, of builds related to gains / (losses) on loan sales.

(4)             Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)             The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(6)             The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(7)             The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(8)             The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(9)             The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(10)        Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)        December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 exclude $5.0 billion, $5.7 billion, $4.8 billion, $4.4 billion and $5.9 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

TOTAL CITIGROUP

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$28,347	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236	$25,963	$24,639	$23,099

Net Credit Losses (NCLs)	(7,958)	(7,436)	(6,678)	(6,127)	(5,346)	(4,699)	(4,148)	(3,880)	(3,941)	(3,337)	(3,780)	(2,950)
NCLs (2)	7,958	7,436	6,678	6,127	5,346	4,699	4,148	3,880	3,941	3,337	3,780	2,950
Net Reserve Builds / (Releases) (3)	(518)	(1,296)	(1,146)	(1,930)	(2,903)	(1,810)	(1,488)	(1,241)	(368)	(564)	(861)	(117)
Net Specific Reserve Builds / (Releases) (3)	732	479	(221)	587	912	268	231	33	(931)	(384)	(426)	14
Provision for Loan Losses	8,172	6,619	5,311	4,784	3,355	3,157	2,891	2,672	2,642	2,389	2,493	2,847
Other (4) (5) (6) (7) (8) (9)	12,808	(1,023)	(598)	(815)	(729)	(229)	(792)	(422)	26	(376)	(253)	(317)
Allowance for Loan Losses at End of Period (1) (a)	$41,369	$39,529	$37,564	$35,406	$32,686	$30,915	$28,866	$27,236	$25,963	$24,639	$23,099	$22,679

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$6	$—	$—	$—	$—	$3	$4	$3	$2	$2	$1	$2

Provision for Unfunded Lending Commitments	$—	$(9)	$—	$—	$—	$3	$2	$—	$—	$—	$(1)	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$41,375	$39,529	$37,564	$35,406	$32,686	$30,918	$28,870	$27,239	$25,965	$24,641	$23,100	$22,681

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	7.86%	7.90%	8.20%	7.81%	7.48%	7.05%	6.83%	6.45%	6.26%	6.04%	5.68%	5.57%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,686	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879	$3,057	$2,972	$2,817

Net Credit (Losses) / Recoveries (NCL’s)	(364)	(472)	(922)	(666)	(849)	(350)	(272)	(143)	83	(154)	(117)	(35)
NCLs	364	472	922	666	849	350	272	143	(83)	154	117	35
Net Reserve Builds / (Releases)	(372)	(451)	(303)	(501)	(597)	(155)	(118)	(213)	154	(77)	1	(76)
Net Specific Reserve Builds / (Releases)	133	(171)	(301)	(383)	(794)	(283)	(109)	(84)	(4)	9	(175)	32
Provision for Loan Losses	125	(150)	318	(218)	(542)	(88)	45	(154)	67	86	(57)	(9)
Other (4)	(70)	(87)	46	23	24	3	(34)	(10)	28	(17)	19	3
Allowance for Loan Losses at End of Period (1) (b)	$7,377	$6,668	$6,110	$5,249	$3,882	$3,447	$3,186	$2,879	$3,057	$2,972	$2,817	$2,776

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,116	$1,054	$1,102	$1,066	$1,105	$1,094	$1,135	$1,133	$1,095	$1,102	$1,062	$1,117

Provision for Unfunded Lending Commitments	$(35)	$(62)	$26	$(37)	$25	$(16)	$41	$(4)	$(38)	$7	$(40)	$56

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,493	$7,722	$7,212	$6,315	$4,987	$4,541	$4,321	$4,012	$4,152	$4,074	$3,879	$3,893

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	3.88%	3.57%	3.20%	2.75%	1.98%	1.69%	1.52%	1.31%	1.34%	1.23%	1.14%	1.14%

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$22,679	$20,948	$18,872	$17,912	$17,064	$16,451	$15,520	$14,575	$28,347	$35,406	$27,236	$22,679	$17,064

Net Credit Losses (NCLs)	(2,833)	(2,563)	(2,334)	(2,532)	(2,294)	(2,178)	(2,115)	(2,098)	(28,199)	(18,073)	(14,008)	(10,262)	(8,685)
NCLs (2)	2,833	2,563	2,334	2,532	2,294	2,178	2,115	2,098	28,199	18,073	14,008	10,262	8,685
Net Reserve Builds / (Releases) (3)	(275)	(544)	(785)	(158)	(459)	(495)	(393)	(399)	(4,890)	(7,442)	(1,910)	(1,762)	(1,746)
Net Specific Reserve Builds / (Releases) (3)	(400)	(169)	34	(362)	(76)	(14)	(117)	(39)	1,577	1,444	(1,727)	(897)	(246)
Provision for Loan Losses	2,158	1,850	1,583	2,012	1,759	1,669	1,605	1,660	24,886	12,075	10,371	7,603	6,693
Other (4) (5) (6) (7) (8) (9)	(1,056)	(1,363)	(209)	(328)	(78)	(422)	(435)	(532)	10,372	(2,172)	(920)	(2,956)	(1,467)
Allowance for Loan Losses at End of Period (1) (a)	$20,948	$18,872	$17,912	$17,064	$16,451	$15,520	$14,575	$13,605	$35,406	$27,236	$22,679	$17,064	$13,605

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$15	$27	$66	$65	$62	$64	$55	$36	$—	$3	$2	$65	$36

Provision for Unfunded Lending Commitments	$15	$8	$14	$(2)	$(2)	$(3)	$(2)	$(15)	$(9)	$5	$(1)	$35	$(22)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$20,963	$18,899	$17,978	$17,129	$16,513	$15,584	$14,630	$13,641	$35,406	$27,239	$22,681	$17,129	$13,641

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	5.32%	4.95%	4.63%	4.34%	4.29%	4.04%	3.87%	3.68%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,776	$2,779	$2,708	$2,693	$2,584	$2,472	$2,370	$2,340	$7,686	$5,249	$2,879	$2,776	$2,584

Net Credit (Losses) / Recoveries (NCL’s)	(45)	(45)	(96)	(15)	(145)	(11)	18	(150)	(2,424)	(1,614)	(223)	(201)	(288)
NCLs	45	45	96	15	145	11	(18)	150	2,424	1,614	223	201	288
Net Reserve Builds / (Releases)	(31)	(98)	18	(88)	(101)	(26)	(99)	93	(1,627)	(1,083)	2	(199)	(133)
Net Specific Reserve Builds / (Releases)	42	30	(45)	(28)	(10)	(75)	87	(22)	(722)	(1,270)	(138)	(1)	(20)
Provision for Loan Losses	56	(23)	69	(101)	34	(90)	(30)	221	75	(739)	87	1	135
Other (4)	(8)	(3)	12	7	(1)	(1)	(18)	(22)	(88)	(17)	33	8	(42)
Allowance for Loan Losses at End of Period (1) (b)	$2,779	$2,708	$2,693	$2,584	$2,472	$2,370	$2,340	$2,389	$5,249	$2,879	$2,776	$2,584	$2,389

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,117	$1,106	$1,196	$1,164	$1,140	$1,112	$1,085	$1,027	$1,066	$1,133	$1,117	$1,164	$1,027

Provision for Unfunded Lending Commitments	$(1)	$(11)	$89	$(32)	$(25)	$(28)	$(28)	$(59)	$(108)	$46	$(15)	$45	$(140)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,896	$3,814	$3,889	$3,748	$3,612	$3,482	$3,425	$3,416	$6,315	$4,012	$3,893	$3,748	$3,416

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.12%	1.05%	1.01%	0.97%	0.90%	0.85%	0.86%	0.89%

Footnotes to these tables are on the following page (page 34).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 33).

(1)                 Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                 See footnote 2 on page 32.

(3)                 The fourth quarter of 2013, first quarter of 2014, second quarter of 2014, third quarter of 2014 and fourth quarter of 2014 include $60 million, $32 million, $0 million, $77 million and $8 million, respectively, of builds related to gains / (losses) on loan sales.

(4)                 Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)                 The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(6)                 The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(7)                 The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS.  These amounts are partially offset by foreign currency translation on the entire allowance balance.

(8)                 The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS.  Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(9)                 The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(10)            Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)            December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 exclude $0.9 billion, $0.9 billion, $46 million, $45 million and $43 million, respectively, of loans which are carried at fair value.

(12)            December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 exclude $4.1 billion, $4.8 billion, $4.8 billion, $4.4 billion and $5.9 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1

CITICORP

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012

Citicorp
Net Credit Losses	$4,437	$4,174	$4,044	$3,629	$3,096	$2,808	$2,472	$2,395	$2,080	$2,103	$2,033	$1,952
Credit Reserve Build / (Release)	(344)	(792)	(899)	(1,025)	(1,791)	(1,387)	(938)	(846)	(601)	(756)	(655)	(181)
Global Consumer Banking
Net Credit Losses	4,335	4,132	3,753	3,491	2,885	2,658	2,384	2,222	2,137	1,980	1,891	1,878
Credit Reserve Build / (Release)	(171)	(560)	(872)	(833)	(1,396)	(1,331)	(969)	(707)	(758)	(743)	(506)	(140)
North America Regional Consumer Banking
Net Credit Losses	3,616	3,480	3,149	2,887	2,371	2,135	1,855	1,740	1,630	1,510	1,353	1,265
Credit Reserve Build / (Release)	2	(209)	(493)	(620)	(1,201)	(1,238)	(955)	(785)	(843)	(814)	(519)	(215)
Retail Banking
Net Credit Losses	75	80	91	95	87	78	66	71	63	61	74	51
Credit Reserve Build / (Release)	2	(10)	39	7	2	9	9	5	(4)	(5)	37	45
Citi-Branded Cards
Net Credit Losses	2,084	2,048	1,880	1,671	1,352	1,231	1,099	986	902	840	745	700
Credit Reserve Build / (Release)	—	—	1	(347)	(642)	(752)	(655)	(678)	(549)	(405)	(403)	(240)
Citi Retail Services
Net Credit Losses	1,457	1,352	1,178	1,121	932	826	690	683	665	609	534	514
Credit Reserve Build / (Release)	—	(199)	(533)	(280)	(561)	(495)	(309)	(112)	(290)	(404)	(153)	(20)
Latin America Regional Consumer Banking
Net Credit Losses	398	358	341	340	296	294	283	289	310	290	326	383
Credit Reserve Build / (Release)	(127)	(204)	(245)	(156)	(139)	(35)	47	32	100	108	33	43
Retail Banking
Net Credit Losses	87	96	119	113	104	117	115	132	146	133	158	205
Credit Reserve Build / (Release)	5	4	(42)	10	(53)	24	77	24	93	72	32	26
Citi-Branded Cards
Net Credit Losses	311	262	222	227	192	177	168	157	164	157	168	178
Credit Reserve Build / (Release)	(132)	(208)	(203)	(166)	(86)	(59)	(30)	8	7	36	1	17
Asia Regional Consumer Banking (1)
Net Credit Losses	321	294	263	264	218	229	246	193	197	180	212	230
Credit Reserve Build / (Release)	(46)	(147)	(134)	(57)	(56)	(58)	(61)	46	(15)	(37)	(20)	32
Retail Banking
Net Credit Losses	105	109	97	108	72	87	99	67	64	57	72	90
Credit Reserve Build / (Release)	(22)	(42)	(44)	(20)	(17)	(21)	(36)	31	(3)	(14)	(26)	5
Citi-Branded Cards
Net Credit Losses	216	185	166	156	146	142	147	126	133	123	140	140
Credit Reserve Build / (Release)	(24)	(105)	(90)	(37)	(39)	(37)	(25)	15	(12)	(23)	6	27

Institutional Clients Group (ICG)
Net Credit Losses	103	43	290	137	210	150	87	172	(58)	122	143	75
Credit Reserve Build / (Release)	(177)	(232)	(27)	(190)	(394)	(56)	32	(138)	158	(13)	(149)	(41)

Corporate / Other
Net Credit Losses	(1)	(1)	1	1	1	—	1	1	1	1	(1)	(1)
Credit Reserve Build / (Release)	4	—	—	(2)	(1)	—	(1)	(1)	(1)	—	—	—

Total Citicorp Provision for Loan Losses	$4,093	$3,382	$3,145	$2,604	$1,305	$1,421	$1,534	$1,549	$1,479	$1,347	$1,378	$1,771

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014

Citicorp
Net Credit Losses	$1,894	$1,811	$1,746	$1,748	$1,866	$1,747	$1,692	$1,831	$16,284	$10,771	$8,168	$7,199	$7,136
Credit Reserve Build / (Release)	(313)	(292)	(101)	(105)	(300)	(398)	(387)	(153)	(3,060)	(4,962)	(2,193)	(811)	(1,238)
Global Consumer Banking
Net Credit Losses	1,855	1,758	1,681	1,723	1,732	1,738	1,680	1,710	15,711	10,149	7,886	7,017	6,860
Credit Reserve Build / (Release)	(336)	(228)	(82)	(8)	(213)	(302)	(379)	(254)	(2,436)	(4,403)	(2,147)	(654)	(1,148)
North America Regional Consumer Banking
Net Credit Losses	1,256	1,192	1,082	1,106	1,102	1,072	1,019	1,013	13,132	8,101	5,758	4,636	4,206
Credit Reserve Build / (Release)	(370)	(351)	(227)	(88)	(271)	(397)	(341)	(233)	(1,320)	(4,179)	(2,391)	(1,036)	(1,242)
Retail Banking
Net Credit Losses	56	46	37	47	34	37	36	36	341	302	249	186	143
Credit Reserve Build / (Release)	(9)	(2)	10	(21)	(4)	(28)	(11)	28	38	25	73	(22)	(15)
Citi-Branded Cards
Net Credit Losses	692	665	610	588	587	570	526	514	7,683	4,668	3,187	2,555	2,197
Credit Reserve Build / (Release)	(128)	(176)	(156)	(76)	(188)	(223)	(212)	(220)	(346)	(2,727)	(1,597)	(536)	(843)
Citi Retail Services
Net Credit Losses	508	481	435	471	481	465	457	463	5,108	3,131	2,322	1,895	1,866
Credit Reserve Build / (Release)	(233)	(173)	(81)	9	(79)	(146)	(118)	(41)	(1,012)	(1,477)	(867)	(478)	(384)
Latin America Regional Consumer Banking
Net Credit Losses	395	392	404	419	436	454	460	511	1,437	1,162	1,309	1,610	1,861
Credit Reserve Build / (Release)	37	103	164	59	51	109	(4)	(36)	(732)	(95)	284	363	120
Retail Banking
Net Credit Losses	201	197	205	213	208	211	210	278	415	468	642	816	907
Credit Reserve Build / (Release)	8	73	124	29	6	16	2	(37)	(23)	72	223	234	(13)
Citi-Branded Cards
Net Credit Losses	194	195	199	206	228	243	250	233	1,022	694	667	794	954
Credit Reserve Build / (Release)	29	30	40	30	45	93	(6)	1	(709)	(167)	61	129	133
Asia Regional Consumer Banking (1)
Net Credit Losses	204	174	195	198	194	212	201	186	1,142	886	819	771	793
Credit Reserve Build / (Release)	(3)	20	(19)	21	7	(14)	(34)	15	(384)	(129)	(40)	19	(26)
Retail Banking
Net Credit Losses	58	58	75	81	80	83	79	74	419	325	283	272	316
Credit Reserve Build / (Release)	(5)	40	(3)	15	13	(7)	(25)	—	(128)	(43)	(38)	47	(19)
Citi-Branded Cards
Net Credit Losses	146	116	120	117	114	129	122	112	723	561	536	499	477
Credit Reserve Build / (Release)	2	(20)	(16)	6	(6)	(7)	(9)	15	(256)	(86)	(2)	(28)	(7)

Institutional Clients Group (ICG)
Net Credit Losses	39	53	65	25	134	9	12	121	573	619	282	182	276
Credit Reserve Build / (Release)	23	(64)	(19)	(97)	(87)	(96)	(8)	101	(626)	(556)	(45)	(157)	(90)

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	3	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	2	(3)	(1)	—	—

Total Citicorp Provision for Loan Losses	$1,581	$1,519	$1,645	$1,643	$1,566	$1,349	$1,305	$1,678	$13,224	$5,809	$5,975	$6,388	$5,898

(1)    Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2
CITI HOLDINGS / TOTAL CITIGROUP
(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012
Citi Holdings
Net Credit Losses	$3,885	$3,734	$3,556	$3,164	$3,099	$2,241	$1,948	$1,628	$1,778	$1,388	$1,864	$1,033
Credit Reserve Build / (Release)	319	(647)	(1,072)	(1,202)	(1,591)	(593)	(546)	(659)	(548)	(260)	(806)	34

Total Citi Holdings Provision for Loan Losses	$4,204	$3,087	$2,484	$1,962	$1,508	$1,648	$1,402	$969	$1,230	$1,128	$1,058	$1,067

Total Citicorp Provision for Loan Losses (from prior page)	$4,093	$3,382	$3,145	$2,604	$1,305	$1,421	$1,534	$1,549	$1,479	$1,347	$1,378	$1,771

Total Citigroup Provision for Loan Losses	$8,297	$6,469	$5,629	$4,566	$2,813	$3,069	$2,936	$2,518	$2,709	$2,475	$2,436	$2,838

									Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2013	2013	2013	2013	2014	2014	2014	2014	2010	2011	2012	2013	2014
Citi Holdings
Net Credit Losses	$984	$797	$684	$799	$573	$442	$405	$417	$14,339	$8,916	$6,063	$3,264	$1,837
Credit Reserve Build / (Release)	(351)	(489)	(677)	(531)	(346)	(212)	(135)	(214)	(2,602)	(3,389)	(1,580)	(2,048)	(907)

Total Citi Holdings Provision for Loan Losses	$633	$308	$7	$268	$227	$230	$270	$203	$11,737	$5,527	$4,483	$1,216	$930

Total Citicorp Provision for Loan Losses (from prior page)	$1,581	$1,519	$1,645	$1,643	$1,566	$1,349	$1,305	$1,678	$13,224	$5,809	$5,975	$6,388	$5,898

Total Citigroup Provision for Loan Losses	$2,214	$1,827	$1,652	$1,911	$1,793	$1,579	$1,575	$1,881	$24,961	$11,336	$10,458	$7,604	$6,828

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1

TOTAL CITIGROUP

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$5,660	$4,411	$3,299	$2,112	$1,997	$1,899	$1,639	$1,246	$1,017	$724	$900	$735	$1,005	$811	$807	$736	$689	$367	$365	$321
EMEA	5,839	5,511	5,479	5,337	2,437	1,954	1,748	1,293	1,194	1,169	1,054	1,131	1,079	972	975	766	461	363	322	267
Latin America	613	581	664	701	606	528	442	362	263	209	151	128	116	91	124	127	186	288	481	416
Asia	831	546	517	470	451	451	342	335	499	469	324	339	304	270	272	279	284	200	182	179
Total	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	$2,973	$2,571	$2,429	$2,333	$2,504	$2,144	$2,178	$1,908	$1,620	$1,218	$1,350	$1,183

Consumer Non-Accrual Loans By Region (2)
North America	$12,966	$11,289	$9,978	$8,540	$7,068	$6,015	$5,822	$5,888	$6,519	$6,403	$7,698	$7,149	$6,189	$5,595	$5,345	$5,238	$5,139	$4,915	$4,546	$4,412
Latin America	1,241	1,207	1,144	1,019	1,034	1,083	998	1,107	1,178	1,158	1,275	1,285	1,313	1,430	1,400	1,426	1,466	1,386	1,364	1,188
Asia (3)	1,418	1,267	1,338	1,228	1,219	1,193	994	837	871	785	788	763	665	564	495	431	423	415	362	324
Total	$15,625	$13,763	$12,460	$10,787	$9,321	$8,291	$7,814	$7,832	$8,568	$8,346	$9,761	$9,197	$8,167	$7,589	$7,240	$7,095	$7,028	$6,716	$6,272	$5,924

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$849	$830	$843	$796	$743	$769	$764	$23	$7	$12	$9	$7	$2	$4	$3	$13	$25	$23	$20	$31
Global Consumer Banking	14	14	13	16	20	21	25	27	24	22	25	31	33	33	40	42	50	52	46	45
Citi Holdings	653	816	879	877	800	627	555	501	535	497	430	401	370	345	341	342	314	306	296	168
Corporate/Other	8	7	7	14	14	16	13	15	14	10	10	1	6	9	20	20	21	20	20	16

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$1,524	$1,667	$1,742	$1,703	$1,577	$1,433	$1,357	$566	$580	$541	$474	$440	$411	$391	$404	$417	$410	$401	$382	$260

OREO By Region:
North America	$1,294	$1,416	$1,471	$1,440	$1,331	$1,244	$1,222	$441	$392	$366	$315	$299	$285	$267	$294	$305	$305	$293	$303	$195
EMEA	134	146	164	161	140	133	79	73	139	127	111	99	85	76	62	59	50	44	18	8
Latin America	51	49	53	47	52	55	56	51	48	48	48	40	39	46	40	47	50	49	49	47
Asia	45	56	54	55	54	1	—	1	1	—	—	2	2	2	8	6	5	15	12	10
Total	$1,524	$1,667	$1,742	$1,703	$1,577	$1,433	$1,357	$566	$580	$541	$474	$440	$411	$391	$404	$417	$410	$401	$382	$260

Other Repossessed Assets (5)	$64	$55	$38	$28	$21	$18	$24	$1	$1	$2	$1	$1	$1	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$12,943	$11,049	$9,959	$8,620	$5,491	$4,832	$4,171	$3,236	$2,973	$2,571	$2,429	$2,333	$2,504	$2,144	$2,178	$1,908	$1,620	$1,218	$1,350	$1,183
Consumer Non-Accrual Loans	15,625	13,763	12,460	10,787	9,321	8,291	7,814	7,832	8,568	8,346	9,761	9,197	8,167	7,589	7,240	7,095	7,028	6,716	6,272	5,924
Non-Accrual Loans (NAL)	28,568	24,812	22,419	19,407	14,812	13,123	11,985	11,068	11,541	10,917	12,190	11,530	10,671	9,733	9,418	9,003	8,648	7,934	7,622	7,107
OREO	1,524	1,667	1,742	1,703	1,577	1,433	1,357	566	580	541	474	440	411	391	404	417	410	401	382	260
Other Repossessed Assets	64	55	38	28	21	18	24	1	1	2	1	1	1	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$30,156	$26,534	$24,199	$21,138	$16,410	$14,574	$13,366	$11,635	$12,122	$11,460	$12,665	$11,971	$11,083	$10,124	$9,822	$9,420	$9,058	$8,335	$8,004	$7,367

NAL as a % of Total Loans	3.96%	3.58%	3.43%	2.99%	2.32%	2.03%	1.88%	1.71%	1.78%	1.67%	1.85%	1.76%	1.65%	1.51%	1.43%	1.35%	1.30%	1.19%	1.17%	1.10%
NAA as a % of Total Assets	1.51%	1.37%	1.22%	1.10%	0.84%	0.74%	0.69%	0.62%	0.62%	0.60%	0.66%	0.64%	0.59%	0.54%	0.52%	0.50%	0.48%	0.44%	0.43%	0.40%

Allowance for Loan Losses as a % of NAL	171%	186%	195%	209%	247%	262%	267%	272%	251%	253%	213%	221%	222%	222%	219%	218%	219%	225%	222%	225%

(1)             Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)             Excludes SOP 3-03 purchased distressed loans.

(3)             Includes EMEA GCB for all periods due to the continued reduction in the relative impact from EMEA GCB.

(4)             Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(5)             Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(6)             There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2

CITICORP

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,258	$1,046	$1,115	$987	$1,181	$1,189	$1,243	$921	$790	$569	$758	$644	$795	$731	$746	$695	$672	$352	$353	$307
EMEA	1,089	864	1,131	1,277	1,302	1,064	957	694	748	805	718	807	767	658	675	489	396	319	281	228
Latin America	346	312	378	472	428	395	361	294	203	193	147	126	114	90	123	126	185	287	480	415
Asia	270	340	314	356	356	341	300	308	472	448	305	333	299	268	262	270	275	193	176	176
Total	$2,963	$2,562	$2,938	$3,092	$3,267	$2,989	$2,861	$2,217	$2,213	$2,015	$1,928	$1,910	$1,975	$1,747	$1,806	$1,580	$1,528	$1,151	$1,290	$1,126

Consumer Non-Accrual Loans By Region (2)
North America	$242	$273	$355	$338	$363	$231	$213	$186	$209	$450	$506	$524	$547	$528	$537	$528	$524	$429	$440	$465
Latin America	1,129	1,091	1,063	948	980	1,026	937	1,043	1,115	1,096	1,213	1,227	1,256	1,368	1,343	1,374	1,412	1,335	1,311	1,134
Asia (3)	531	417	429	361	389	389	326	330	377	369	372	371	407	344	336	295	287	312	317	286
Total	$1,902	$1,781	$1,847	$1,647	$1,732	$1,646	$1,476	$1,559	$1,701	$1,915	$2,091	$2,122	$2,210	$2,240	$2,216	$2,197	$2,223	$2,076	$2,068	$1,885

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$849	$830	$843	$796	$743	$769	$764	$23	$7	$12	$9	$7	$2	$4	$3	$13	$25	$23	$20	$31
Global Consumer Banking	14	14	13	16	20	21	25	27	24	22	25	31	33	33	40	42	50	52	46	45
Corporate/Other	8	7	7	14	14	16	13	15	14	10	10	1	6	9	20	20	21	20	20	16

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$871	$851	$863	$826	$777	$806	$802	$65	$45	$44	$44	$39	$41	$46	$63	$75	$96	$95	$86	$92

OREO By Region:
North America	$794	$804	$829	$791	$741	$774	$779	$44	$29	$22	$23	$18	$15	$13	$23	$16	$32	$22	$24	$35
EMEA	12	11	11	11	11	12	10	9	5	9	6	6	6	5	6	15	16	16	6	6
Latin America	21	23	19	20	21	19	13	11	10	13	15	14	18	27	27	38	43	42	44	41
Asia	44	13	4	4	4	1	—	1	1	—	—	1	2	1	7	6	5	15	12	10
Total	$871	$851	$863	$826	$777	$806	$802	$65	$45	$44	$44	$39	$41	$46	$63	$75	$96	$95	$86	$92

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,963	$2,562	$2,938	$3,092	$3,267	$2,989	$2,861	$2,217	$2,213	$2,015	$1,928	$1,910	$1,975	$1,747	$1,806	$1,580	$1,528	$1,151	$1,290	$1,126
Consumer Non-Accrual Loans	1,902	1,781	1,847	1,647	1,732	1,646	1,476	1,559	1,701	1,915	2,091	2,122	2,210	2,240	2,216	2,197	2,223	2,076	2,068	1,885
Non-Accrual Loans (NAL)	4,865	4,343	4,785	4,739	4,999	4,635	4,337	3,776	3,914	3,930	4,019	4,032	4,185	3,987	4,022	3,777	3,751	3,227	3,358	3,011
OREO	871	851	863	826	777	806	802	65	45	44	44	39	41	46	63	75	96	95	86	92
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,736	$5,194	$5,648	$5,565	$5,776	$5,441	$5,139	$3,841	$3,959	$3,974	$4,063	$4,071	$4,226	$4,033	$4,085	$3,852	$3,847	$3,322	$3,444	$3,103

NAA as a % of Total Assets	0.38%	0.35%	0.36%	0.36%	0.36%	0.33%	0.31%	0.24%	0.23%	0.24%	0.24%	0.24%	0.25%	0.24%	0.24%	0.22%	0.22%	0.19%	0.20%	0.18%

Allowance for Loan Losses as a % of NAL	512%	548%	484%	472%	411%	415%	406%	442%	417%	392%	369%	363%	342%	337%	331%	349%	343%	387%	355%	381%

N/A Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 37) for total Citigroup balances.

See Notes (1) - (6) on page 37.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3

CITI HOLDINGS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$4,402	$3,365	$2,184	$1,125	$816	$710	$396	$325	$227	$155	$142	$91	$210	$80	$61	$41	$17	$15	$12	$14
EMEA	4,750	4,647	4,348	4,060	1,135	890	791	599	446	364	336	324	312	314	300	277	65	44	41	39
Latin America	267	269	286	229	178	133	81	68	60	16	4	2	2	1	1	1	1	1	1	1
Asia	561	206	203	114	95	110	42	27	27	21	19	6	5	2	10	9	9	7	6	3
Total	$9,980	$8,487	$7,021	$5,528	$2,224	$1,843	$1,310	$1,019	$760	$556	$501	$423	$529	$397	$372	$328	$92	$67	$60	$57

Consumer Non-Accrual Loans By Region (2)
North America	$12,724	$11,016	$9,623	$8,202	$6,705	$5,784	$5,609	$5,702	$6,310	$5,953	$7,192	$6,625	$5,642	$5,067	$4,808	$4,710	$4,615	$4,486	$4,106	$3,947
Latin America	112	116	81	71	54	57	61	64	63	62	62	58	57	62	57	52	54	51	53	54
Asia (3)	887	850	909	867	830	804	668	507	494	416	416	392	258	220	159	136	136	103	45	38
Total	$13,723	$11,982	$10,613	$9,140	$7,589	$6,645	$6,338	$6,273	$6,867	$6,431	$7,670	$7,075	$5,957	$5,349	$5,024	$4,898	$4,805	$4,640	$4,204	$4,039

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (4):
North America	$500	$612	$642	$649	$590	$470	$443	$397	$363	$344	$292	$281	$270	$254	$271	$289	$273	$271	$279	$160
EMEA	122	135	153	150	129	121	69	64	134	118	105	93	79	71	56	44	34	28	12	2
Latin America	30	26	34	27	31	36	43	40	38	35	33	26	21	19	13	9	7	7	5	6
Asia	1	43	50	51	50	—	—	—	—	—	—	1	—	1	1	—	—	—	—	—
Total	$653	$816	$879	$877	$800	$627	$555	$501	$535	$497	$430	$401	$370	$345	$341	$342	$314	$306	$296	$168

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$9,980	$8,487	$7,021	$5,528	$2,224	$1,843	$1,310	$1,019	$760	$556	$501	$423	$529	$397	$372	$328	$92	$67	$60	$57
Consumer Non-Accrual Loans	13,723	11,982	10,613	9,140	7,589	6,645	6,338	6,273	6,867	6,431	7,670	7,075	5,957	5,349	5,024	4,898	4,805	4,640	4,204	4,039
Non-Accrual Loans (NAL)	23,703	20,469	17,634	14,668	9,813	8,488	7,648	7,292	7,627	6,987	8,171	7,498	6,486	5,746	5,396	5,226	4,897	4,707	4,264	4,096
OREO	653	816	879	877	800	627	555	501	535	497	430	401	370	345	341	342	314	306	296	168
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$24,356	$21,285	$18,513	$15,545	$10,613	$9,115	$8,203	$7,793	$8,162	$7,484	$8,601	$7,899	$6,856	$6,091	$5,737	$5,568	$5,211	$5,013	$4,560	$4,264

NAA as a % of Total Assets	4.99%	4.72%	4.52%	4.48%	3.23%	3.04%	2.91%	3.00%	3.33%	3.27%	4.02%	4.01%	3.67%	3.60%	3.56%	3.62%	3.45%	3.39%	3.33%	3.31%

Allowance for Loan Losses as a % of NAL	101%	109%	116%	125%	163%	178%	189%	184%	167%	175%	136%	144%	145%	142%	135%	124%	124%	115%	117%	111%

N/A  Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 37) for total Citigroup balances.

See Notes (1) - (6) on page 37.

Reclassified to conform to the current period’s presentation.

CITIGROUP

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(In millions of dollars, except per share amounts)

Tangible Common Equity and Tangible Book Value Per Share

Tangible Common Equity (TCE) and Tangible Book Value Per Share are non-GAAP financial measures.  TCE, as currently defined by Citigroup, represents common equity less goodwill and intangible assets (other than MSRs). Other companies may calculate TCE in a different manner. A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012

Tangible Book Value Per Share (on page 1):

Common Equity	$150,931	$154,304	$162,400	$162,946	$170,495	$175,806	$176,799	$177,213	$181,198	$183,258
Less:
Goodwill	25,662	25,201	25,797	26,152	26,339	26,621	25,496	25,413	25,810	25,483
Intangible Assets (other than MSRs)	8,277	7,868	7,705	7,504	7,280	7,136	6,800	6,600	6,413	6,156

Goodwill related to assets held-for-sale	45	66	—	—	165	—	—	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	65	62	59	56	53	50	47	44	41	38
Tangible Common Equity (TCE)	$116,882	$121,107	$128,839	$129,234	$136,658	$141,999	$144,456	$145,156	$148,934	$151,581
Common Shares Outstanding at quarter-end (CSO)	2,862.0	2,897.5	2,905.0	2,905.8	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5
Tangible Book Value Per Share (TCE/CSO)	$40.84	$41.80	$44.35	$44.47	$46.79	$48.66	$49.41	$49.64	$50.79	$51.69

	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Tangible Book Value Per Share (on page 1):

Common Equity	$186,150	$186,155	$189,855	$191,272	$195,256	$197,254	$200,898	$202,048	$202,960	$199,717
Less:
Goodwill	25,915	25,673	25,474	24,896	25,098	25,009	25,008	25,087	24,500	23,592
Intangible Assets (other than MSRs)	5,963	5,697	5,457	4,981	4,888	5,056	4,891	4,702	4,525	4,566

Goodwill related to assets held-for-sale	37	32	2	267	267	—	—	116	—	71

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	35	32	—	—	—	—	—	—	—	—
Tangible Common Equity (TCE)	$154,200	$154,721	$158,922	$161,128	$165,003	$167,189	$170,999	$172,143	$173,935	$171,488
Common Shares Outstanding at quarter-end (CSO)	2,932.5	3,028.9	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9
Tangible Book Value Per Share (TCE/CSO)	$52.58	$51.08	$52.23	$52.99	$54.40	$55.19	$56.29	$56.78	$57.41	$56.71

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2010	2010	2010	2010	2011	2011	2011	2011	2012	2012

Basel III Common Equity Tier 1 Capital and Ratio

Citigroup Common Stockholders’ Equity(2)
Add: Qualifying noncontrolling interests
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)
Intangible Assets:
Goodwill, net of related deferred tax liabilities(5)
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related deferred tax liabilities
Defined benefit pension plan net assets

Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards, and excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)

Basel III Common Equity Tier 1 Capital (CET1)

Basel III Risk-Weighted Assets (RWA)

Basel III Common Equity Tier 1 Capital ratio (CET1/RWA)

	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2012	2012	2013	2013	2013	2013	2014	2014	2014	2014

Basel III Common Equity Tier 1 Capital and Ratio

Citigroup Common Stockholders’ Equity(2)		186,155	189,854	191,311	195,316	197,347	201,003	202,165	203,077	199,841
Add: Qualifying noncontrolling interests		171	164	161	172	182	177	183	172	165
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)		(2,293)	(2,168)	(1,671)	(1,341)	(1,245)	(1,127)	(1,007)	(979)	(909)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)		587	361	524	339	177	170	116	193	279
Intangible Assets:
Goodwill, net of related deferred tax liabilities(5)		25,488	25,206	24,553	24,721	24,518	24,314	24,465	23,678	22,805
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related deferred tax liabilities		5,632	5,329	5,057	4,966	4,950	4,692	4,506	4,307	4,373
Defined benefit pension plan net assets		732	498	876	954	1,125	1,178	1,066	1,179	936
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards, and excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)		51,040	49,834	45,138	44,528	42,655	40,268	37,864	36,324	35,925

Basel III Common Equity Tier 1 Capital (CET1)		$105,140	$110,958	$116,995	$121,321	$125,349	$131,685	$135,338	$138,547	$136,597

Basel III Risk-Weighted Assets (RWA)		$1,205,820	$1,191,233	$1,167,399	$1,158,722	$1,185,443	$1,260,133	$1,280,845	$1,301,660	$1,292,605

Basel III Common Equity Tier 1 Capital ratio (CET1/RWA)		8.72%	9.31%	10.02%	10.47%	10.57%	10.45%	10.57%	10.64%	10.57%

(1)  Not used.

(2)  Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)  Citi’s Basel III Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)  The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, inaccordance with the final U.S. Basel III rules.

(5)  Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)  Aside from MSRs, reflects other DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.